      As filed with the Securities and Exchange Commission on April 2, 1999


                                                              File Nos. 33-12113
                                                                        811-5028

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                        Post-Effective Amendment No. 44                  /X/

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                               Amendment No. 48                          /X/

                                  PIMCO FUNDS
                                  -----------
              (Exact Name of Registrant as Specified in Charter)

                           840 Newport Center Drive
                        Newport Beach, California 92660
                        -------------------------------
             (Address of Principal Executive Offices)  (Zip Code)
              Registrant's Telephone Number, including area code)
                                (714) 760-4867

Robert W. Helm, Esq.                   R. Wesley Burns
Dechert Price & Rhoads                 Pacific Investment Management Company
1775 Eye Street, N.W.                  840 Newport Center Drive
Washington, D.C. 20006                 Newport Beach, California 92660

                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

              / / Immediately upon filing pursuant to paragraph (b)

              / / on (date) pursuant to paragraph (b)

              /X/ 60 days after filing pursuant to paragraph (a)(1)

              / / on (date) pursuant to paragraph (a)(2)

              / / 75 days after filing pursuant to paragraph (a)(2) of Rule 485


     If appropriate, check the following box:

              / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE

     This post-effective amendment no. 44 to the registration statement of PIMCO Funds on Form N-1A (File No. 33-12113) does not affect the prospectus relating to Class A, Class B and Class C shares of all of the then-existing Funds, or the prospectuses for the Class D shares of the Funds, each dated August 1, 1998, each of which is incorporated herein by reference from post-effective amendment no. 41 to the registration statement as filed on July 31, 1998 (File No. 33-12113). The amendment also does not affect the currently effective prospectus for Class A shares of the PIMCO Total Return Fund. The prospectus describing the Class A shares of the PIMCO Total Return Fund, as filed December 11, 1998 pursuant to Rule 497(e) under the Securities Act, is incorporated herein by reference. In addition, the Supplements relating to Class A, B and C shares and Class D Shares of the PIMCO Long Duration and Convertible Bond Funds is incorporated herein by reference from post-effective amendment no. 43 to the registration statement as filed on January 15, 1999.

                             CROSS-REFERENCE SHEET
                             REQUIRED BY RULE 495
                       UNDER THE SECURITIES ACT OF 1933


                                    PART A

            Institutional Class and Administrative Class Prospectus

                      Information Required in Prospectus
                      ----------------------------------


    Item Number               Heading
    -----------               -------

       1                      Cover Page

       2                      Prospectus Summary, Expense Information

       3                      Financial Highlights

       4                      Investment Objectives and Policies;
                              Characteristics and Risks of Securities and Investment Techniques; Other Information

       5                      Management of the Trust

       5A                     Not Applicable

       6                      Dividends, Distributions and Taxes;
                              Other Information

       7                      Purchase of Shares; Net Asset Value

       8                      Redemption of Shares

       9                      Not Applicable

                                    PART A

                  Class A, Class B, and Class C Prospectuses

                      Information Required in Prospectus
                      ----------------------------------


      Item Number                Heading
      -----------                -------

         1                       Cover Page

         2                       Schedule of Fees

         3                       Financial Highlights

         4                       Investment Objectives and Policies;
                                 Characteristics and Risks of Securities and Investment Techniques

         5                       Management of the Trust

         5A                      Not Applicable

         6                       Distributions; Taxes; Description
                                 of the Trust

         7 How to Buy Shares; Alternative Purchase Arrangements; Exchange Privilege; Distributor and Distribution and Servicing Plans; How Net Asset Value is Determined

         8                       How to Redeem

         9                       Not Applicable

                                    PART A

                             Class D Prospectuses

                      Information Required in Prospectus
                      ----------------------------------


      Item Number                Heading
      -----------                -------

         1                       Cover Page

         2                       Schedule of Fees

         3                       Financial Highlights

         4                       Investment Objectives and Policies;
                                 Characteristics and Risks of Securities and Investment Techniques

         5                       Management of the Trust

         5A                      Not Applicable

         6                       Distributions; Taxes; Description
                                 of the Trust

         7                       How to Buy Shares; Exchange Privilege;
                                 Distributor; How Net Asset Value is Determined

         8                       How to Redeem

         9                       Not Applicable

                                    PART A

                            PIMCO Total Return Fund
                              Class A Prospectus

                      Information Required in Prospectus
                      ----------------------------------

          Item Number                Heading
          -----------                -------

              1                      Cover Page

              2                      Schedule of Fees

              3                      Financial Highlights

              4                      Investment Objective and Policies;
                                     Characteristics and Risks of Securities
                                     and Investment Techniques

              5                      Management of the Trust

              5A                     Not Applicable

              6                      Distributions; Taxes; Description of
                                     the Trust

              7                      How to Buy Shares; Exchange Privilege;
                                     Distributor and Distribution and
                                     Servicing Plan; How Net Asset Value is
                                     Determined

              8                      How to Redeem

              9                      Not Applicable

                                 PART B

          Information Required in Statement of Additional Information
          -----------------------------------------------------------


      Item Number                Heading
      -----------                -------

         10                      Cover Page

         11                      Table of Contents

         12                      Not Applicable

         13                      Investment Objectives and Policies; Investment
                                 Restrictions

         14                      Trustees and Officers

         15                      Voting Rights

         16 Management of the Trust; Distribution of Trust Shares; Custodian, Transfer Agent and Dividend Disbursing Agent

         17                      Portfolio Transactions and Brokerage

         18                      Other Information

         19                      Distribution of Trust Shares; Net Asset Value

         20                      Taxation

         21                      Distribution of Trust Shares

         22                      Performance Information

         23                      Financial Statements

[LOGO FOR PIMCO
FUNDS PROSPECTUS]
                            PIMCO Funds Prospectus




Pacific                           __________________________________________________________________________________
Investment                        SHORT DURATION BONDS FUNDS
Management                        Money Market Fund                     Low Duration Fund II
Series                            Short-Term Fund                       Low Duration Fund III
                                  Low Duration Fund                     Low Duration Mortgage Fund
June 1, 1999                      ----------------------------------------------------------------------------------
                                  INTERMEDIATE DURATION BOND FUNDS
Shares Classes                    Moderate Duration Fund                Total Return Fund III
                                  Real Return Bond Fund                 Total Return Mortgage Fund
Ins  Institutional                Total Return Fund                     Commercial Mortgage Securities Fund
                                  Total Return Fund II                  High Yield Fund
                                  ----------------------------------------------------------------------------------
Adm Administration                LONG DURATION BOND FUNDS
                                  Long-Term U.S. Government Fund        Long Duration Fund

                                  ----------------------------------------------------------------------------------
                                  INTERNATIONAL BOND FUNDS
                                  Global Bond Fund                      International Bond Fund
                                  Global Bond Fund II                   Emerging Markets Bond Fund
                                  Foreign Bond Fund                     Emerging Markets Bond Fund II
                                  ----------------------------------------------------------------------------------
                                  TAX EXEMPT BOND FUNDS
                                  Municipal Bond Fund

                                  ----------------------------------------------------------------------------------
                                  STOCK AND BOND FUNDS
                                  Strategic Balanced Fund               Convertible Bond Fund

                                  ----------------------------------------------------------------------------------
                                  STOCK FUNDS
                                  StocksPLUS Fund                       StocksPLUS Short Strategy Fund



                                                          [LOGO FOR PIMCO FUNDS]

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement filed with the + +Securities and Exchange Commission is effective. This prospectus is not an +
+offer to sell securities, and we are not soliciting offers to buy these       +
+securities, in any state where the offer or sale is not permitted.            +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                SUBJECT TO COMPLETION, DATED APRIL 2, 1999

PIMCO Funds: Pacific Investment Management Series

Prospectus

June 1, 1999

PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of twenty-seven separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds may offer up to four additional classes of shares, Class A, Class B, Class C and Class D shares. See "Other Information--Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated June 1, 1999, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds. The Statement of Additional Information is available without charge and may be obtained by writing or calling:

             PIMCO Funds
             840 Newport Center Drive, Suite 300
             Newport Beach, CA 92660
             Telephone: (800) 927-4648
                   (800) 987-4626 (PIMCO Infolink Audio Response Network)

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and entail risk, including the possible loss of principal.

Investment in the PIMCO Money Market Fund (or in any other Fund) is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Each of the Funds, except the PIMCO Money Market and Municipal Bond Funds, may invest all of its assets in derivative instruments, some of which may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

The PIMCO High Yield, Emerging Markets Bond and Emerging Markets Bond II Funds may invest all of their assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in junk bonds, which are subject to high risk, and speculative with regard to payment of interest and return of principal. Investors should carefully consider these risks before investing in these Funds. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

1  PIMCO Funds: Pacific Investment Management Series

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   7
   Financial Highlights....................................................   9
   Investment Objectives and Policies......................................  19
   Investment Restrictions.................................................  30
   Characteristics and Risks of Securities and Investment Techniques.......  33
   Management of the Trust.................................................  51
   Purchase of Shares......................................................  55
   Redemption of Shares....................................................  58
   Portfolio Transactions..................................................  60
   Net Asset Value.........................................................  61
   Dividends, Distributions and Taxes......................................  62
   Other Information.......................................................  64
   Appendix A -- Description of Duration................................... A-1
   Appendix B -- Description of Securities Ratings......................... B-1

                                                                   Prospectus  2

                               PROSPECTUS SUMMARY


  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on February 19, 1987. The Trust consists of twenty-seven separate investment portfolios (the "Funds"). The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

Short Duration Bond
Funds                Primary Investments                                        Duration        Credit Quality(1) Foreign(2)
-----------------------------------------------------------------------------------------------------------------------------
Money Market         Money market instruments                                  less than
                                                                                or equal to
                                                                                90 days         Min 95% Aaa or    0%
                                                                                dollar-         Prime 1; less
                                                                                weighted        than or equal to
                                                                                average         5% Aa or Prime 2
                                                                                maturity
-----------------------------------------------------------------------------------------------------------------------------
Short-Term           Money market instruments and short maturity fixed          0-1 yr          B to Aaa; max     0-5%
                     income securities                                                          10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Low Duration         Short and intermediate maturity fixed income securities    1-3 yrs         B to Aaa; max     0-20%
                                                                                                10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Low Duration II      Same as Low Duration Fund, except quality and foreign      1-3 yrs         A to Aaa          0%
                     issuer restrictions
-----------------------------------------------------------------------------------------------------------------------------
Low Duration III     Same as Low Duration Fund, except prohibitions on          1-3 yrs         B to Aaa; max     0-20%
                     firms engaged in socially sensitive practices                              10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Low Duration         Short and intermediate maturity mortgage-related           1-3 yrs         Baa to Aaa; max   0%
Mortgage             securities                                                                 10% below Aaa
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Bond Funds
-----------------------------------------------------------------------------------------------------------------------------
Moderate Duration    Short and intermediate maturity fixed income securities    2-5 yrs         B to Aaa; max     0-20%
                                                                                                10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Real Return Bond     Inflation-indexed fixed income securities                  N/A, but see    B to Aaa; max     0-35%
                                                                                Fund            10% below Baa
                                                                                description
-----------------------------------------------------------------------------------------------------------------------------
Total Return         Intermediate maturity fixed income securities              3-6 yrs         B to Aaa; max     0-20%
                                                                                                10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Total Return II      Same as Total Return Fund, except quality and foreign      3-6 yrs         Baa to Aaa        0%
                     issuer restrictions
-----------------------------------------------------------------------------------------------------------------------------
Total Return III     Same as Total Return Fund, except prohibitions on firms    3-6 yrs         B to Aaa; max     0-20%
                     engaged in socially sensitive practices                                    10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Total Return         Intermediate maturity mortgage-related securities          2-6 yrs         Baa to Aaa; max   0%
Mortgage                                                                                        10% below Aaa
-----------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage  Commercial mortgage-backed securities                      3-8 yrs         B to Aaa; max     0%
Securities                                                                                      35% below Baa
-----------------------------------------------------------------------------------------------------------------------------
High Yield           Higher yielding fixed income securities                    2-6 yrs         B to Aaa; min     0%
                                                                                                65% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Long Duration Bond
Funds
-----------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.       Long-term maturity fixed income securities                 greater than    A to Aaa          0%
Government                                                                      or equal to
                                                                                8 yrs
-----------------------------------------------------------------------------------------------------------------------------
Long Duration        Long-term maturity fixed income securities                greater than     B to Aaa; max     0-20%
                                                                               or equal to      10% below Baa
                                                                               8 yrs
-----------------------------------------------------------------------------------------------------------------------------
International Bond
Funds
-----------------------------------------------------------------------------------------------------------------------------
Global Bond          Intermediate maturity U.S. and foreign fixed               3-7 yrs         B to Aaa; max     25-75%
                     income securities                                                          10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Global Bond II       Intermediate maturity U.S. and hedged foreign fixed        3-7 yrs         B to Aaa; max     25-75%
                     income securities                                                          10% below Baa
-----------------------------------------------------------------------------------------------------------------------------
Foreign Bond         Intermediate maturity hedged foreign fixed income          3-7 yrs         B to Aaa; max    greater than
                     securities                                                                 10% below Baa    or equal 85%
-----------------------------------------------------------------------------------------------------------------------------
International Bond   Foreign fixed income securities (Fund offered only to      0-8 yrs         Baa to Aaa       greater than
                     PIMCO private account clients)                                                              or equal 65%
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Emerging market fixed income securities                    0-8 yrs         B to Aaa         greater than
Bond                                                                                                             or equal 80%
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Emerging market fixed income securities (Fund offered      0-8 yrs         B to Aaa; max    greater than
Bond II              only to PIMCO private account clients)                                     10% below BB     or equal 80%
-----------------------------------------------------------------------------------------------------------------------------

3  PIMCO Funds: Pacific Investment Management Series

Tax Exempt Bond      Primary Investments                                         Duration     Credit Quality(1) Foreign(2)
Funds
--------------------------------------------------------------------------------------------------------------------------
Municipal Bond       Investment grade municipal securities (tax-exempt bonds)    3-10 yrs     Ba to Aaa; max    0%
                                                                                              10% below Baa
--------------------------------------------------------------------------------------------------------------------------
Stock and Bond
Funds
--------------------------------------------------------------------------------------------------------------------------
Strategic Balanced   Same as Total Return and StocksPLUS Funds according to      0-6 yrs      B to Aaa; max     0-20%
                     PIMCO's allocation strategy                                              10% below Baa
--------------------------------------------------------------------------------------------------------------------------
Convertible Bond     Convertible Securities                                      N/A          Caa to Aaa; max   0-20%
                                                                                              35% below Baa and
                                                                                              10% below B
--------------------------------------------------------------------------------------------------------------------------
Stock Funds
--------------------------------------------------------------------------------------------------------------------------
StocksPLUS           S&P 500 stock index derivatives backed by a portfolio       0-1 yr       B to Aaa; max     0-20%
                     of short-term fixed income securities                                    10% below Baa
--------------------------------------------------------------------------------------------------------------------------
StocksPLUS Short     Inversely correlated S&P 500 derivatives backed by a        0-1 yr       B to Aaa; max     0-20%
Strategy             portfolio of short-term fixed income securities                          10% below Baa
--------------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality.
(2) Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds. Percentage limitations for these six Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government nor Municipal Bond Funds may invest in any securities of foreign issuers.

                    Investment Objectives of the PIMCO Funds

  The investment objective of each of the PIMCO Money Market and Short-Term Funds is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of the PIMCO Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the PIMCO Municipal Bond Fund. The investment objective of each of the remaining Fixed Income Funds and the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the Convertible Bond Fund is to seek to realize maximum total return, consistent with prudent investment management. The investment objective of the PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

                      Investment Risks and Considerations

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds.

  The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment.

                                                                   Prospectus  4

  Generally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

  All Funds (except the PIMCO Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  Investors should carefully consider the possible tax consequences from investing in the PIMCO Real Return Bond Fund. The Fund invests primarily in securities that for tax purposes may be considered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to shareholders in excess of the cash received by the Fund in a given period from those investments. See "Characteristics and Risks of Securities and Investment Techniques -- Inflation-Indexed Bonds" and "Dividends, Distributions and Taxes" for additional information.

  Some of the Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

  The PIMCO Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                   Investment Adviser and Fund Administrator

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that had approximately

5  PIMCO Funds: Pacific Investment Management Series

$158 billion of assets under management as of December 31, 1998. The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which had approximately $244 billion of assets under management as of December 31, 1998. See "Management of the Trust."

                               Purchase of Shares

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond and Emerging Markets Bond II Funds are offered only to private account clients of PIMCO. See "Purchase of Shares."

                           Redemptions and Exchanges

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values, for shares of the same class of any other Fund of the Trust offered generally to the public, except that only private account clients of PIMCO may purchase shares of the PIMCO International Bond and Emerging Markets Bond II Funds. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, composed primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."


                                                                   Prospectus  6

                              EXPENSE INFORMATION

Shareholder Transaction Expenses (Institutional Class and Administrative
Class):

  Maximum initial sales charge imposed on purchases (as a percentage of offering price at time of purchase).................................... None
  Maximum sales charge imposed on reinvested dividends (as a percentage of offering price at time of purchase).................................... None
  Maximum redemption fee:
    StocksPLUS Short Strategy Fund........................................  1%*
    All Other Funds....................................................... None
  Exchange Fee............................................................ None

*On shares held less than 3 months.

Annual Fund Operating Expenses (as a percentage of average daily net assets):

                                            Advisory    Administrative   Total
   Institutional Class Shares                 Fee             Fee       Expenses
   --------------------------            -------------- --------------- --------
   Money Market Fund...................       0.15%          0.20%        0.35%
   Short-Term Fund.....................       0.25           0.20         0.45
   Low Duration Fund...................       0.25           0.18         0.43
   Low Duration Fund II................       0.25           0.25         0.50
   Low Duration Fund III...............       0.25           0.25         0.50
   Low Duration Mortgage Fund..........       0.25           0.25         0.50
   Moderate Duration Fund..............       0.25           0.20         0.45
   Real Return Bond Fund...............       0.25           0.25         0.50
   Total Return Fund...................       0.25           0.18         0.43
   Total Return Fund II................       0.25           0.25         0.50
   Total Return Fund III...............       0.25           0.25         0.50
   Total Return Mortgage Fund..........       0.25           0.25         0.50
   Commercial Mortgage Securities Fund.       0.40           0.25         0.65
   High Yield Fund.....................       0.25           0.25         0.50
   Long-Term U.S. Government Fund......       0.25           0.25         0.50
   Long Duration Fund..................       0.25           0.25         0.50
   Global Bond Fund....................       0.25           0.30         0.55
   Global Bond Fund II.................       0.25           0.30         0.55
   Foreign Bond Fund...................       0.25           0.25         0.50
   International Bond Fund.............       0.25           0.25         0.50
   Emerging Markets Bond Fund..........       0.45           0.40         0.85
   Emerging Markets Bond Fund II.......       0.45           0.40         0.85
   Municipal Bond Fund.................       0.25           0.25         0.50
   Strategic Balanced Fund.............       0.40           0.25         0.65
   Convertible Bond Fund...............       0.40           0.25         0.65
   StocksPLUS Fund.....................       0.40           0.25         0.65
   StocksPLUS Short Strategy Fund......       0.40           0.25         0.65
                                Advisory Administrative 12b-1 (Service)  Total
   Administrative Class Shares    Fee         Fee             Fee       Expenses
   ---------------------------  -------- -------------- --------------- --------
   Money Market Fund..........    0.15%       0.20%          0.25%        0.60%
   Short-Term Fund............    0.25        0.20           0.25         0.70
   Low Duration Fund..........    0.25        0.18           0.25         0.68
   Low Duration Fund II.......    0.25        0.25           0.25         0.75
   Low Duration Fund III......    0.25        0.25           0.25         0.75
   Low Duration Mortgage Fund.    0.25        0.25           0.25         0.75
   Moderate Duration Fund.....    0.25        0.20           0.25         0.70
   Real Return Bond Fund......    0.25        0.25           0.25         0.75
   Total Return Fund..........    0.25        0.18           0.25         0.68
   Total Return Fund II.......    0.25        0.25           0.25         0.75
   Total Return Fund III......    0.25        0.25           0.25         0.75
   Total Return Mortgage Fund.    0.25        0.25           0.25         0.75
   Commercial Mortgage
    Securities Fund...........    0.40        0.25           0.25         0.90
   High Yield Fund............    0.25        0.25           0.25         0.75
   Long-Term U.S. Government
    Fund......................    0.25        0.25           0.25         0.75
   Long Duration Fund.........    0.25        0.25           0.25         0.75
   Global Bond Fund...........    0.25        0.30           0.25         0.80
   Global Bond Fund II........    0.25        0.30           0.25         0.80
   Foreign Bond Fund..........    0.25        0.25           0.25         0.75
   International Bond Fund....    0.25        0.25           0.25         0.75
   Emerging Markets Bond Fund.    0.45        0.40           0.25         1.10
   Emerging Markets Bond Fund
    II........................    0.45        0.40           0.25         1.10
   Municipal Bond Fund........    0.25        0.25           0.25         0.75
   Strategic Balanced Fund....    0.40        0.25           0.25         0.90
   Convertible Bond Fund......    0.40        0.25           0.25         0.90
   StocksPLUS Fund............    0.40        0.25           0.25         0.90
   StocksPLUS Short Strategy
    Fund......................    0.40        0.25           0.25         0.90

7  PIMCO Funds: Pacific Investment Management Series

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

Example of Fund Expenses:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   Institutional Class Shares                    1 year 3 years 5 years 10 years
   --------------------------                    ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $44
   Short-Term Fund..............................    5      14      25      57
   Low Duration Fund............................    4      14      24      54
   Low Duration Fund II.........................    5      16      28      63
   Low Duration Fund III........................    5      16      28      63
   Low Duration Mortgage Fund...................    5      16      28      63
   Moderate Duration Fund.......................    5      14      25      57
   Real Return Bond Fund........................    5      16      28      63
   Total Return Fund............................    4      14      24      54
   Total Return Fund II.........................    5      16      28      63
   Total Return Fund III........................    5      16      28      63
   Total Return Mortgage Fund...................    5      16      28      63
   Commercial Mortgage Securities Fund..........    7      21      36      81
   High Yield Fund..............................    5      16      28      63
   Long-Term U.S. Government Fund...............    5      16      28      63
   Long Duration Fund...........................    5      16      28      63
   Global Bond Fund.............................    6      18      31      69
   Global Bond Fund II..........................    6      18      31      69
   Foreign Bond Fund............................    5      16      28      63
   International Bond Fund......................    5      16      28      63
   Emerging Markets Bond Fund...................    9      27      47     105
   Emerging Markets Bond Fund II................    9      27      47     105
   Municipal Bond Fund..........................    5      16      28      63
   Strategic Balanced Fund......................    7      21      36      81
   Convertible Bond Fund........................    7      21      36      81
   StocksPLUS Fund..............................    7      21      36      81
   StocksPLUS Short Strategy Fund...............    7      21      36      81
   Administrative Class Shares                   1 year 3 years 5 years 10 years
   ---------------------------                   ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $75
   Short-Term Fund..............................    7      22      39      87
   Low Duration Fund............................    7      22      38      85
   Low Duration Fund II.........................    8      24      42      93
   Low Duration Fund III........................    8      24      42      93
   Low Duration Mortgage Fund...................    8      24      42      93
   Moderate Duration Fund.......................    7      22      39      87
   Real Return Bond Fund........................    8      24      42      93
   Total Return Fund............................    7      22      38      85
   Total Return Fund II.........................    8      24      42      93
   Total Return Fund III........................    8      24      42      93
   Total Return Mortgage Fund...................    8      24      42      93
   Commercial Mortgage Securities Fund..........    9      29      50     111
   High Yield Fund..............................    8      24      42      93
   Long-Term U.S. Government Fund...............    8      24      42      93
   Long Duration Fund...........................    8      24      42      93
   Global Bond Fund.............................    8      26      44      99
   Global Bond Fund II..........................    8      26      44      99
   Foreign Bond Fund ...........................    8      24      42      93
   International Bond Fund......................    8      24      42      93
   Emerging Markets Bond Fund...................   11      35      61     134
   Emerging Markets Bond Fund II................   11      35      61     134
   Municipal Bond Fund..........................    8      24      42      93
   Strategic Balanced Fund......................    9      29      50     111
   Convertible Bond Fund........................    9      29      50     111
   StocksPLUS Fund..............................    9      29      50     111
   StocksPLUS Short Strategy Fund...............    9      29      50     111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Funds' current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                                   Prospectus  8

                             FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's audited financial statements, which are included in the Trust's Annual Report dated March 31, 1998, and the Trust's unaudited financial statements, which are included in the Trust's Semiannual Report dated September 30, 1998, both of which are incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by PricewaterhouseCoopers LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. The Trust's Semiannual report also may be obtained without charge. Information is presented for each Fund of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market and Total Return II Funds reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, respectively, two former series of PIMCO Funds:
Multi-Manager Series which were reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) with respect to the Money Market Fund were assumed by PIMCO.

  Selected data for a share outstanding throughout each period:

                 Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
    Year or        Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
    Period       Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
     Ended       of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund
 Institutional Class
    9/30/98*      $ 1.00     $0.03(+)      $ 0.00 (+)    $0.03       $(0.03)     $ 0.00        $ 0.00         $0.00
    3/31/98         1.00      0.05(+)        0.00 (+)     0.05        (0.05)       0.00          0.00          0.00
    3/31/97         1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00
 11/195-3/31/96     1.00      0.02           0.00         0.02        (0.02)       0.00          0.00          0.00
   10/31/95         1.00      0.06           0.00         0.06        (0.06)       0.00          0.00          0.00
   10/31/94         1.00      0.03           0.00         0.03        (0.03)       0.00          0.00          0.00
   10/31/93         1.00      0.03           0.00         0.03        (0.03)       0.00          0.00          0.00
   10/31/92         1.00      0.04           0.00         0.04        (0.04)       0.00          0.00          0.00
   10/31/91(a)      1.00      0.04           0.00         0.04        (0.04)       0.00          0.00          0.00

 Administrative Class
    9/30/98*        1.00      0.03(+)        0.00 (+)     0.03        (0.03)       0.00          0.00          0.00
    3/31/98         1.00      0.05(+)        0.00 (+)     0.05        (0.05)       0.00          0.00          0.00
    3/31/97         1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00
    3/31/96         1.00      0.02           0.00         0.02        (0.02)       0.00          0.00          0.00
   10/31/95(b)      1.00      0.05           0.00         0.05        (0.05)       0.00          0.00          0.00

Short-Term Fund
 Institutional Class
    9/30/98*      $10.06     $0.29(+)      $(0.02)(+)    $0.27       $(0.29)     $ 0.00        $ 0.00         $0.00
    3/31/98        10.00      0.62(+)        0.06 (+)     0.68        (0.60)      (0.01)        (0.01)         0.00
    3/31/97         9.92      0.61           0.08         0.69        (0.59)      (0.02)         0.00          0.00
    3/31/96         9.79      0.69           0.12         0.81        (0.65)      (0.03)         0.00          0.00
    3/31/95         9.92      0.56          (0.13)        0.43        (0.55)      (0.01)         0.00          0.00
    3/31/94        10.03      0.48          (0.12)        0.36        (0.47)       0.00          0.00          0.00
    3/31/93        10.01      0.37           0.02         0.39        (0.37)       0.00          0.00          0.00
    3/31/92        10.02      0.55           0.00         0.55        (0.55)       0.00         (0.01)         0.00
    3/31/91         9.99      0.77           0.04         0.81        (0.78)       0.00          0.00          0.00
    3/31/90        10.00      0.86          (0.01)        0.85        (0.86)       0.00          0.00          0.00
    3/31/89        10.00      0.81          (0.01)        0.80        (0.80)       0.00          0.00          0.00

 Administrative Class
    9/30/98*       10.06      0.28(+)       (0.02)(+)     0.26        (0.28)       0.00          0.00          0.00
    3/31/98        10.00      0.59(+)        0.07 (+)     0.66        (0.58)      (0.01)        (0.01)         0.00
    3/31/97         9.92      0.58           0.08         0.66        (0.57)      (0.01)         0.00          0.00
    3/31/96(c)      9.98      0.11          (0.07)        0.04        (0.10)       0.00          0.00          0.00

--------

* Unaudited                                               +  Per share amounts based on average number of shares outstanding
(a) From commencement of operations, March 1, 1991.          during the period.
(b) From commencement of operations, January 25, 1995.   (c) From commencement of operations, February 1, 1996.

9  PIMCO Funds: Pacific Investment Management Series

                                                                  Ratio of Net
                          Net Asset        Net Assets  Ratio of    Investment
Tax Basis                   Value             End     Expenses to  Income to   Portfolio
  Return        Total        End    Total  of Period    Average     Average    Turnover
of Capital  Distributions of Period Return  (000's)   Net Assets   Net Assets    Rate
----------------------------------------------------------------------------------------
  $0.00        $(0.03)     $ 1.00    2.66% $  47,902     0.35%        5.27%+      N/A
   0.00         (0.05)       1.00    5.40     55,335     0.35         5.29        N/A
   0.00         (0.05)       1.00    5.19     23,497     0.40         5.08        N/A
   0.00         (0.02)       1.00    2.58     25,935     0.33+        5.44+       N/A
   0.00         (0.06)       1.00    5.67      7,741     0.40         5.53        N/A
   0.00         (0.03)       1.00    3.53      7,454     0.40         3.52        N/A
   0.00         (0.03)       1.00    2.83      5,836     0.40         2.78        N/A
   0.00         (0.04)       1.00    3.85      7,817     0.40         4.02        N/A
   0.00         (0.04)       1.00    3.78     45,406     0.53+        5.20        N/A

   0.00         (0.03)       1.00    2.57      2,428     0.60+        4.98+       N/A
   0.00         (0.05)       1.00    5.12        749     0.60         5.04        N/A
   0.00         (0.05)       1.00    4.94         12     0.66         4.83        N/A
   0.00         (0.02)       1.00    2.47         10     0.61+        5.95+       N/A
   0.00         (0.05)       1.00    4.21         10     0.68+        5.94+       N/A

  $0.00        $(0.29)     $10.04    2.73% $ 334,079     0.45%+       5.79%+       49%
   0.00         (0.62)      10.06    7.06    172,846     0.45         6.12         48
   0.00         (0.61)      10.00    7.12    156,515     0.47         6.12         77
   0.00         (0.68)       9.92    8.49    101,797     0.58         6.86        215
   0.00         (0.56)       9.79    4.46     90,114     0.50         5.67         79
   0.00         (0.47)       9.92    3.66     73,176     0.50         4.87         46
   0.00         (0.37)      10.03    3.94     46,905     0.50         3.67         55
   0.00         (0.56)      10.01    5.66     44,172     0.50         5.52         95
   0.00         (0.78)      10.02    8.44     44,820     0.50         7.83        115
   0.00         (0.86)       9.99    8.86     13,649     0.50         8.61        140
   0.00         (0.80)      10.00    8.29     14,401     0.50         8.57        178

   0.00         (0.28)      10.04    2.61      1,774     0.69+        5.50+        49
   0.00         (0.60)      10.06    6.80      5,147     0.70         5.86         48
   0.00         (0.58)      10.00    6.86      4,513     0.72         5.87         77
   0.00         (0.10)       9.92    0.41      3,999     0.52+        4.44+       215

--------

+ Annualized.

                                                                  Prospectus  10

              Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
  Year or       Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
   Period     Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
    Ended     of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------
Low Duration
 Fund
 Institutional
 Class
   9/30/98*    $10.18     $0.33(+)      $ 0.11 (+)    $ 0.44      $(0.33)     $ 0.00        $ 0.00         $0.00
   3/31/98       9.98      0.65(+)        0.23 (+)      0.88       (0.63)      (0.02)        (0.03)         0.00
   3/31/97       9.95      0.64           0.03          0.67       (0.63)      (0.01)         0.00          0.00
   3/31/96       9.76      0.66           0.21          0.87       (0.68)       0.00          0.00          0.00
   3/31/95      10.04      0.65          (0.30)         0.35       (0.54)       0.00          0.00          0.00
   3/31/94      10.30      0.62          (0.16)         0.46       (0.64)      (0.03)        (0.05)         0.00
   3/31/93      10.20      0.75           0.22          0.97       (0.74)       0.00         (0.13)         0.00
   3/31/92      10.02      0.83           0.25          1.08       (0.82)       0.00         (0.08)         0.00
   3/31/91       9.89      0.89           0.12          1.01       (0.88)       0.00          0.00          0.00
   3/31/90       9.70      0.88           0.20          1.08       (0.88)       0.00         (0.01)         0.00
   3/31/89       9.99      0.89          (0.25)         0.64       (0.90)       0.00         (0.03)         0.00

 Administrative
 Class
   9/30/98*     10.18      0.32(+)        0.11 (+)      0.43       (0.32)       0.00          0.00          0.00
   3/31/98       9.98      0.63(+)        0.22 (+)      0.85       (0.60)      (0.02)        (0.03)         0.00
   3/31/97       9.95      0.62           0.03          0.65       (0.60)      (0.02)         0.00          0.00
   3/31/96       9.76      0.63           0.21          0.84       (0.65)       0.00          0.00          0.00
   3/31/95(d)    9.67      0.18           0.07          0.25       (0.14)       0.00          0.00          0.00

Low Duration
 Fund II
 Institutional
 Class
   9/30/98*    $10.00     $0.30(+)      $ 0.16 (+)    $ 0.46      $(0.30)     $ 0.00        $ 0.00         $0.00
   3/31/98       9.81      0.22(+)        0.59 (+)      0.81       (0.56)      (0.04)        (0.02)         0.00
   3/31/97       9.82      0.62          (0.03)         0.59       (0.58)      (0.02)         0.00          0.00
   3/31/96       9.77      0.66           0.04          0.70       (0.60)      (0.03)         0.00          0.00
   3/31/95       9.94      0.62          (0.16)         0.46       (0.58)      (0.03)         0.00          0.00
   3/31/94      10.25      0.60          (0.28)         0.32       (0.58)       0.00         (0.05)         0.00
   3/31/93      10.04      0.63           0.25          0.88       (0.64)       0.00         (0.03)         0.00
   3/31/92(e)   10.00      0.28           0.03          0.31       (0.27)       0.00          0.00          0.00

 Administrative
 Class
   9/30/98*     10.00      0.29(+)        0.16 (+)      0.45       (0.29)       0.00          0.00          0.00
   3/31/98(f)   10.03      0.14(+)       (0.08)(+)      0.06       (0.08)      (0.01)         0.00          0.00

Low Duration
 Fund III
 Institutional
 Class
   9/30/98*    $10.05     $0.30(+)      $ 0.10 (+)    $ 0.40      $(0.30)     $ 0.00        $ 0.00         $0.00
   3/31/98       9.91      0.53(+)        0.24 (+)      0.77       (0.60)       0.00         (0.03)         0.00
   3/31/97(g)   10.00      0.15          (0.09)         0.06       (0.15)       0.00          0.00          0.00

Low Duration
 Mortgage Fund
 Institutional
 Class
   9/30/98*    $10.13     $0.33(+)      $ 0.14 (+)    $ 0.47      $(0.33)     $ 0.00        $ 0.00         $0.00
   3/31/98(h)   10.00      0.43(+)        0.14 (+)      0.57       (0.42)       0.00         (0.02)         0.00

Moderate
 Duration Fund
 Institutional
 Class
   9/30/98*    $10.14     $0.30(+)      $ 0.31 (+)    $ 0.61      $(0.30)     $ 0.00        $ 0.00         $0.00
   3/31/98       9.83      0.38(+)        0.56 (+)      0.94       (0.60)       0.00         (0.03)         0.00
   3/31/97(g)   10.00      0.15          (0.17)        (0.02)      (0.15)       0.00          0.00          0.00

Real Return
 Bond Fund
 Institutional
 Class
   9/30/98*    $ 9.77     $0.29(+)      $ 0.15 (+)    $ 0.44      $(0.29)     $ 0.00        $ 0.00         $0.00
   3/31/98       9.93      0.44(+)        0.05 (+)      0.49       (0.48)      (0.03)        (0.14)         0.00
   3/31/97(i)    9.92      0.11          (0.02)         0.09       (0.08)       0.00          0.00          0.00

--------

 *  Unaudited                                                +  Per share amounts based on average number of shares outstanding
(d) From commencement of operations, January 3, 1995.           during the period.
(e) From commencement of operations, November 1, 1991.      (g) From commencement of operations, December 31, 1996.
(f) From commencement of operations, February 2, 1998.      (h) From commencement of operations, July 31, 1997.
                                                            (i) From commencement of operations, January 29, 1997.

11  PIMCO Funds: Pacific Investment Management Series

                          Net Asset         Net Assets  Ratio of       Ratio of Net
Tax Basis                   Value              End     Expenses to      Investment     Portfolio
  Return        Total        End    Total   of Period    Average     Income to Average Turnover
of Capital  Distributions of Period Return   (000's)   Net Assets       Net Assets       Rate
------------------------------------------------------------------------------------------------
  $ 0.00       $(0.33)     $10.29    4.42%  $3,050,047    0.43%*+          6.52%+         128%
    0.00        (0.68)      10.18    9.00    2,759,531    0.43             6.39           309
    0.00        (0.64)       9.98    6.97    2,797,001    0.43             6.46           240
    0.00        (0.68)       9.95    9.13    2,677,574    0.42             6.88           209
   (0.09)       (0.63)       9.76    3.60    2,332,032    0.41             6.46            77
    0.00        (0.72)      10.04    4.56    2,298,255    0.43             6.05            43
    0.00        (0.87)      10.30    9.91    1,403,594    0.45             7.21            68
    0.00        (0.90)      10.20   11.30      906,650    0.50             8.08            37
    0.00        (0.88)      10.02   10.60      516,325    0.57             8.97            44
    0.00        (0.89)       9.89   11.36      317,425    0.60             8.83           162
    0.00        (0.93)       9.70    6.49      172,046    0.60             8.83            56

    0.00        (0.32)      10.29    4.29      146,633    0.68+            6.25+          128
    0.00        (0.65)      10.18    8.73       46,186    0.68             6.16+          309
    0.00        (0.62)       9.98    6.71       23,564    0.68             6.21           240
    0.00        (0.65)       9.95    8.83        2,536    0.69             6.73           209
   (0.02)       (0.16)       9.76    2.53          771    0.66+            6.93+           77

  $ 0.00       $(0.30)     $10.16    4.65%  $  412,547    0.50%+           5.93%+         256%
    0.00        (0.62)      10.00    8.29      401,204    0.50             5.98           335
    0.00        (0.60)       9.81    6.33      339,375    0.51             6.31           237
   (0.02)       (0.65)       9.82    7.30      253,299    0.48             6.61           225
   (0.02)       (0.63)       9.77    4.80      170,866    0.47             6.35           102
    0.00        (0.63)       9.94    3.15      141,411    0.50             5.73            54
    0.00        (0.67)      10.25    8.95      101,025    0.50             6.16            95
    0.00        (0.27)      10.04    7.72+      31,027    0.51+            6.80+           13

    0.00        (0.29)      10.16    4.52        7,710    0.76+            5.80+          256
    0.00        (0.09)      10.00    0.58           56    0.75+            8.53+          335

  $ 0.00       $(0.30)     $10.15    4.09%  $   24,579    0.50%+           5.97%+          83%
    0.00        (0.63)      10.05    7.93   $   23,896    0.50             5.98           307
    0.00        (0.15)       9.91    0.58       10,056    0.49+            6.00+          155

  $ 0.00       $(0.33)     $10.27    4.74%  $    3,914    2.76%+(j)        6.52%+          34%
    0.00        (0.44)      10.13    5.86        3,748    1.81(k)          6.30           486

  $ 0.00       $(0.30)     $10.45    6.13%  $  257,229    0.44%+           5.80%+          82%
    0.00        (0.63)      10.14    9.80      239,152    0.45             3.75            96
    0.00        (0.15)       9.83   (0.25)      13,458    0.44+            6.01+           49

  $ 0.00       $(0.29)     $ 9.92    4.53%      $5,790    0.54%+           5.82%+         445%
    0.00        (0.65)       9.77    4.70        5,526    0.52             4.46           967
    0.00        (0.08)       9.93    0.09        5,638    0.51+            6.54+          160

--------

 +   Annualized.

(j) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreements is .51%.

(k) Ratio of expenses to average net assets excluding interest expense on reverse repurchase agreements is .50%.

                                                                  Prospectus  12

                    Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
  Year or             Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
   Period           Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
   Ended            of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Total Return Fund
 Institutional Class
         9/30/98*    $10.62     $0.33(+)      $ 0.47 (+)    $ 0.80      $(0.33)     $ 0.00        $ 0.00        $ 0.00
         3/31/98      10.27      0.64(+)        0.62 (+)      1.26       (0.62)      (0.02)        (0.27)         0.00
         3/31/97      10.29      0.68          (0.02)         0.66       (0.66)      (0.02)         0.00          0.00
         3/31/96      10.02      0.81           0.29          1.10       (0.61)      (0.10)        (0.12)         0.00
         3/31/95      10.25      0.64          (0.24)         0.40       (0.56)      (0.05)         0.00          0.00
         3/31/94      10.91      0.68          (0.16)         0.52       (0.71)      (0.15)        (0.30)        (0.02)
         3/31/93      10.46      0.76           0.76          1.52       (0.76)       0.00         (0.31)         0.00
         3/31/92      10.15      0.86           0.60          1.46       (0.86)       0.00         (0.29)         0.00
         3/31/91       9.77      0.90           0.39          1.29       (0.90)       0.00         (0.01)         0.00
         3/31/90       9.62      0.87           0.21          1.08       (0.87)       0.00         (0.06)         0.00
         3/31/89      10.04      0.90          (0.23)         0.67       (0.91)       0.00         (0.18)         0.00

 Administrative Class
         9/30/98*     10.62      0.31(+)        0.48 (+)      0.79       (0.32)       0.00          0.00          0.00
         3/31/98      10.27      0.61(+)        0.63 (+)      1.24       (0.60)      (0.02)        (0.27)         0.00
         3/31/97      10.29      0.66(+)       (0.02)(+)      0.64       (0.64)      (0.02)         0.00          0.00
         3/31/96      10.01      0.80           0.29          1.09       (0.60)      (0.09)        (0.12)         0.00
         3/31/95(l)   10.00      0.31           0.06          0.37       (0.32)      (0.03)         0.00          0.00

Total Return Fund II
 Institutional Class
         9/30/98*    $10.26     $0.30(+)      $ 0.54 (+)    $ 0.84      $(0.30)     $ 0.00        $ 0.00        $ 0.00
         3/31/98       9.85      0.63(+)        0.52 (+)      1.15       (0.60)      (0.03)        (0.11)         0.00
         3/31/97(b)    9.89      0.61          (0.02)         0.59       (0.62)      (0.01)         0.00          0.00

 11/1/95-3/31/96      10.21      0.25          (0.17)         0.08       (0.26)       0.00         (0.09)        (0.05)
        10/31/95       9.39      0.69           0.76          1.45       (0.62)       0.00         (0.01)         0.00
        10/31/94      10.38      0.51          (0.88)        (0.37)      (0.51)       0.00         (0.05)         0.00
        10/31/93       9.99      0.61           0.74          1.35       (0.61)       0.00         (0.35)         0.00
        10/31/92(m)   10.00      0.49           0.23          0.72       (0.49)       0.00         (0.24)         0.00

 Administrative Class
         9/30/98*     10.26      0.28(+)        0.55 (+)      0.83       (0.29)       0.00          0.00          0.00
         3/31/98       9.85      0.60(+)        0.52 (+)      1.12       (0.57)      (0.03)        (0.11)         0.00
         3/31/97       9.89      0.59          (0.02)         0.57       (0.60)      (0.01)         0.00          0.00
         3/31/96      10.22      0.24          (0.17)         0.07       (0.26)       0.00         (0.09)        (0.05)
        10/31/95(n)    9.34      0.56           0.88          1.44       (0.55)       0.00         (0.01)         0.00

Total Return Fund III
 Institutional Class
         9/30/98*    $ 9.55     $0.29(+)      $ 0.42 (+)    $ 0.71      $(0.29)     $ 0.00        $ 0.00        $ 0.00
         3/31/98       9.15      0.57(+)        0.56 (+)      1.13       (0.54)      (0.03)        (0.16)         0.00
         3/31/97       9.13      0.55           0.05          0.60       (0.55)      (0.02)         0.00         (0.01)
         3/31/96       8.99      0.72           0.17          0.89       (0.54)      (0.09)        (0.12)         0.00
         3/31/95       9.18      0.59          (0.16)         0.43       (0.52)      (0.02)         0.00          0.00
         3/31/94       9.81      0.59          (0.03)         0.56       (0.66)      (0.12)        (0.20)        (0.21)
         3/31/93      10.31      0.64           0.75          1.39       (0.64)       0.00         (1.25)         0.00
         3/31/92(o)   10.00      0.63           0.58          1.21       (0.63)       0.00         (0.27)         0.00

 Administrative Class
         9/30/98*      9.55      0.28(+)        0.42 (+)      0.70       (0.28)       0.00          0.00          0.00
         3/31/98(p)    9.12      0.54(+)        0.58 (+)      1.12       (0.50)      (0.03)        (0.16)         0.00

Total Return Mortgage Fund
 Institutional Class
         9/30/98*    $10.24     $0.29(+)      $ 0.22 (+)    $ 0.51      $(0.29)     $ 0.00        $ 0.00        $ 0.00
         3/31/98(h)   10.00      0.41(+)        0.30 (+)      0.71       (0.46)       0.00         (0.01)         0.00

--------

(l) From commencement of operations, September 8, 1994.      (o) From commencement of operations, May 1, 1991.
(m) From commencement of operations, December 30, 1991.      (p) From commencement of operations, April 11, 1997.
(n) From commencement of operations, November 30, 1994.

13  PIMCO Funds: Pacific Investment Management Series

                          Net Asset         Net Assets   Ratio of     Ratio of Net
Tax Basis                   Value               End     Expenses to    Investment     Portfolio
  Return        Total        End    Total    of Period    Average   Income to Average Turnover
of Capital  Distributions of Period Return    (000's)   Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------
  $ 0.00       $(0.33)     $11.09     7.67% $19,607,819    0.43%+         6.14%+         103%
    0.00        (0.91)      10.62    12.63   16,484,119    0.43           6.06           206
    0.00        (0.68)      10.27     6.60   12,528,536    0.43           6.60           173
    0.00        (0.83)      10.29    11.14   10,247,605    0.42           6.85           221
   (0.02)       (0.63)      10.02     4.22    7,239,735    0.41           6.72            98
    0.00        (1.18)      10.25     4.55    5,008,160    0.41           6.27           177
    0.00        (1.07)      10.91    15.29    3,155,441    0.43           7.07            90
    0.00        (1.15)      10.46    14.90    1,813,935    0.46           8.18           110
    0.00        (0.91)      10.15    13.74      975,619    0.49           9.10            99
    0.00        (0.93)       9.77    11.36      659,663    0.60           8.60           110
    0.00        (1.09)       9.62     5.96      192,613    0.60           8.53           195

    0.00        (0.32)      11.09     7.54    1,107,029    0.68+          5.83+          103
    0.00        (0.89)      10.62    12.36      481,730    0.68           5.74           206
    0.00        (0.66)      10.27     6.34      151,194    0.68           6.35           173
    0.00        (0.81)      10.29    10.99      104,618    0.68           6.64           221
   (0.01)       (0.36)      10.01     3.76        9,037    0.66+          6.54+           98

  $ 0.00       $(0.30)     $10.80     8.33% $   862,092    0.50%+         5.77%+          86%
    0.00        (0.74)      10.26    11.99      574,587    0.50           6.15           361
    0.00        (0.63)       9.85     6.15      478,451    0.50           6.38           293
    0.00        (0.40)       9.89     0.78      455,583    0.51+          6.36+           73
    0.00        (0.63)      10.21    15.96      442,091    0.50           6.47            41
   (0.06)       (0.62)       9.39    (3.58)     357,900    0.50           5.22            99
    0.00        (0.96)      10.38    13.79      371,260    0.50           5.38            50
    0.00        (0.73)       9.99     7.52      287,113    0.50+          5.83+          134

    0.00        (0.29)      10.80     8.19       60,103    0.74+          5.34+           86
    0.00        (0.71)      10.26    11.71       15,172    0.75           5.86           361
    0.00        (0.61)       9.85     5.88        5,304    0.75           6.13           293
    0.00        (0.40)       9.89     0.57        3,320    0.76+          6.06+           73
    0.00        (0.56)      10.22    15.92        3,163    0.76+          6.22+           41

  $ 0.00       $(0.29)     $ 9.97     7.54% $   442,417    0.50%+         5.96%+          68%
    0.00        (0.73)       9.55    12.62      365,249    0.51           5.99           183
    0.00        (0.58)       9.15     6.76      193,297    0.51           6.21            90
    0.00        (0.75)       9.13    10.06      142,223    0.50           6.82           177
   (0.08)       (0.62)       8.99     4.92       99,497    0.50           6.95           146
    0.00        (1.19)       9.18     5.64       97,522    0.50           6.00            95
    0.00        (1.89)       9.81    14.47       65,349    0.51           6.06           161
    0.00        (0.90)      10.31    13.61+      47,908    0.60+          6.75+          521

    0.00        (0.28)       9.97     7.40        1,793    0.76+          5.75+           68
    0.00        (0.69)       9.55    12.46          178    0.76+          5.85+          183

  $ 0.00       $(0.29)     $10.46     5.08%     $ 3,770    0.51%+         5.66%+         102%
    0.00        (0.47)      10.24     6.69        3,588    0.52+          6.07+          593

--------

+  Annualized.


                                                                   Prospectus 14

              Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
  Year or       Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
   Period     Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
   Ended      of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------
High Yield Fund
 Institutional Class
   9/30/98*    $11.66     $0.48(+)      $(0.51)(+)    $(0.03)     $(0.48)     $ 0.00        $ 0.00        $ 0.00
   3/31/98      11.10      0.98(+)        0.65 (+)      1.63       (0.98)       0.00          0.00         (0.09)
   3/31/97      10.94      0.92           0.34          1.26       (0.97)       0.00         (0.13)         0.00
   3/31/96      10.42      1.04           0.54          1.58       (1.01)       0.00         (0.05)         0.00
   3/31/95      10.52      0.99          (0.12)         0.87       (0.93)      (0.02)         0.00         (0.02)
   3/31/94      10.41      0.90           0.18          1.08       (0.90)       0.00         (0.07)         0.00
   3/31/93(q)   10.00      0.24           0.41          0.65       (0.24)       0.00          0.00          0.00

 Administrative Class
   9/30/98*     11.66      0.47(+)       (0.51)(+)     (0.04)      (0.47)       0.00          0.00          0.00
   3/31/98      11.10      0.95(+)        0.65 (+)      1.60       (0.95)       0.00          0.00         (0.09)
   3/31/97      10.94      0.85(+)        0.38 (+)      1.23       (0.94)       0.00         (0.13)         0.00
   3/31/96      10.41      1.02(+)        0.54 (+)      1.56       (0.98)       0.00         (0.05)         0.00
   3/31/95(r)   10.14      0.23           0.25          0.48       (0.21)       0.00          0.00          0.00

Long-Term U.S. Gov't Fund
 Institutional Class
   9/30/98*    $10.57     $0.36(+)      $ 1.06 (+)    $ 1.42      $(0.35)     $ 0.00        $ 0.00        $ 0.00
   3/31/98       9.39      0.52(+)        1.34 (+)      1.86       (0.62)       0.00         (0.06)         0.00
   3/31/97       9.96      0.79          (0.35)         0.44       (0.68)       0.00          0.00         (0.33)
   3/31/96       9.85      0.83           0.66          1.49       (0.68)      (0.04)        (0.50)        (0.16)
   3/31/95       9.96      0.60          (0.09)         0.51       (0.60)      (0.02)         0.00          0.00
   3/31/94      11.36      0.62          (0.06)         0.56       (1.05)      (0.04)        (0.70)        (0.17)
   3/31/93      10.82      0.70           1.66          2.36       (0.70)       0.00         (1.12)         0.00
   3/31/92(s)   10.00      0.64           0.85          1.49       (0.64)       0.00         (0.03)         0.00

 Administrative Class
   9/30/98*     10.57      0.34(+)        1.06 (+)      1.40       (0.33)       0.00          0.00          0.00
   3/31/98(t)   10.17      0.26(+)        0.51 (+)      0.77       (0.31)       0.00         (0.06)         0.00

Global Bond Fund
 Institutional Class
   9/30/98*    $ 9.70     $0.28(+)      $ 0.45 (+)    $ 0.73      $(0.28)     $ 0.00        $ 0.00        $ 0.00
   3/31/98       9.86      0.66(+)       (0.10)(+)      0.56       (0.53)       0.00          0.00         (0.19)
   3/31/97      10.05      0.70          (0.01)         0.69       (0.44)       0.00         (0.44)         0.00
   3/31/96       9.87      0.45           0.72          1.17       (0.61)       0.00         (0.21)        (0.17)
   3/31/95       9.85      0.69          (0.14)         0.55       (0.29)      (0.24)         0.00          0.00
   3/31/94(u)   10.00      0.16          (0.15)         0.01       (0.16)       0.00          0.00          0.00

 Administrative Class
   9/30/98*      9.70      0.28(+)        0.45 (+)      0.73       (0.28)       0.00          0.00          0.00
   3/31/98       9.86      0.59(+)       (0.05)(+)      0.54       (0.51)       0.00          0.00         (0.19)
   3/31/97(v)   10.28      0.51          (0.23)         0.28       (0.26)       0.00         (0.44)         0.00

Global Bond Fund II
 Institutional Class
   9/30/98*    $ 9.92     $0.29(+)      $ 0.10 (+)    $ 0.39      $(0.28)     $ 0.00        $ 0.00        $ 0.00
   3/31/98(w)    9.82      0.06(+)        0.09 (+)      0.15        0.00       (0.05)         0.00          0.00

Foreign Bond Fund
 Institutional Class
   9/30/98*    $10.74     $0.32(+)      $ 0.20 (+)    $ 0.52      $(0.31)     $ 0.00        $ 0.00        $ 0.00
   3/31/98      10.41      0.66(+)        0.61 (+)      1.27       (0.63)       0.00         (0.31)         0.00
   3/31/97      10.50      0.80           1.00          1.80       (0.40)       0.00         (1.49)         0.00
   3/31/96       9.38      0.96           1.03          1.99       (0.34)      (0.25)        (0.25)        (0.03)
   3/31/95      10.18      0.38          (0.57)        (0.19)       0.00        0.00          0.00          0.00
   3/31/94      10.34      0.55           0.27          0.82       (0.55)       0.00         (0.06)        (0.37)
   3/31/93(x)   10.00      0.16           0.34          0.50       (0.16)       0.00          0.00          0.00

--------

(q) From commencement of operations,   (v) From commencement of operations,
    December 16, 1992.                     July 31, 1996. Formerly the
                                           PIMCO Global Fund.
(r) From commencement of operations,
    January 16, 1995.                  (w) From commencement of operations,
                                           February 25, 1998.
(s) From commencement of operations,
    July 1, 1991.                      (x) From commencement of operations,
                                           December 3, 1992. Formerly the
(t) From commencement of operations,       PIMCO Foreign Fund.
    September 23, 1997.

(u) From commencement of operations,
    November 23, 1993. Formerly the
    PIMCO Global Fund.

15 PIMCO Funds: Pacific Investment Management Series

                          Net Asset          Net Assets  Ratio of     Ratio of Net
Tax Basis                   Value               End     Expenses to    Investment     Portfolio
  Return        Total        End    Total    of Period    Average   Income to Average Turnover
of Capital  Distributions of Period Return    (000's)   Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------
  $0.00        $(0.48)     $11.15   (0.27)%  $1,795,413    0.50%+          8.36%+          30%
   0.00         (1.07)      11.66   15.26     1,628,930    0.50            8.52            37
   0.00         (1.10)      11.10   12.04       744,498    0.50            8.77            67
   0.00         (1.06)      10.94   15.70       536,983    0.47            9.28            66
   0.00         (0.97)      10.42    8.81       336,310    0.48            9.37            78
   0.00         (0.97)      10.52   10.65       219,976    0.50            8.40           112
   0.00         (0.24)      10.41   24.43+       24,069    0.50+           8.24+           30

   0.00         (0.47)      11.15   (0.39)      118,773    0.75+           8.14+           30
   0.00         (1.04)      11.66   14.98        69,937    0.75            8.21            37
   0.00         (1.07)      11.10   11.76        10,428    0.76            8.48            67
   0.00         (1.03)      10.94   15.54         1,007    0.80+           9.16+           66
   0.00         (0.21)      10.41    4.66            41    0.73+          10.12+           78

  $0.00        $(0.35)     $11.64   13.66%   $  123,647    0.54%+          6.56%+         111%
   0.00         (0.68)      10.57   20.23        48,547    0.51            4.88           177
   0.00         (1.01)       9.39    4.48        19,995    0.63            7.63           402
   0.00         (1.38)       9.96   14.83        32,511    0.56            6.80           238
   0.00         (0.62)       9.85    5.50        32,349    0.50            6.62            89
   0.00         (1.96)       9.96    4.13        25,978    0.50            5.37            98
   0.00         (1.82)      11.36   23.42        22,946    0.50            6.16           320
   0.00         (0.67)      10.82   20.57+       15,900    0.50+           7.91+          428

   0.00         (0.33)      11.64   13.49         5,312    0.81+           6.17+          111
   0.00         (0.37)      10.57    7.60         4,957    0.76+           4.87+          177

  $0.00        $(0.28)     $10.15    7.61%   $  275,923    0.56%+          5.75%+          36%
   0.00         (0.72)       9.70    5.85       256,274    0.55            6.64           389
   0.00         (0.88)       9.86    6.78       215,631    0.56            7.51           911
   0.00         (0.99)      10.05   12.04       133,833    0.58            5.88         1,083
   0.00         (0.53)       9.87   10.35        76,476    0.64            5.59           461
   0.00         (0.16)       9.85    0.08        40,485    0.50+           4.55+          132

   0.00         (0.28)      10.15    7.61           929    0.83+           5.69+           36
   0.00         (0.70)       9.70    5.57         1,548    0.80            6.39           389
   0.00         (0.70)       9.86    2.97           346    0.78+           5.66+          911

  $0.00        $(0.28)     $10.03    4.02%       27,426    0.56%+          5.76%+          69%
   0.00         (0.05)       9.92    1.02        24,517    0.55+           6.24+          369

  $0.00        $(0.31)     $10.95    4.88%   $  491,207    0.50%+          6.00%+         161%
   0.00         (0.94)      10.74   12.64       392,198    0.50            6.32           280
   0.00         (1.89)      10.41   17.69       234,880    0.50            7.88           984
   0.00         (0.87)      10.50   21.80       258,493    0.52            5.83         1,234
  (0.61)        (0.61)       9.38   (1.85)      232,700    0.47            6.44           299
   0.00         (0.98)      10.18    7.79       498,521    0.54            5.12           260
   0.00         (0.16)      10.34   16.23+      178,895    0.65+           4.97+          123

--------

+  Annualized.
                                                                   Prospectus 16

                Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
  Year or         Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
   Period       Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
   Ended        of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
----------------------------------------------------------------------------------------------------------------------
 Administrative Class
   9/30/98*       10.74      0.30(+)        0.20 (+)      0.50       (0.29)       0.00          0.00          0.00
   3/31/98        10.41      0.63(+)        0.61 (+)      1.24       (0.60)       0.00         (0.31)         0.00
   3/31/97(y)     10.54      0.59          (0.67)        (0.08)      (0.05)       0.00          0.00          0.00

International Bond Fund
 Institutional Class
   9/30/98*      $ 7.18     $0.15(+)      $ 0.13 (+)    $ 0.28      $(0.10)     $ 0.00        $ 0.00        $ 0.00
   3/31/98         7.79      0.64           0.19          0.83       (0.25)       0.00         (0.24)        (0.95)
   3/31/97         8.04      0.84           0.42          1.26       (0.50)       0.00         (1.01)         0.00
   3/31/96         7.44      0.63           0.49          1.12       (0.39)      (0.13)         0.00          0.00
   3/31/95         9.93      2.18          (2.41)        (0.23)      (2.26)       0.00          0.00          0.00
   3/31/94        10.53      0.47           0.24          0.71       (0.96)       0.00         (0.35)         0.00
   3/31/93        10.02      0.62           0.42          1.04       (0.48)       0.00         (0.05)         0.00
   3/31/92         9.94      0.79           0.27          1.06       (0.78)       0.00         (0.20)++       0.00
   3/31/91         9.78      0.79           0.30          1.09       (0.83)       0.00         (0.10)         0.00
   3/31/90(z)     10.00      0.15          (0.27)        (0.12)      (0.10)       0.00          0.00          0.00

Emerging Markets Bond Fund
 Institutional Class
   9/30/98*      $ 9.67     $0.40(+)      $(2.85)(+)    $(2.45)     $(0.40)     $ 0.00        $ 0.00        $ 0.00
   3/31/98(h)     10.00      0.46(+)       (0.18)(+)      0.28       (0.46)       0.00         (0.15)         0.00

Emerging Markets Bond Fund II
 Institutional Class
   9/30/98(aa)*  $10.00     $0.40(+)      $(1.35)(+)    $(0.95)     $(0.38)     $ 0.00        $ 0.00        $ 0.00

Municipal Bond Fund
 Institutional Class
   9/30/98*      $ 9.97     $0.22(+)      $ 0.28 (+)    $ 0.50      $(0.22)     $ 0.00        $ 0.00        $ 0.00
   3/31/98(bb)    10.00      0.11          (0.03)         0.08       (0.11)       0.00          0.00          0.00

 Administrative Class
   9/30/98*(cc)   10.25      0.00(+)        0.00 (+)      0.00        0.00        0.00          0.00          0.00

Strategic Balanced Fund
 Institutional Class
   9/30/98*      $12.60     $0.16(+)      $(0.41)(+)    $(0.25)     $(0.15)     $ 0.00        $ 0.00        $ 0.00
   3/31/98        10.32      1.30(+)        2.05          3.35       (0.84)       0.00         (0.23)         0.00
   3/31/97(dd)    10.00      0.85           0.31          1.16       (0.63)       0.00         (0.21)         0.00

StocksPLUS Fund
 Institutional Class
   9/30/98*      $14.09     $0.21(+)      $(1.18)(+)    $(0.97)     $(0.19)     $ 0.00        $ 0.00        $ 0.00
   3/31/98        11.46      1.90(+)        3.23 (+)      5.13       (1.41)       0.00         (1.09)         0.00
   3/31/97        11.16      1.27           0.82          2.09       (1.27)       0.00         (0.52)         0.00
   3/31/96        10.48      0.91           2.48          3.39       (1.05)       0.00         (1.62)        (0.04)
   3/31/95         9.52      1.03           0.69          1.72       (0.76)       0.00          0.00          0.00
   3/31/94(ee)    10.00      0.34           0.10          0.44       (0.34)      (0.01)        (0.10)        (0.47)

 Administrative Class
   9/30/98*       14.06      0.16(+)       (1.16)(+)     (1.00)      (0.18)       0.00          0.00          0.00
   3/31/98        11.46      1.89(+)        3.19 (+)      5.08       (1.39)       0.00         (1.09)         0.00
   3/31/97(ff)    11.56      0.14          (0.09)         0.05       (0.15)       0.00          0.00          0.00

--------

(y)  From commencement of operations, January 28, 1997.     (cc)  From commencement of operations, September 30, 1998.
(z)  From commencement of operations, December 13, 1989.    (dd)  From commencement of operations, June 28, 1996.
     Formerly the PIMCO International Fund.                 (ee)  From commencement of operations, May 14, 1993.
(aa) From commencement of operations, April 8, 1998.        (ff)  From commencement of operations, January 7, 1997.
(bb) From commencement of operations, December 31, 1997.     ++   Gain distribution includes $0.14 per share characterized
                                                                  for tax purposes as distributions from ordinary income.

17 PIMCO Funds: Pacific Investment Management Series

                          Net Asset          Net Assets  Ratio of     Ratio of Net
Tax Basis                   Value               End     Expenses to    Investment     Portfolio
  Return        Total        End    Total    of Period    Average   Income to Average Turnover
of Capital  Distributions of Period Return    (000's)   Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------
   0.00         (0.29)      10.95     4.75        1,547    0.75+           5.74+          161
   0.00         (0.91)      10.74    12.34          315    0.75            6.07           280
   0.00         (0.05)      10.41    (0.72)          30    0.79+           7.63+          984
  $0.00        $(0.10)     $ 7.36     3.93%  $  528,004    0.52%           4.08%          154%
   0.00         (1.44)       7.18    11.49      730,622    0.51            8.17           255
   0.00         (1.51)       7.79    15.86      957,950    0.50            7.17           875
   0.00         (0.52)       8.04    15.08    2,271,940    0.50            6.09         1,046
   0.00         (2.26)       7.44    (1.27)      45,950    0.43            5.90           674
   0.00         (1.31)       9.93     6.54    2,296,978    0.43            5.51           370
   0.00         (0.53)      10.53    10.61    2,589,677    0.46            6.67           301
   0.00         (0.98)      10.02    10.97    1,314,661    0.51            8.24           201
   0.00         (0.93)       9.94    11.55      609,660    0.55            8.23           202
   0.00         (0.10)       9.78    (4.18)+    407,210    0.75+           7.94+           49
  $0.00        $(0.40)     $ 6.82   (25.91)% $    3,106    0.92%+          9.43%+         217%
   0.00         (0.61)       9.67     3.10        3,676    0.86+           7.21+          695
  $0.00        $(0.38)     $ 8.67    (9.69)% $   90,722    0.86%+          8.73%+         113%
  $0.00        $(0.22)     $10.25     5.04%  $    6,375    0.50%+          4.32%+          41%
   0.00         (0.11)       9.97     0.78        3,023    0.50+           4.46+           60
   0.00          0.00       10.25     0.00          100    0.75+           0.00+           41
  $0.00        $(0.15)     $12.20   (2.00)%  $   37,747    0.65%+          2.52%+          21%
   0.00         (1.07)      12.60    33.40       38,806    0.65           10.84            56
   0.00         (0.84)      10.32    11.83       10,360    0.90+           9.72+           95
  $0.00        $(0.19)     $12.93   (6.99)%  $  421,977    0.65%+          3.01%+          63%
   0.00         (2.50)      14.09    47.75      416,600    0.65           13.74            30
   0.00         (1.79)      11.46    19.44      235,829    0.65           11.78            47
   0.00         (2.71)      11.16    34.07      151,869    0.70           15.23           102
   0.00         (0.76)      10.48    18.64       46,498    0.50           11.89           177
   0.00         (0.92)       9.52     1.55       14,330    0.50+           4.00+           33
   0.00         (0.18)      12.88    (7.22)       3,889    0.90+           2.25+           63
   0.00         (2.48)      14.06    47.19        2,143    0.90           13.49            30
   0.00         (0.15)      11.46     0.34          682    0.95+           4.83+           47

--------
+ Annualized.
                                                                   Prospectus

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securities, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. Because the market value of each Fund's investments will change, the net asset value per share of each Fund (except the PIMCO Money Market Fund) also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

  In selecting securities for each Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

Fixed Income Funds

  With the exception of the PIMCO Strategic Balanced, Convertible Bond, StocksPLUS and StocksPLUS Short Strategy Funds, each remaining Fund (together, the "Fixed Income Funds") differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The investment objective of the PIMCO Money Market and Short-Term Funds is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of the PIMCO Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the PIMCO Municipal Bond Fund. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the descriptions of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds, and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or

19 PIMCO Funds: Pacific Investment Management Series supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market and Municipal Bond Funds, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds, except the PIMCO Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.

  In addition, each of the Fixed Income Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits discussed below, engage in credit spread trades and enter into forward foreign currency contracts.

  Each of the PIMCO Real Return Bond, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond and Emerging Markets Bond II Funds are "non-diversified" for purposes of the 1940 Act, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO Money Market Fund seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The

                                                                  Prospectus 20

Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

  The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.

  PIMCO Short-Term Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO Low Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

  PIMCO Low Duration Fund II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO Low Duration Fund III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO Low Duration Mortgage Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's or AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return and share price for this Fund are expected to exhibit less volatility than that of the PIMCO Total Return Mortgage Fund because its duration will be shorter.

21 PIMCO Funds: Pacific Investment Management Series

  PIMCO Moderate Duration Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO Real Return Bond Fund invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities denominated in foreign currencies, (and the Fund may also invest beyond this limit in U.S. dollar-denominated securities of foreign issuers).

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

  In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, final maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the PIMCO Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the PIMCO Real Return Bond Fund, it is expected that the average modified real duration of the Fund will normally vary approximately within the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

  PIMCO Total Return Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

                                                                   Prospectus 22

  PIMCO Total Return Fund II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO Total Return Fund III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO Total Return Mortgage Fund has the same policies as the PIMCO Low Duration Mortgage Fund, except that its average portfolio duration will normally vary within a two- to six-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy.

  PIMCO Commercial Mortgage Securities Fund invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO High Yield Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality) fixed income securities. The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO Long-Term U.S. Government Fund invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is

23 PIMCO Funds: Pacific Investment Management Series normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

  PIMCO Long Duration Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund will normally have a minimum average portfolio duration of eight years. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Total Return Fund because its duration will normally be longer.

  PIMCO Global Bond Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to seven-year time frame.

  PIMCO Global Bond Fund II has the same policies as the PIMCO Global Bond Fund, except as set forth below. The PIMCO Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund. In addition, the PIMCO Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the PIMCO Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.

  PIMCO Foreign Bond Fund invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign

                                                                   Prospectus 24
countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to seven-year time frame.

  The PIMCO Foreign Bond Fund differs from the PIMCO Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO International Bond Fund is available only to private account clients of PIMCO. The Fund invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO Emerging Markets Bond Fund invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that are economically tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Adviser's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.

  The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, the Adviser generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund considers an issuer to be economically tied to a country if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

25 PIMCO Funds: Pacific Investment Management Series

  The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Adviser will select the Fund's country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of political and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concentrated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, equity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is derived primarily from emerging securities markets, when the Adviser deems it appropriate to do so.

  The Fund may invest substantially all of its assets in securities rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are sometimes referred to as "junk bonds." While these securities generally provide greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in emerging market economies and markets. The value of most fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

  PIMCO Emerging Markets Bond Fund II is available only to private account clients of PIMCO. The Fund has the same policies as the PIMCO Emerging Markets Bond Fund, except that the Fund (i) may only invest up to 15% of its assets in securities denominated in currencies of emerging market countries, and (ii) may only invest up to 10% of its assets in securities rated B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may invest up to 20% of net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the PIMCO Municipal Bond Fund will vary within a three- to ten-year time frame, based on the Adviser's forecast for interest rates.

  The Fund may invest up to 10% of its net assets, under normal market conditions, in Municipal Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated

                                                                   Prospectus 26
with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings."

Stock and Bond Funds

  The Stock and Bond Funds are the PIMCO Strategic Balanced and Convertible Bond Funds. The investment objective of the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO Convertible Bond Fund is to seek to realize maximum total return, consistent with prudent investment management.

  PIMCO Strategic Balanced Fund invests in the securities eligible for purchase by the PIMCO StocksPLUS and Total Return Funds. The percentage of the Fund's assets invested in equity and fixed income exposure will vary in accordance with a methodology developed by the Adviser. The methodology is based upon the Adviser's long-standing process of economic forecasting of business cycle stages and consideration of the risk and reward potential of equity and fixed income securities. The Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's methodology for selecting the optimal blend of equity and fixed income exposure will be successful.

  PIMCO Convertible Bond Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of convertible securities. Convertible securities include but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids than can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest up to 35% of its assets in convertible securities that are rated below investment grade but rated Caa or higher by Moody's or CCC or higher by Standard & Poor's (or, if unrated, determined by the Adviser to be of comparable quality). The Fund may only invest up to 10% of its assets in convertible securities rated Caa or CCC (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 35% of its assets in common stocks or in non-convertible securities eligible for purchase by the Fixed Income Funds.

Stock Funds

  The Stock Funds are the PIMCO StocksPLUS and StocksPLUS Short Strategy Funds. The investment objective of PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.

  Each of the Stock Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Stock Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Stock Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Stock Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Stock Funds may invest up to 20% of its assets in securities denominated in foreign currencies, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts.

27 PIMCO Funds: Pacific Investment Management Series

  The Stock Funds differ in composition or strategy as follows:

  PIMCO StocksPLUS Fund StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A-- Description of Duration."

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

  PIMCO StocksPLUS Short Strategy Fund invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

  The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the segregation of assets determined to be

                                                                 Prospectus 28
liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

  The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

Total Return and Real Return

  The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

29 PIMCO Funds: Pacific Investment Management Series

  "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the PIMCO Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generating a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approximately 3%. On the other hand, an inflation-indexed instrument generating a 5% real return would generate a 5% increase in purchasing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) attained by this Fund may be less than the total return attained by other of the PIMCO Funds that do not invest primarily in inflation-indexed securities.

  In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective (except the PIMCO Global Fund II) as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, a Fund may not:

  (1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the PIMCO Municipal Bond Fund, an industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply (i) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (ii) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks. Investments of the PIMCO Municipal Bond Fund, in utilities, gas, electric water and telephone companies will be considered as being in separate industries;

      (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country, including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government, represent investments in a separate industry for these purposes.);

  (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the PIMCO Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;


                                                                   Prospectus 30

  (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds);

  (4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

      (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

  (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this restriction is not applicable to the Global Bond Fund II.);

  (6) for the Total Return III, High Yield, International Bond and StocksPLUS
      Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (7) (a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

      (b) for the Global Bond Fund II: (i) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above; (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

31 PIMCO Funds: Pacific Investment Management Series

  (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust. (This restriction is not applicable to the Global Bond Fund II.)

  (9) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

      (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

  (10)(a) for the Total Return III, High Yield, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

      (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Moderate Duration, Real Return Bond, Total Return, Total Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Global Bond, Foreign Bond, International Bond, Emerging Markets Bond, Emerging Markets Bond II, Strategic Balanced, Convertible Bond and StocksPLUS Short Strategy Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

  Each Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or

                                                                   Prospectus 32
close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

U.S. Government Securities

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

Corporate Debt Securities

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B-- Description of Securities Ratings." Investments in high yield securities are

33 PIMCO Funds: Pacific Investment Management Series discussed separately below under "High Yield Securities ("Junk Bonds")."

Convertible Securities

  Each Fund (except the PIMCO Money Market and Municipal Bond Funds) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged.

  Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "High Yield Securities ("Junk Bonds')."

  A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying asset, or sell it to a third party. If the issuer chooses to do so, it could force a Fund to convert or sell a security before the holder would otherwise choose, which may have an adverse effect on a Fund's ability to achieve its investment objectives.

  While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider equity securities or convertible securities to gain exposure to such investments.

Loan Participations and Assignments

  Certain Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Funds' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

  Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lender.

Delayed Funding Loans and Revolving Credit Facilities

  The Funds (except the PIMCO Money Market and Municipal Bond Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving

                                                                   Prospectus 34
credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

  The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within that period.

  Each Fund may invest in floating rate debt instruments ("floaters") and (except the PIMCO Money Market and Municipal Bond Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

  Each Fund (except the PIMCO Money Market and Municipal Bond Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Inflation-Indexed Bonds

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a

35 PIMCO Funds: Pacific Investment Management Series semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equalling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the PIMCO Real Return Bond Fund and in inflation-indexed bonds.

Mortgage-Related and Other Asset-Backed Securities

  Each of the Funds (except the PIMCO Money Market, Municipal Bond and Convertible Bond Funds) may invest all of its assets in mortgage- or other asset-backed securities. The Convertible Bond Fund may invest up to 35% of its assets in such securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and

                                                                   Prospectus 36
other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

37 PIMCO Funds: Pacific Investment Management Series

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

Municipal Bonds

  The PIMCO Municipal Bond Fund invests in Municipal Bonds which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the PIMCO Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The PIMCO Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements. The PIMCO Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds and participation interests.

  Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

Repurchase Agreements

  For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

                                                                   Prospectus 38

Reverse Repurchase Agreements, Dollar Rolls, and Borrowings

  A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund generally will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements otherwise applicable to borrowings by a Fund.

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

  To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets. Apart from such transactions, a Fund will not borrow money, except for temporary administrative purposes. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Loans of Portfolio Securities

  For the purpose of achieving income, the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided:
  (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
  (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
  (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
  (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the PIMCO Global Bond Fund II) of the total assets of the Fund.

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

39 PIMCO Funds: Pacific Investment Management Series

When-Issued, Delayed Delivery, and Forward Commitment Transactions

  Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

  When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

  When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

  Each of the Funds (except the PIMCO Total Return III, High Yield and StocksPLUS Funds), and particularly the PIMCO StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

Foreign Securities

  Each of the Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities and High Yield Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Stock and Bond and Stock Funds may invest directly in foreign equity securities.

                                                                   Prospectus 40

  Except for the PIMCO Emerging Markets Bond and Emerging Markets Bond II Funds, each of the Funds will concentrate its investments in securities of issuers based in developed countries. However, the PIMCO Short-Term, Low Duration and Low Duration III Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the PIMCO Emerging Markets Bond and Emerging Markets Bond II Funds may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may invest up to 10% of its assets in such securities. In addition, the Convertible Bond Fund may invest up to 10% of its assets in such securities.

  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  Certain of the Funds, and particularly the PIMCO Emerging Markets Bond and Emerging Markets Bond II Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the

41 PIMCO Funds: Pacific Investment Management Series difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Each of the Fixed Income Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

  Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instrumentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be requested to particpate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies.

                                                                   Prospectus 42

These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

  All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

  All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond, Emerging Markets Bond II and Convertible Bond Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

High Yield Securities ("Junk Bonds")

  The PIMCO High Yield Fund invests at least 65% of its assets, the PIMCO Emerging Markets Bond Fund may invest up to 100% of its assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Adviser to be of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Real Return Bond, Total Return, Total Return III, Long Duration, Global Bond, Global Bond II, Foreign Bond, Strategic Balanced, StocksPLUS and StocksPLUS Short Strategy Funds may invest up to 10% of its assets in such securities. The Emerging Markets Bond Fund II may invest up to 10% of its assets in securities rated B by Moody's or S&P and may invest up to 100% of its assets in securities rated Ba by Moody's or BB by S&P (or, if not rated, determined by the Adviser to be of comparable quality). The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P. The Convertible Bond Fund may invest up to 35% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Caa by Moody's or CCC by S&P (or, if not rated, determined by the Adviser to be of comparable quality. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics.

43 PIMCO Funds: Pacific Investment Management Series

Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

                                                                   Prospectus 44

  During the year ended March 31, 1998, based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                       Rating
                       --------------------------------------------
                                               Below
Fund                   Prime 1 Aaa  Aa    A   Prime 1 Baa  Ba    B
----                   ------- ---  ---  ---  ------- ---  ---  ---
Short-Term                17%   35%   2%  15%    16%    9%   6%   0%
Low Duration               6    75    1    1      5     7    5    0
Low Duration III          40    54    0    4      0     2    0    0
Moderate Duration         23    45    2    8      6     9    7    0
Total Return              20    47    0   13      6     8    6    0
Total Return III          16    44    1   17      9     8    5    0
High Yield                 5     2    0    0      2     6   43   42
Global Bond               34    44    4   10      1     3    4    0
Global Bond II            65    21    3    6      0     2    3    0
Foreign Bond              54    31    4    2      1     2    6    0
Emerging Markets Bond     16    14    0    0      0    18   47    5
Strategic Balanced        17    58    1    9      4     2    9    0
StocksPLUS                26    38    1   10     11     7    7    0

  These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

Derivative Instruments

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the PIMCO Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the PIMCO Money Market and Municipal Bond Funds) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the PIMCO Money Market and Municipal Bond Funds) may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative

45 PIMCO Funds: Pacific Investment Management Series instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will

                                                                   Prospectus 46
also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset

47 PIMCO Funds: Pacific Investment Management Series against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the PIMCO Money Market and Municipal Bond Funds) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The PIMCO Municipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. Each of the Stock and Bond and Stock Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

                                                                   Prospectus 48

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

Hybrid Instruments

  A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Catastrophe Bonds

  Each of the Fixed Income Funds (except the PIMCO Money Market Fund), the Stock and Bond Funds and the PIMCO StocksPLUS Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.


49 PIMCO Funds: Pacific Investment Management Series

  Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Investment in Investment Companies

  Each of the Funds may invest up to 10% of its total assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Illiquid Securities

  Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

  Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Service Systems--Year 2000 Problem

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global markets or economies, generally.

                                                                   Prospectus 50

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern
O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management-- Trustees and Officers."

Investment Adviser

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment management company founded in 1971, and had approximately $158 billion in assets under management as of December 31, 1998.

  PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

51 PIMCO Funds: Pacific Investment Management Series

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                Portfolio Manager and Business Experience (past
 Fund                           five years)
 ----                           -----------------------------------------------
 Money Market Fund              Leslie Barbi, Senior Vice President, PIMCO. As
                                a Fixed Income Portfolio Manager for PIMCO
                                since 1993, Ms. Barbi has managed assets for
                                various institutional accounts, and has managed
                                the PIMCO Money Market Fund since November 1,
                                1995.

 Short-Term Fund                William H. Gross, Managing Director, PIMCO. A
 Low Duration Fund              Fixed Income Portfolio Manager, Mr. Gross is
 Low Duration Fund II           one of the founders of PIMCO and has managed
 Low Duration Fund III          the PIMCO Low Duration, Low Duration II, Low
 Moderate Duration Fund         Duration III, Total Return, Total Return II and
 Total Return Fund              Total Return III Funds since their inception,
 Total Return Fund II           May 11, 1987, November 1, 1991, December 31,
 Total Return Fund III          1996, May 11, 1987, December 30, 1991, and May
 Strategic Balanced Fund        1, 1991, respectively. Mr. Gross is the leader
 StocksPLUS Fund                of the team which has managed the PIMCO Short-
                                Term, StocksPLUS, Strategic Balanced and
                                Moderate Duration Funds since January 6, 1998.

 Low Duration Mortgage Fund     William C. Powers, Managing Director, PIMCO. As
                                a Fixed Income Portfolio Manager for PIMCO
                                since 1991, Mr. Powers has managed assets for
                                various institutional accounts, and has managed
                                the Low Duration Mortgage Fund since its
                                inception, July 31, 1997.

 Real Return Bond Fund          John Brynjolfsson, Vice President, PIMCO. As a
                                Fixed Income Portfolio Manager for PIMCO since
                                1989, Mr. Brynjolfsson has managed assets for
                                various institutional accounts, and has managed
                                the PIMCO Real Return Bond Fund since its
                                inception, January 29, 1997.

 Total Return Mortgage Fund     Pasi Hamalainen, Executive Vice President,
 Long-Term U.S. Government Fund PIMCO. As a Fixed Income Portfolio Manager for
 Long Duration Fund             PIMCO since 1994, Mr. Hamalainen has managed
                                assets for various institiutional accounts, and
                                has managed the PIMCO Long-Term U.S. Government
                                Fund since July 1, 1997 and the Total Return
                                Mortgage Fund since its inception, July 31,
                                1997. Prior to joining PIMCO in 1994, Mr.
                                Hamalainen, held a fellowship at The Wharton
                                School and assisted in teaching in the MBA
                                program and the Aresty Institute of Executive
                                Education.

 High Yield Fund                Benjamin Trosky, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Trosky
                                joined PIMCO in 1990 and has managed the PIMCO
                                High Yield Fund since its inception, December
                                16, 1992.

 Global Bond Fund               Lee R. Thomas, III, Managing Director and
 Global Bond Fund II            Senior International Portfolio Manager, PIMCO.
 Foreign Bond Fund              As a Fixed Income Portfolio Manager for PIMCO
 International Bond Fund        since 1995, Mr. Thomas has managed assets for
                                various institiutional accounts, and has
                                managed the PIMCO Foreign Bond, Global Bond and
                                International Bond Funds since July 13, 1995,
                                and the PIMCO Global Bond Fund II since October
                                1, 1995. Prior to joining PIMCO in 1995,
                                Mr. Thomas was associated with Investcorp as a
                                member of the management committee responsible
                                for global securities and foreign exchange
                                trading.

 Emerging Markets Bond Fund     Michael J. Rosborough, Senior Vice President,
 Emerging Markets Bond Fund II  PIMCO . As a Fixed Income Portfolio Manager for
                                PIMCO since 1994, Mr. Rosborough has managed
                                assets for various institutional accounts, and
                                has managed the Emerging Markets Bond and
                                Emerging Markets Bond II Funds since their
                                inception on August 1, 1997 and April 3, 1998,
                                respectively. Prior to joining PIMCO in 1994,
                                Mr. Rosborough was associated with RBC Dominion
                                in Tokyo as a Vice President and Manager in
                                foreign fixed income.

 Municipal Bond Fund            Benjamin Ehlert, Executive Vice President,
                                PIMCO. As a Fixed Income Portfolio Manager for
                                PIMCO since 1986, Mr. Ehlert has managed assets
                                for various institutional accounts, and has
                                managed the PIMCO Municipal Bond Fund since its
                                inception on December 31, 1997.

 Convertible Bond Fund          Sandra K. Durn, Vice President, PIMCO. A
                                Convertible Bond Portfolio Manager, Ms. Durn
                                joined PIMCO in 1999 to manage the Convertible
                                Bond Fund. Prior to joining PIMCO in 1999, Ms.
                                Durn was associated with Nicholas-Applegate
                                Capital Management where she was a Convertible
                                Securities Portfolio Manager from 1995 to 1999,
                                and a Quantitative Analyst since 1994.

                                                                   Prospectus 52

Prior Performance of Portfolio Manager for Convertible Bond Fund

  As portfolio manager for the PIMCO Convertible Bond Fund, Ms. Durn is primarily responsible for the day-to-day management of the Fund's portfolio. Prior to joining PIMCO, Ms. Durn served as the portfolio manager of the Nicholas-Applegate Convertible Fund (the "N-A Fund") from December 1, 1996 through February 28, 1999, and during that time had full discretionary authority over the selection of investments for the N-A Fund. The N-A Fund has substantially similar investment policies, strategies and objectives as those of the PIMCO Convertible Bond Fund. The N-A Fund offers three retail classes and two institutional classes. On February 28, 1999, the N-A Fund had approximately $295.5 million in total net assets.

  Average annual total returns of the Institutional and Advisory Classes of the N-A Fund for the one-year period ended December 31, 1998 and for the entire period during which Ms. Durn managed the N-A Fund, compared with the performance of the CS First Boston Convertible Index, were:

                                          N-A Fund (a)
                                     ----------------------
                                     Institutional Advisory
                                         Class      Class   CS First Boston
                                     ------------- --------    Index (b)
One-year (ended 12/31/98)                21.48%     21.34%       6.55%
Ms. Durn's N-A Fund Tenure
 (December 1, 1996 through
  February 28,1999)                      20.49%     20.23%       9.75%

(a) Average annual total return reflecting changes in share prices and reinvestment of dividends and distributions during the period, net of Fund expenses.

(b) The CS First Boston Index is an unmanaged market-weighted index representing the universe of convertible securities, whether they are convertible preferred stocks or convertible bonds. It reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect deductions for advisory fees, brokerage commissions or markups, or other expenses of investing.

  The N-A Fund's Lipper Analytical Services, Inc. rankings for the one-year period ended December 31, 1998 and for the period Ms. Durn managed the Fund were:

Lipper Rankings--Convertible Stock Fund Category (a)

One-year (ended 12/31/98)                       1 out of 58 funds

Ms. Durn's N-A Fund Tenure (December 1, 1996 through February 28, 1999)   1
out of 42 funds

(a) Lipper is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is not indicative of future returns. Rankings reflect the Institutional Class.

  Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. For the periods shown above, the expenses of the N-A Fund were higher than the anticipated expenses of the PIMCO Convertible Bond Fund. Expense levels will affect a fund's performance. The PIMCO Convertible Bond Fund and the N-A Fund are separate funds and the historical performance of the N-A Fund is not indicative of the potential performance of the PIMCO Convertible Bond Fund. Data regarding the N-A Fund is for informational purposes only and PIMCO Funds has no affiliation with and is not endorsed by the N-A Fund.

Fund Administrator

  PIMCO also serves as administrator for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. PIMCO provides administrative services for Institutional Class and

53 PIMCO Funds: Pacific Investment Management Series

Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not PIMCO) are responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

Advisory and Administrative Fees

  The Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                    Advisory
   Fund                                                             Fee Rate
   ----                                                             --------
   Money Market Fund............................................     0.15%
   Commercial Mortgage Securities, Strategic Balanced,
    Convertible Bond, StocksPLUS and
    StocksPLUS Short Strategy Funds.............................     0.40%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.45%
   All other Funds..............................................     0.25%
                                                                 Administrative
   Fund                                                             Fee Rate
   ----                                                          --------------
   Money Market, Short-Term and Moderate Duration Funds.........     0.20%
   Low Duration and Total Return Funds..........................     0.18%
   Global Bond and Global Bond II Funds.........................     0.30%
   Emerging Markets Bond and Emerging Markets Bond II Funds.....     0.40%
   All other Funds..............................................     0.25%

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

Service and Distribution Fees

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares

                                                                   Prospectus 54
and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services
Plan), and to reimburse certain other related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

Distributor

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Fund offers its shares in up to six classes: Institutional Class, Administrative Class, Class A, Class B, Class C, and Class D. This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. Shares of either class may also be offered to clients of the Adviser and its affiliates and to the benefit plans of the Adviser and its affiliates. Shares of the PIMCO International Bond and

55 PIMCO Funds: Pacific Investment Management Series

Emerging Markets Bond II Funds are offered only to clients of PIMCO who maintain separately managed private accounts. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or other financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. A financial intermediary through which shares may be purchased may restrict the frequency or timing of purchases or redemptions of Fund shares by their customers, which may have the effect of limiting a shareholder's ability to respond to changing market conditions.

  The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of shares can only be made by wiring federal funds to National Financial Data Services (the "Transfer Agent"), 330
W. 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO, PIMCO Advisors or one of their affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate efficient operation of the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds, the Trust requests that all purchase or exchange orders for these Funds be received by the Transfer Agent at least one hour prior to the close of regular trading on the Exchange (normally 3:00 p.m., Eastern time). An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

                                                                   Prospectus 56

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Bond Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the federal funds wire is received.

Additional Investments

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

Other Purchase Information

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales of Fund shares should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Retirement Plans

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The terms of a plan may restrict the frequency or timing of a participant's contributions, allocations or redemptions, which may have the effect of limiting a participant's ability to respond to

57 PIMCO Funds: Pacific Investment Management Series changing market conditions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                             REDEMPTION OF SHARES

Redemptions by Mail

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption. In order to discourage short-term trading, the PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months.

Redemptions by Telephone or Other Wire Communication

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (949) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

                                                                   Prospectus 58

Other Redemption Information

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000, or $10,000, as the case may be. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Bond and Emerging Markets Bond II Funds are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family composed primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

59 PIMCO Funds: Pacific Investment Management Series

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Multi-Manager Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time.

                            PORTFOLIO TRANSACTIONS

  Pursuant to the advisory contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

  A change in the securities held by a Fund is known as "portfolio turnover." The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Dividends, Distributions and Taxes." The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." The portfolio turnover rate for certain of the remaining Funds is incorporated by reference in the Statement of Additional Information.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of the Adviser so long as price and transaction expenses are averaged either for that transaction or for the day.


                                                                   Prospectus 60

                                NET ASSET VALUE

  The net asset value per share of each of the Institutional Class and Administrative Class is determined once each day as of 4:00 p.m., Eastern time, or as of such other time designated by the New York Stock Exchange as the close of public trading for that day ("closing"). Net asset value per share of a class is determined by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on any day on which the New York Stock Exchange is closed.

  In determining their daily net asset values, the Funds use price data obtained from the Exchange that the Funds believe to be representative of the current market value of securities held by the Funds as of the time selected by the Funds for the calculation of net asset value. Such price data is typically transmitted to the Funds soon after 4:00 p.m. Eastern time, and typically reflects last quoted prices for securities as of the close of public trading on the Exchange on that day. Such prices may not reflect later adjustments to securities prices made after the close of public trading, due to unanticipated delays in order processing, late settlements between dealers and other Exchange members, or after-hours trading of the same securities conducted on other exchanges. The Funds have determined that it is not practical to postpone the daily calculation of net asset value to account for such post-closing adjustments. For U.S.-traded securities, the Funds therefore intend to use prices quoted as of 4:00 p.m. Eastern time for all securities in their portfolios regardless of the impact of any post-closing adjustments, as long as, in the view of the Funds, such prices represent the current market value of such securities as of the time selected by the Funds for the calculation of net asset value.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less may be valued at current market value or at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the

61 PIMCO Funds: Pacific Investment Management Series class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service fee applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." For the Fixed Income Funds (other than the PIMCO International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International Bond, Stock and Bond and Stock Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Dividends paid to shareholders by the PIMCO Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and shareholders generally may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to

                                                                   Prospectus 62
become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

  To the extent that dividends paid to shareholders by the PIMCO Municipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.

  Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities (for example, interest on FNMA and GNMA Certificates) is generally not so exempt. The distributions of "exempt-interest dividends" paid by the PIMCO Municipal Bond Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemption for "exempt-interest dividends" attributable to Municipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the PIMCO Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.

  The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for individuals and corporations. Therefore, if the PIMCO Municipal Bond Fund invests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the PIMCO Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the PIMCO Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the PIMCO Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.

  Dividends to shareholders of the PIMCO Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possibly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

  Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which it accrues. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a

63 PIMCO Funds: Pacific Investment Management Series given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

Capitalization

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Multiple Classes of Shares

  In addition to Institutional and Administrative Class shares, certain Funds also offer Class A, Class B, Class C, and Class D shares through separate prospectuses. This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. The other classes of the Funds have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 800-426-0107 (for Class A, Class B and Class C) or 888-87-PIMCO (for Class D).

Voting

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.

                                                                   Prospectus 64

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of March 10, 1999, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: Combined Master Retirement Trust (Dallas, Texas) with respect to PIMCO Money Market Fund; Sprint Retirement Savings Plan (Boston, Massachusetts) with respect to the PIMCO Low Duration Fund II; Loyola Academy Endowment Fund (Chicago, Illinois) and Sisters of St. Joseph/Michigan (Nazareth, Michigan) with respect to the PIMCO Low Duration Fund III; Pacific Investment Management Company (Newport Beach, California) with respect to the PIMCO Low Duration Mortgage, Total Return Mortgage and Emerging Markets Bond Funds; Canterbury/Uniform Code Council (Pittsburgh, Pennsylvania) with respect to the PIMCO Global Bond Fund II; Charles Schwab & Co., Inc. (San Francisco, California) with respect to the PIMCO Foreign Bond Fund; and California Community Foundation (Los Angeles, California) and Carpenters Health and Security Trust of Western Washington (Seattle, Washington) with respect to the PIMCO Strategic Balanced Fund.

  To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940
Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

Performance Information

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the PIMCO Municipal Bond Fund's shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.

  Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment

65 PIMCO Funds: Pacific Investment Management Series in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Funds may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

                                                                   Prospectus 66

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.


                         PIMCO Funds: Pacific Investment Management Series  A-1

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

 Corporate and Municipal Bond Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

B-1  Prospectus

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Corporate Short-Term Debt Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

 Corporate and Municipal Bond Ratings

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


                         PIMCO Funds: Pacific Investment Management Series  B-2

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

B-3  Prospectus

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 Commercial Paper Rating Definitions

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                         PIMCO Funds: Pacific Investment Management Series  B-4

                     -----------------------------------------------------------------------------------------
PIMCO Funds:         INVESTMENT ADVISER AND ADMINISTRATOR
Pacific Investment   PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660
Management Series    -----------------------------------------------------------------------------------------
                     CUSTODIAN
                     Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
                     -----------------------------------------------------------------------------------------
                     TRANSFER AGENT
                     National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105
                     -----------------------------------------------------------------------------------------
                     INDEPENDENT ACCOUNTANTS
                     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
                     -----------------------------------------------------------------------------------------
                     LEGAL COUNSEL
                     Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.  20006
                     -----------------------------------------------------------------------------------------

For More Information            To request a free copy    Information about the
The following documents are     of these documents or     Trust (including the
available that offer further    to make inquiries about   SAI) can be reviewed
information on the Funds of     the Funds, please write   and copied at the
PIMCO Funds:  Pacific           or call:                  Securities and
Investment Management Series.                             Exchange Commission's
                                PIMCO Funds:  Pacific     Public Reference Room
Annual/Semi-Annual Reports to   Investment Management     in Washington, D.C.
Shareholders  The Trust's       Series                    Information on the
annual and semi-annual reports  840 Newport Center Drive  operation of the
include a discussion of the     Suite 300                 public reference room
market conditions and invest-   Newport Beach, CA 92660   may be obtained by
ment strategies that signifi-                             calling the Commission
cantly affected the Funds'      Telephone:                at 1-800-SEC-0330.
performance during its last     1-800-927-4648            Reports and other
fiscal year or other period.    1-800-987-4626 (PIMCO     information about the
                                Infolink Audio Response   Trust are available on
Statement of Additional         Network)                  the Commission's
information (SAI)  The SAI                                Internet site at
contains additional informa-                              www.sec.gov, and
tion about the Funds.  A                                  copies of that infor-
current SAI has been filed                                mation may be
with the Securities and                                   obtained, upon payment
Exchange Commission, and is                               of a duplicating fee,
incorporated into this                                    by writing the Public
prospectus by reference.                                  Reference Section of
SEC File Number:  811-5028                                the Commission,
                                                          Washington, D.C.
                                                          20549-6009.

[LOGO OF PIMCO FUNDS]

PIMCO Funds
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660
www.pimco.com

                            PIMCO FUNDS PROSPECTUS


Pacific              SHORT DURATION BOND FUNDS             HIGH YIELD BOND FUNDS
Investment           Money Market Fund                     High Yield Fund
Management           Short-Term Fund
Series               Low Duration Fund
                                                           TAX-EXEMPT BOND FUNDS
June 1, 1999                                               Municipal Bond Fund
                     INTERMEDIATE DURATION BOND FUNDS
Share Classes        Total Return Fund
 A  B  C                                                   INFLATION-INDEXED BOND FUNDS
                                                           Real Return Bond Fund
                     LONG DURATION BOND FUNDS
                     Long-Term U.S. Government Fund        CONVERTIBLE BOND FUNDS
                                                           Convertible Bond Fund

                     INTERNATIONAL BOND FUNDS
                     Global Bond Fund II                   STOCK AND BOND FUNDS
                     Foreign Bond Fund                     Strategic Balanced Fund
                     Emerging Markets Bond Fund

                                                           ENHANCED INDEX STOCK FUNDS
                                                           StocksPLUS Fund




                                                                              P  I  M  C  O
                                                                              -------------
                                                                                      FUNDS

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

The information in this prospectus is not complete an may be changed. We may not sell these securities until the registration statement filed with the Se-curities and Exchange Commission is effective. This prospectus is not an offer to sell securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                SUBJECT TO COMPLETION, DATED APRIL 2, 1999

PIMCO Funds: Pacific Investment Management Series

Prospectus

June 1, 1999

PIMCO Funds (the "Trust") is an open-end series management investment company offering fourteen separate investment portfolios (each a "Fund") in this Pro-spectus, each with different investment objectives and strategies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("Pacific Investment Manage-ment"), which serves as investment adviser (the "Adviser") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold sub-ject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through separate prospectuses, certain Funds and other series of the Trust may offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. See "Alternative Purchase Arrangements."

This Prospectus concisely describes the information investors should know be-fore investing in Class A, Class B or Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated June 1, 1999, as amended or sup-plemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. The Statement of Addi-tional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission main-tains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by refer-ence into this Prospectus and the Statement of Additional Information, and other information about the Funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the ac-curacy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or en-dorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and entail risk, including the possible loss of principal.

Investment in the Money Market Fund (or in any other Fund) is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Each of the Funds, except the Money Market Fund and the Municipal Bond Fund, may invest all of its assets in derivative instruments, some of which may be particularly sensitive to changes in prevailing interest rates. Unexpected changes in interest rates may adversely affect the value of a Fund's invest-ments in particular derivative instruments.

The High Yield and Emerging Markets Bond Funds may invest all of their assets in junk bonds, which are subject to high risk, and speculative with regard to payment of interest and return of principal. Investors should carefully con-sider these risks before investing in the High Yield Fund. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."


  TABLE OF CONTENTS

PIMCO Funds Overview.....................   3
Financial Highlights.....................   8
Investment Objectives and Policies.......  14
Investment Risks and Considerations......  22
Characteristics and Risks of Securities
 and Investment Techniques...............  23
Performance Information..................  38
How to Buy Shares........................  40
Alternative Purchase Arrangements........  43
Exchange Privilege.......................  52

How to Redeem.....................  53
Distributor and Distribution and
Servicing Plans...................  57
How Net Asset Value Is Determined
 ..................................  60
Distributions.....................  61
Taxes.............................  62
Management of the Trust...........  64
Description of the Trust..........  68
Mailings to Shareholders..........  69
Appendix A--Description of
Duration..........................  70
Appendix B--Description of
Securities Ratings................  71

2  PIMCO Funds: Pacific Investment Management Series

            PIMCO Funds Overview

            Pacific Investment Management, a subsidiary of PIMCO Advisors L.P., is the investment adviser of all the Funds. Pacific Invest-ment Management is one of the premier fixed income investment man-agement firms in the U.S. As of December 31, 1998, Pacific Invest-ment Management had approximately $158 billion in assets under management. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy-- seeking capital appreciation as well as yield.

                          PIMCO               Primary
                          Fund Name           Objective                               Duration                 Credit Quality/(1)/
          -------------------------------------------------------------------------------------------------------------------------
Fund      Short Duration  Money Market Fund   Maximum current income, consistent      Less than or equal to    Min 95% Aaa or Prime
Profiles  Bond Funds                          with preservation of capital and        90 days dollar-weighted  1; less than or equal
                                              daily liquidity                         average maturity         to 5% A or Prime 2
                          ----------------------------------------------------------------------------------------------------------
                          Short-Term Fund     Maximum current income, consistent      0-1 year                 B to Aaa; max
                                              with preservation of capital and                                 10% below Baa
                                              daily liquidity
                          ----------------------------------------------------------------------------------------------------------
                          Low Duration Fund   Maximum total return consistent         1-3 years                B to Aaa; max-
                                              with preservation of real capital                                10% below Baa
                                              and prudent investment management
          --------------------------------------------------------------------------------------------------------------------------
          Intermediate    Total Return Fund   Maximum total return, consistent        3-6 years                B to Aaa; max
          Duration                            with preservation of capital                                     10% below Baa
          Bond Funds                          and prudent investment management
          --------------------------------------------------------------------------------------------------------------------------
          Long Duration   Long-Term U.S.      Maximum total return, consistent        Greater than             A to Aaa
          Bond Funds      Government Fund     with preservation of capital            or equal to
                                              and prudent investment management       8 years
          --------------------------------------------------------------------------------------------------------------------------
          International   Global Bond Fund    Maximum total return, consistent        3-7 years                B to Aaa; max
          Bond Funds                          with preservation of capital                                     10% below Baa
                                              (U.S. and non-U.S.)
                          ----------------------------------------------------------------------------------------------------------
                          Foreign Bond Fund   Maximum total return, consistent with   3-7 years                B to Aaa; max
                                              preservation of capital and prudent                              10% below Baa
                                              investment management (non-U.S.)
                          ----------------------------------------------------------------------------------------------------------
                          Emerging Markets    Maximum total return, consistent with   0-8 years                B to Aaa
                          Bond Fund           preservation of capital and prudent
                                              investment management (non-U.S.)
          --------------------------------------------------------------------------------------------------------------------------
          High Yield      High Yield          Maximum total return, consistent        2-6 years                B to Aaa; min
          Bond Funds      Fund                with preservation of capital
                                              and prudent investment management
          --------------------------------------------------------------------------------------------------------------------------
          Tax-Exempt      Municipal Bond      High current income exempt from         3-10 years               Ba to Aaa; max
          Bond Funds      Fund                federal income tax, consistent with                              10% below Baa
                                              preservation of capital
          --------------------------------------------------------------------------------------------------------------------------
          Inflation-      Real Return Bond    Maximum real return, consistent         Not applicable,          B to Aaa; max
          Indexed Bond    Fund                with preservation of real capital       but see Fund             10% below Baa
          Funds                               and prudent investment management       description
          --------------------------------------------------------------------------------------------------------------------------
          Convertible     Convertible Bond    Maximum total return, consistent        N/A                      Caa to Aaa; max
          Bond Funds      Fund                with prudent investment                                          35% below Baa
                                              management                                                       and 10% below B
          --------------------------------------------------------------------------------------------------------------------------
          Stock and Bond  Strategic Balanced  Maximum total return, consistent        0-6 years                B to Aaa; max
          Funds           Fund                with preservation of capital                                     10% below Baa
                                              and prudent investment management
          --------------------------------------------------------------------------------------------------------------------------
          Enhanced Index  StocksPLUS          Total return which exceeds that         0-1 year                 B to Aaa; max
          Stock Funds     Fund/(2)/            of the S&P 500                                                  10% below Baa

            1. As rated by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.
                                                                    Prospectus 3

                                             Class A     Class B     Class C
                                             Shares      Shares      Shares
           --------------------------------------------------------------------
           Maximum initial sales charge
            imposed on purchases
            (as a percentage of offering
            price at time of purchase)
             Total Return, Long-Term U.S.
              Government, Global Bond II,
              Foreign Bond, Emerging
              Markets Bond, High Yield,
              Strategic
              Balanced and Convertible
              Bond Funds                      4.50%       None        None
             Low Duration, Municipal Bond,
              Real Return Bond and
              StocksPLUS Funds                3.00%       None        None
             Short-Term Fund                  2.00%       None        None
             Money Market Fund                 None(/1/)  None        None
           --------------------------------------------------------------------
           Maximum sales charge imposed on
            reinvested dividends
            (as a percentage of net asset
            value at time of purchase)         None       None        None
           --------------------------------------------------------------------
           Maximum contingent deferred
            sales charge ("CDSC")
            (as a percentage of original
            purchase price)                      1%(/2/)    5%(/3/)     1%(/4/)
           --------------------------------------------------------------------
           Exchange Fee                        None(/1/)  None        None

Shareholder
Transaction
Expenses

            1. Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at time of pur-chase) are exchanged for shares of any other Fund.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements--Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                                            Example: You would Example: You would
                                                                            pay the            pay the following
                                                                            following expenses expenses on a
                                                                            on a $1,000        $1,000
                                                                            investment         investment
                                                                            assuming (1) 5%    assuming (1) 5%
                                                                            annual return and  annual return and
                                                                            (2) redemption at  (2) no redemption:
                                  Annual Fund Operating Expenses            the end of each
                                  (As a percentage of average net assets):  time period:
                                                                 Total
                                            Admini-              Fund
                                  Advisory  strative  12b-1      Operating  Year               Year
           Fund                   Fee       Fee       Fees(/1/)  Expenses   1    3   5    10   1    3   5    10
           ------------------------------------------------------------------------------------------------------
           Money Market           .15%      .35%      .10%(/2/)   .60%(/3/) $ 6  $19 $ 33 $ 75 $ 6  $19 $ 33 $ 75
           ------------------------------------------------------------------------------------------------------
           Short-Term             .25       .35       .25         .85        29   47   66  123  29   47   66  123
           ------------------------------------------------------------------------------------------------------
           Low Duration           .25       .40       .25         .90        39   58   78  137  39   58   78  137
           ------------------------------------------------------------------------------------------------------
           Total Return           .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           Long-Term U.S.
           Government             .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           Global Bond II         .25       .45       .25         .95        54   74   95  156  54   74   95  156
           ------------------------------------------------------------------------------------------------------
           Foreign Bond           .25       .45       .25         .95        54   74   95  156  54   74   95  156
           ------------------------------------------------------------------------------------------------------
           Emerging Markets Bond  .45       .55       .25        1.25        57   83  111  189  57   83  111  189
           ------------------------------------------------------------------------------------------------------
           High Yield             .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           Municipal Bond         .25       .35       .25         .85        38   56  N/A  N/A  38   56  N/A  N/A
           ------------------------------------------------------------------------------------------------------
           Real Return Bond       .25       ,40       .25         .90        39   58   78  137  39   58   78  137
           ------------------------------------------------------------------------------------------------------
           Convertible Bond       .40       .40       .25        1.05        55   77  100  167  55   77  100  167
           ------------------------------------------------------------------------------------------------------
           Strategic Balanced     .40       .40       .25        1.05        55   77  100  167  55   77  100  167
           ------------------------------------------------------------------------------------------------------
           StocksPLUS             .40       .40       .25        1.05        40   62   86  154  40   62   86  154
           ------------------------------------------------------------------------------------------------------


Class A
Shares

            1. 12b-1 fees represent servicing fees which are paid to the Dis-tributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's aver-age daily net assets.
            3. Absent the undertaking noted, the "Total Fund Operating Ex-penses" for the Money Market Fund would be .70% of the Fund's av-erage daily net assets.

4 PIMCO Funds: Pacific Investment Management Series

                                                                                Example: You would Example: You would
                                                                                pay the following  pay the following
                                                                                expenses on a      expenses on a
                                                                                $1,000 investment  $1,000 investment
                                                                                assuming (1) 5%    assuming (1) 5%
                                                                                annual return and  annual return and
                                                                                (2) redemption at  (2) no redemption:
                                  Annual Fund Operating Expenses                the end of each
                                  (As a percentage of average net assets):      time period:
                                                                    Total
                                             Admini-                Fund
                                  Advisory   strative   12b-1       Operating   Year               Year
           Fund                   Fee        Fee        Fees(/1/)   Expenses    1    3   5    10   1    3   5    10
           ----------------------------------------------------------------------------------------------------------
           Money Market                 .15%       .35%       1.00%       1.50% $65  $77 $102 $143 $15  $47 $ 82 $143
           ----------------------------------------------------------------------------------------------------------
           Short-Term                   .25        .35        1.00        1.60   66   80  107  160  16   50   87  160
           ----------------------------------------------------------------------------------------------------------
           Low Duration                 .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
Class B    ----------------------------------------------------------------------------------------------------------
Shares     Total Return                 .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           Long-Term U.S.
           Government                   .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           Global Bond II               .25        .45        1.00        1.70   67   84  112  171  17   54   92  171
           ----------------------------------------------------------------------------------------------------------
           Foreign Bond                 .25        .45        1.00        1.70   67   84  112  171  17   54   92  171
           ----------------------------------------------------------------------------------------------------------
           Emerging Markets Bond        .45        .55        1.00        2.00   70   93  128  204  20   63  108  204
           ----------------------------------------------------------------------------------------------------------
           High Yield                   .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           Municipal Bond               .25        .35        1.00        1.60   66   80  N/A  N/A  16   50  N/A  N/A
           ----------------------------------------------------------------------------------------------------------
           Real Return Bond             .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           Convertible Bond             .40        .40        1.00        1.80   68   87  117  182  18   57   97  182
           ----------------------------------------------------------------------------------------------------------
           Strategic Balanced           .40        .40        1.00        1.80   68   87  117  182  18   57   97  182
           ----------------------------------------------------------------------------------------------------------
           StocksPLUS                   .40        .40        1.00        1.80   68   87  117  182  18   57   97  182
           ----------------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

                                                                    Prospectus 5

                                                                                          Example: You would Example: You
                                                                                          pay the following  would pay the
                                                                                          expenses on a      following
                                                                                          $1,000 investment  expenses on a
                                                                                          assuming (1) 5%    $1,000 investment
                                                                                          annual return and  assuming (1) 5%
                                                                                          (2) redemption at  annual return and
                                                                                          the end of each    (2) no
                                  Annual Fund Operating Expenses                          time period:       redemption:
                                  (As a percentage of average net assets):
                                                                                 Total
                                                   Admini-                       Fund
                                       Advisory   strative       12b-1         Operating  Year               Year
           Fund                          Fee        Fee        Fees(/1/)        Expenses  1    3   5    10   1    3   5   10
           -------------------------------------------------------------------------------------------------------------------
           Money Market                 .15%       .35%        .10(/2/)%        .60(/3/)% $16  $19 $ 33 $ 75 $ 6  $19 $33 $ 75
           -------------------------------------------------------------------------------------------------------------------
           Short-Term                   .25        .35         .55(/2/)        1.15(/3/)   22   37   63  140  12   37  63  140
           -------------------------------------------------------------------------------------------------------------------
           Low Duration                 .25        .40         .75             1.40        24   44   77  168  14   44  77  168
           -------------------------------------------------------------------------------------------------------------------
           Total Return                 .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           -------------------------------------------------------------------------------------------------------------------
           Long-Term U.S.
           Government                   .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           -------------------------------------------------------------------------------------------------------------------
           Global Bond II               .25        .45        1.00             1.70        27   54   92  201  17   54  92  201
           -------------------------------------------------------------------------------------------------------------------
           Foreign Bond                 .25        .45        1.00             1.70        27   54   92  201  17   54  92  201
           -------------------------------------------------------------------------------------------------------------------
           Emerging Markets Bond        .45        .55        1.00             2.00        30   63  108  233  20   63 108  233
           -------------------------------------------------------------------------------------------------------------------
           High Yield                   .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           -------------------------------------------------------------------------------------------------------------------
           Municipal Bond               .25        .35         .75(/2/)        1.35(/3/)   24   43  N/A  N/A  14   43 N/A  N/A
           -------------------------------------------------------------------------------------------------------------------
           Real Return Bond             .25        .40         .75(/2/)        1.40(/3/)   24   44   77  168  14   44  77  168
           -------------------------------------------------------------------------------------------------------------------
           Convertible Bond             .40        .40        1.00             1.80        28   57   97  212  18   57  97  212
           -------------------------------------------------------------------------------------------------------------------
           Strategic Balanced           .40        .40        1.00             1.80        28   57   97  212  18   57  97  212
           -------------------------------------------------------------------------------------------------------------------
           StocksPLUS                   .40        .40         .75(/2/)        1.55(/3/)   26   49   84  185  16   49  84  185
           -------------------------------------------------------------------------------------------------------------------

Class C
Shares
            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it may receive with respect to each of the Money Market, Short-Term, Municipal Bond, Real Return Bond and StocksPLUS Funds to the following annual rates based on the Fund's average daily net assets until further notice: Money Market--.10%; Short-Term-- .55%; Municipal Bond--.75%; Real Return Bond--.75%; and StocksPLUS--.75%. Absent such undertakings, the 12b-1 fee for each such Fund would be as follows: Money Market--.20%; Short-Term-- 1.00%; Municipal Bond--1.00%; Real Return Bond--1.00%; and StocksPLUS--1.00%.

            3. Absent the undertakings noted, the "Total Fund Operating Ex-penses" for the Money Market, Short-Term, Municipal Bond, Real Re-turn Bond and StocksPLUS Funds would be as follows (based on aver-age daily net assets): Money Market--.70%; Short-Term--1.60%; Mu-nicipal Bond--1.60%; Real Return Bond--1.65%; and StocksPLUS-- 1.80%.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Funds' current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or ex-penses; actual performance and/or expenses may be more or less than shown.

6 PIMCO Funds: Pacific Investment Management Series

                      (This page left blank intentionally)

                                                                    Prospectus 7

Financial Highlights

The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's audited financial state-ments, which are included in the Trust's Annual Report dated March 31, 1998, and the Trust's unaudited financial statements, which are included in the Trust's Semiannual Report dated September 30, 1998, both of which are incorpo-rated by reference in the Statement of Additional Information. The Trust's au-dited financial statements and selected per share data and ratios appearing be-low have been examined by PricewaterhouseCoopers LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be ob-tained without charge. The Trust's Semiannual Report also may be obtained with-out charge. Information is presented for each Fund described herein which had investment operations during the reporting periods. Information regarding the Global Bond Fund II reflects the operational history of the Global Income Fund, a former series of PIMCO Advisors Funds that was reorganized as a series of the Trust on January 17, 1997.

Selected data for a share outstanding throughout each period:

                 Net Asset              Net Realized   Total Income Dividends  Dividends in  Distributions Distributions
  Year or          Value      Net      and Unrealized  (Loss) from   from Net  Excess of Net   from Net    in Excess of
   Period        Beginning Investment  Gain (Loss) on   Investment  Investment  Investment     Realized    Net Realized
   Ended         of Period   Income     Investments     Operations    Income      Income     Capital Gains Capital Gains
------------------------------------------------------------------------------------------------------------------------
Money Market Fund
 Class A
 09/30/98*        $ 1.00     $0.03(+)      $ 0.00  (+)    $0.03       $(0.03)     $ 0.00        $ 0.00         $0.00
 03/31/98           1.00      0.05(+)        0.00  (+)     0.05        (0.05)       0.00          0.00          0.00
 03/31/97(a)        1.00      0.01           0.00          0.01        (0.01)       0.00          0.00          0.00
 Class B
 09/30/98*          1.00      0.02(+)        0.00  (+)     0.02        (0.02)       0.00          0.00          0.00
 03/31/98           1.00      0.04(+)        0.00  (+)     0.04        (0.04)       0.00          0.00          0.00
 03/31/97(a)        1.00      0.01           0.00          0.01        (0.01)       0.00          0.00          0.00
 Class C
 09/30/98*          1.00      0.03(+)        0.00  (+)     0.03        (0.03)       0.00          0.00          0.00
 03/31/98           1.00      0.05(+)        0.00  (+)     0.05        (0.05)       0.00          0.00          0.00
 03/31/96(a)        1.00      0.01           0.00          0.01        (0.01)       0.00          0.00          0.00
Short-Term Fund
 Class A
 09/30/98*        $10.06     $0.27(+)      $(0.02) (+)    $0.25       $(0.27)     $ 0.00        $ 0.00         $0.00
 03/31/98          10.00      0.55(+)        0.09  (+)     0.64        (0.56)      (0.01)        (0.01)         0.00
 03/31/97(b)       10.04      0.10          (0.03)         0.07        (0.10)      (0.01)         0.00          0.00
 Class B
 09/30/98*         10.06      0.23(+)       (0.02) (+)     0.21        (0.23)       0.00          0.00          0.00
 03/31/98          10.00      0.50(+)        0.08  (+)     0.58        (0.50)      (0.01)        (0.01)         0.00
 03/31/97(b)       10.04      0.09          (0.03)         0.06        (0.10)       0.00          0.00          0.00
 Class C
 09/30/98*         10.06      0.26(+)       (0.02) (+)     0.24        (0.26)       0.00          0.00          0.00
 03/31/98          10.00      0.54(+)        0.07  (+)     0.61        (0.53)      (0.01)        (0.01)         0.00
 03/31/97(b)       10.04      0.09          (0.03)         0.06        (0.10)       0.00          0.00          0.00
Low Duration Fund
 Class A
 09/30/98*        $10.18     $0.31(+)      $ 0.11  (+)    $0.42       $(0.31)     $ 0.00        $ 0.00         $0.00
 03/31/98           9.98      0.60(+)        0.23  (+)     0.83        (0.58)      (0.02)        (0.03)         0.00
 03/31/97(a)       10.02      0.12          (0.03)         0.09        (0.12)      (0.01)         0.00          0.00
 Class B
 09/30/98*         10.18      0.27(+)        0.11  (+)     0.38        (0.27)       0.00          0.00          0.00
 03/31/98           9.98      0.53(+)        0.22  (+)     0.75        (0.50)      (0.02)        (0.03)         0.00
 03/31/97(a)       10.02      0.10          (0.03)         0.07        (0.11)       0.00          0.00          0.00
 Class C
 09/30/98*         10.18      0.28(+)        0.11  (+)     0.39        (0.28)       0.00          0.00          0.00
 03/31/98           9.98      0.55(+)        0.23  (+)     0.78        (0.53)      (0.02)        (0.03)         0.00
 03/31/97(a)       10.02      0.11          (0.03)         0.08        (0.11)      (0.01)         0.00          0.00

-------
 *Unaudited
(+)Per share amounts based on average number of shares outstanding during the period.
(a)From commencement of operations, January 13, 1997.
(b)From commencement of operations, January 20, 1997.

8 PIMCO Funds: Pacific Investment Management Series

                                                                  Ratio of Net
                          Net Asset        Net Assets  Ratio of    Investment
Tax Basis                   Value             End     Expenses to  Income to   Portfolio
  Return        Total        End    Total  of Period    Average     Average    Turnover
of Capital  Distributions of Period Return  (000's)   Net Assets   Net Assets    Rate
----------------------------------------------------------------------------------------
  $0.00        $(0.03)     $ 1.00    2.49%  $116,154     0.58%+       5.03%+      N/A
   0.00         (0.05)       1.00    5.10     41,375     0.60         5.02        N/A
   0.00         (0.01)       1.00    1.01     43,589     0.57+        4.44+       N/A
   0.00         (0.02)       1.00    2.06     11,697     1.50+        4.11+       N/A
   0.00         (0.04)       1.00    4.21      2,937     1.50         4.15        N/A
   0.00         (0.01)       1.00    0.83      3,143     1.41+        3.62+       N/A
   0.00         (0.03)       1.00    2.53     96,244     0.59+        5.03+       N/A
   0.00         (0.05)       1.00    5.14     55,696     0.60         5.05        N/A
   0.00         (0.01)       1.00    1.02     85,398     0.58+        4.47+       N/A
  $0.00        $(0.27)     $10.04    2.52%  $ 51,469     0.84%+       5.29%+       49%
   0.00         (0.58)      10.06    6.64     24,182     0.85         5.48         48
   0.00         (0.11)      10.00    0.66      2,533     0.86+        5.07+        77
   0.00         (0.23)      10.04    2.14      1,579     1.60+        4.63+        49
   0.00         (0.52)      10.06    5.96      1,258     1.60         4.97         48
   0.00         (0.10)      10.00    0.58        114     1.62+        4.83+        77
   0.00         (0.26)      10.04    2.37     12,470     1.15+        5.07+        49
   0.00         (0.55)      10.06    6.33      6,763     1.15         5.33         48
   0.00         (0.10)      10.00    0.63      1,359     1.14+        4.78+        77
  $0.00        $(0.31)     $10.29    4.18%  $164,055     0.90%+       5.99%+      128%
   0.00         (0.63)      10.18    8.49    109,531     0.90         5.93        309
   0.00         (0.13)       9.98    0.85     59,348     0.91+        5.84+       240
   0.00         (0.27)      10.29    3.79     45,918     1.65+        5.22+       128
   0.00         (0.55)      10.18    7.68     17,624     1.65         5.16        309
   0.00         (0.11)       9.98    0.68      5,296     1.67+        5.03+       240
   0.00         (0.28)      10.29    3.92     83,835     1.40+        5.52+       128
   0.00         (0.58)      10.18    8.01     68,766     1.40         5.46        309
   0.00         (0.12)       9.98    0.75     63,606     1.42+        5.36+       240

-------
 +Annualized.

                                                                    Prospectus 9

                    Net Asset              Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
        Year or       Value      Net      and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
         Period     Beginning Investment  Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
         Ended      of Period   Income     Investments    Operations    Income      Income     Capital Gains Capital Gains
------------------------------------------------------------------------------------------------------------------------------
Total Return Fund
 Class A
 09/30/98*           $10.62     $0.31(+)      $ 0.47 (+)    $ 0.78      $(0.31)     $ 0.00        $ 0.00         $0.00
 03/31/98             10.27      0.58(+)        0.63 (+)      1.21       (0.57)      (0.02)        (0.27)         0.00
 03/31/97(a)          10.40      0.12          (0.12)         0.00       (0.13)       0.00          0.00          0.00
 Class B
 09/30/98*            10.62      0.26(+)        0.47 (+)      0.73       (0.26)       0.00          0.00          0.00
 03/31/98             10.27      0.50(+)        0.63 (+)      1.13       (0.50)      (0.01)        (0.27)         0.00
 03/31/97(a)          10.40      0.11          (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
 Class C
 09/30/98*            10.62      0.26(+)        0.48 (+)      0.74       (0.27)       0.00          0.00          0.00
 03/31/98             10.27      0.51(+)        0.63 (+)      1.14       (0.51)      (0.01)        (0.27)         0.00
 03/31/97(a)          10.40      0.11          (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
Long-Term U.S. Government
Fund
 Class A
 09/30/98*           $10.57     $0.33(+)      $ 1.07 (+)    $ 1.40      $(0.33)     $ 0.00        $ 0.00         $0.00
 03/31/98              9.39      0.48(+)        1.34 (+)      1.82       (0.58)       0.00         (0.06)         0.00
 03/31/97(b)           9.67      0.32          (0.47)        (0.15)      (0.13)       0.00          0.00          0.00
 Class B
 09/30/98*            10.57      0.29(+)        1.06 (+)      1.35       (0.28)       0.00          0.00          0.00
 03/31/98              9.39      0.39(+)        1.35 (+)      1.74       (0.50)       0.00         (0.06)         0.00
 03/31/97(b)           9.67      0.29          (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
 Class C
 09/30/98*            10.57      0.29(+)        1.06 (+)      1.35       (0.28)       0.00          0.00          0.00
 03/31/98              9.39      0.39(+)        1.35 (+)      1.74       (0.50)       0.00         (0.06)         0.00
 03/31/97(b)           9.67      0.29          (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
Global Bond Fund II
 Class A
 09/30/98*           $ 9.92     $0.27(+)      $ 0.10 (+)    $ 0.37      $(0.26)     $ 0.00        $ 0.00         $0.00
 03/31/98             10.84      0.64(+)        0.51 (+)      1.15        0.00       (0.54)        (1.53)         0.00
 10/01/96--03/31/97   10.96      0.66          (0.16)         0.50       (0.22)       0.00         (0.40)         0.00
 09/30/96(c)          10.00      0.32(d)        0.95          1.27       (0.31)       0.00          0.00          0.00
 Class B
 09/30/98*             9.92      0.24(+)        0.10 (+)      0.34       (0.23)       0.00          0.00          0.00
 03/31/98             10.84      0.66(+)        0.41 (+)      1.07        0.00       (0.46)        (1.53)         0.00
 10/01/96--03/31/97   10.96      0.62          (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
 09/30/96(c)          10.00      0.30(d)        0.92          1.22       (0.26)       0.00          0.00          0.00
 Class C
 09/30/98*             9.92      0.24(+)        0.10 (+)      0.34       (0.23)       0.00          0.00          0.00
 03/31/98             10.84      0.55(+)        0.52 (+)      1.07        0.00       (0.46)        (1.53)         0.00
 10/01/96--03/31/97   10.96      0.62          (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
 09/30/96(c)          10.00      0.30(d)        0.92          1.22       (0.26)       0.00          0.00          0.00
Foreign Bond Fund
 Class A
 09/30/98*           $10.74     $0.28(+)      $ 0.21 (+)    $ 0.49      $(0.28)     $ 0.00        $ 0.00         $0.00
 03/31/98             10.41      0.61(+)        0.62 (+)      1.23       (0.59)       0.00         (0.31)         0.00
 03/31/97(b)          10.59      0.59          (0.72)        (0.13)      (0.05)       0.00          0.00          0.00
 Class B
 09/30/98*            10.74      0.25(+)        0.21 (+)      0.46       (0.25)       0.00          0.00          0.00
 03/31/98             10.41      0.53(+)        0.61 (+)      1.14       (0.50)       0.00         (0.31)         0.00
 03/31/97(b)          10.59      0.58          (0.72)        (0.14)      (0.04)       0.00          0.00          0.00
 Class C
 09/30/98*            10.74      0.25(+)        0.20 (+)      0.45       (0.24)       0.00          0.00          0.00
 03/31/98             10.41      0.52(+)        0.62 (+)      1.14       (0.50)       0.00         (0.31)         0.00
 03/31/97(b)          10.59      0.58          (0.72)        (0.14)      (0.04)       0.00          0.00          0.00

-------

 *Unaudited.

(c)  From commencement of operations, October 2, 1995.

(d) Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Adviser.

10  PIMCO Funds: Pacific Investment Management Series

                                                                   Ratio of Net
                          Net Asset         Net Assets  Ratio of    Investment
Tax Basis                   Value              End     Expenses to  Income to   Portfolio
  Return        Total        End    Total   of Period    Average     Average    Turnover
of Capital  Distributions of Period Return   (000's)   Net Assets   Net Assets    Rate
-----------------------------------------------------------------------------------------
  $0.00        $(0.31)     $11.09    7.42%   $771,709     0.90%+       5.64%+       103%
   0.00         (0.86)      10.62   12.11     533,893     0.90         5.46         206
   0.00         (0.13)      10.27    0.02     115,742     0.91+        6.08+        173
   0.00         (0.26)      11.09    7.02     338,707     1.65+        4.84+        103
   0.00         (0.78)      10.62   11.26     186,932     1.65         4.74         206
   0.00         (0.12)      10.27   (0.10)     74,130     1.67+        5.28+        173
   0.00         (0.27)      11.09    7.02     535,890     1.65+        4.89+        103
   0.00         (0.79)      10.62   11.28     405,037     1.65         4.83         206
   0.00         (0.12)      10.27   (0.11)    329,104     1.67+        5.32+        173
  $0.00        $(0.33)     $11.64   13.50%   $ 15,073     0.94%+       6.07%+       111%
   0.00         (0.64)      10.57   19.78       6,161     0.91         4.49         177
   0.00         (0.13)       9.39   (1.72)      1,204     1.12+        6.91+        402
   0.00         (0.28)      11.64   13.01      25,589     1.68+        5.25+        111
   0.00         (0.56)      10.57   18.85       7,516     1.66         4.64         177
   0.00         (0.10)       9.39   (1.92)        454     1.87+        4.95+        402
   0.00         (0.28)      11.64   13.01      24,719     1.68+        5.19+        111
   0.00         (0.56)      10.57   18.86       7,258     1.66         4.64         177
   0.00         (0.10)       9.39   (1.83)        275     1.88+        5.52+        402
  $0.00        $(0.26)     $10.03    3.81%   $  4,073     0.96%+       5.37%+        69%
   0.00         (2.07)       9.92   11.21       6,816     0.95         5.88         369
   0.00         (0.62)      10.84    4.55       7,652     2.05+        5.60+        307
   0.00         (0.31)      10.96   15.01       7,360     1.27(e)      4.88(f)    1,246
   0.00         (0.23)      10.03    3.43       4,324     1.71+        4.62+         69
   0.00         (1.99)       9.92   10.39       4,473     1.70         5.12         369
   0.00         (0.58)      10.84    4.17       3,925     2.57+        4.22+        307
   0.00         (0.26)      10.96   14.54       3,240     2.49(e)      4.09(f)    1,246
   0.00         (0.23)      10.03    3.41       6,134     1.71+        4.61+         69
   0.00         (1.99)       9.92   10.39       6,096     1.70         5.12         369
   0.00         (0.58)      10.84    4.17       5,323     2.43+        4.14+        307
   0.00         (0.26)      10.96   14.54       3,459     2.49(e)      4.09(f)    1,246
  $0.00        $(0.28)     $10.95    4.64%   $ 22,389     0.95%+       5.55%+       161%
   0.00         (0.90)      10.74   12.14       9,582     0.95         5.88         280
   0.00         (0.05)      10.41   (1.21)        704     0.97+        4.95+        984
   0.00         (0.25)      10.95    4.32      17,229     1.70+        4.80+        161
   0.00         (0.81)      10.74   11.29      10,631     1.70         5.13         280
   0.00         (0.04)      10.41   (1.34)      1,221     1.75+        3.73+        984
   0.00         (0.24)      10.95    4.25      24,685     1.70+        4.80+        161
   0.00         (0.81)      10.74   11.29      17,080     1.70         5.13         280
   0.00         (0.04)      10.41   (1.32)      1,788     1.76+        4.09+        984

-------

 +Annualized.

(e)The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.

(f)The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.
                                                                   Prospectus 11

                 Net Asset              Net Realized   Total Income Dividends  Dividends in  Distributions Distributions
        Year or    Value      Net      and Unrealized  (Loss) from   from Net  Excess of Net   from Net    in Excess of
         Period  Beginning Investment  Gain (Loss) on   Investment  Investment  Investment     Realized    Net Realized
         Ended   of Period   Income     Investments     Operations    Income      Income     Capital Gains Capital Gains
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond
Fund
 Class A
 09/30/98*        $ 9.67     $ 0.39(+)     $(2.85)(+)     $(2.46)     $(0.39)     $ 0.00        $ 0.00        $ 0.00
 03/31/98(g)       10.00       0.44(+)      (0.18)(+)       0.26       (0.44)       0.00         (0.15)         0.00
 Class B
 09/30/98*          9.67       0.35(+)      (2.85)(+)      (2.50)      (0.35)       0.00          0.00          0.00
 03/31/98(g)       10.00       0.40(+)      (0.20)(+)       0.20       (0.38)       0.00         (0.15)         0.00
 Class C
 09/30/98*          9.67       0.35(+)      (2.85)(+)      (2.50)      (0.35)       0.00          0.00          0.00
 09/30/97(g)       10.00       0.38(+)      (0.18)(+)       0.20       (0.38)       0.00         (0.15)         0.00
High Yield Fund
 Class A
 09/30/98*        $11.66     $ 0.46(+)     $(0.51) (+)    $(0.05)     $(0.46)     $ 0.00        $ 0.00        $ 0.00
 03/31/98          11.10       0.93(+)       0.66  (+)      1.59       (0.94)       0.00          0.00         (0.09)
 03/31/97(a)       11.18       0.17         (0.05)          0.12       (0.20)       0.00          0.00          0.00
 Class B
 09/30/98*         11.66       0.41(+)      (0.50) (+)     (0.09)      (0.42)       0.00          0.00          0.00
 03/31/98          11.10       0.84(+)       0.66  (+)      1.50       (0.85)       0.00          0.00         (0.09)
 03/31/97(a)       11.18       0.15         (0.05)          0.10       (0.18)       0.00          0.00          0.00
 Class C
 09/30/98*         11.66       0.42(+)      (0.51) (+)     (0.09)      (0.42)       0.00          0.00          0.00
 03/31/98          11.10       0.85(+)       0.65  (+)      1.50       (0.85)       0.00          0.00         (0.09)
 03/31/97(a)       11.18       0.15         (0.05)          0.10       (0.18)       0.00          0.00          0.00
Municipal Bond Fund
 Class A
 09/30/98*        $ 9.97     $ 0.20(+)     $ 0.28 (+)     $ 0.48      $(0.20)     $ 0.00        $ 0.00        $ 0.00
 Class B
 09/30/98*          9.97       0.17(+)       0.27 (+)       0.44       (0.16)       0.00          0.00          0.00
 Class C
 09/30/98*          9.97       0.18(+)       0.27 (+)       0.45       (0.17)       0.00          0.00          0.00
Real Return Bond Fund
 Class A
 09/30/98*        $ 9.77     $ 0.27(+)     $ 0.15 (+)     $ 0.42      $(0.27)     $ 0.00        $ 0.00        $ 0.00
 03/31/98           9.93       0.40(+)       0.03 (+)       0.43       (0.42)      (0.03)        (0.14)         0.00
 03/31/97(h)       10.00       0.11(+)      (0.10)(+)       0.01       (0.08)       0.00          0.00          0.00
 Class B
 09/30/98*          9.77       0.23(+)       0.15 (+)       0.38       (0.23)       0.00          0.00          0.00
 03/31/98           9.93       0.33(+)       0.03 (+)       0.36       (0.36)      (0.02)        (0.14)         0.00
 03/31/97(h)       10.00       0.09         (0.10)         (0.01)      (0.06)       0.00          0.00          0.00
 Class C
 09/30/98*          9.77       0.24(+)       0.15 (+)       0.39       (0.24)       0.00          0.00          0.00
 03/31/98           9.93       0.35(+)       0.04 (+)       0.39       (0.38)      (0.03)        (0.14)         0.00
 03/31/97(h)       10.00       0.09         (0.10)         (0.01)      (0.06)       0.00          0.00          0.00
StocksPLUS Fund
 Class A
 09/30/98*        $14.06     $ 0.15(+)     $(1.15)(+)     $(1.00)     $(0.16)     $ 0.00        $ 0.00        $ 0.00
 03/31/98          11.46       1.66(+)       3.41 (+)       5.07       (1.38)       0.00         (1.09)         0.00
 03/31/97(b)       11.91      (0.10)        (0.20)         (0.30)      (0.15)       0.00          0.00          0.00
 Class B
 09/30/98*         14.01       0.10(+)      (1.15)(+)      (1.05)      (0.12)       0.00          0.00          0.00
 03/301/98         11.44       1.61(+)       3.35 (+)       4.96       (1.30)       0.00         (1.09)         0.00
 03/31/97(b)       11.91      (0.13)        (0.20)         (0.33)      (0.14)       0.00          0.00          0.00
 Class C
 09/30/98*         14.03       0.12(+)      (1.15)(+)      (1.03)      (0.13)       0.00          0.00          0.00
 03/31/98          11.45       1.64(+)       3.35 (+)       4.99       (1.32)       0.00         (1.09)         0.00
 03/31/97(b)       11.91      (0.12)        (0.20)         (0.32)      (0.14)       0.00          0.00          0.00

-------

 *Unaudited.

(g)  From commencement of operations, July 31, 1997.

(h)  From commencement of operations, January 29, 1997.

12 PIMCO Funds: Pacific Investment Management Series

                          Net Asset          Net Assets  Ratio of     Ratio of Net
Tax Basis                   Value               End     Expenses to    Investment     Portfolio
  Return        Total        End    Total    of Period    Average   Income to Average Turnover
of Capital  Distributions of Period Return    (000's)   Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------
  $0.00        $(0.39)     $ 6.82   (26.06)%  $    166     1.31%+          8.85%+        217%
   0.00         (0.59)       9.67     2.84         317     1.26            6.93          695
   0.00         (0.35)       6.82   (26.36)        122     2.08+           7.99+         217
   0.00         (0.53)       9.67     2.29         304     2.01            6.33          695
   0.00         (0.35)       6.82   (26.36)        148     2.08+           8.19+         217
   0.00         (0.53)       9.67     2.29         136     2.01            6.11          695
  $0.00        $(0.46)     $11.15    (0.47)%  $ 77,940     0.90%+          7.95%+         30%
   0.00         (1.03)      11.66    14.80      70,858     0.90            8.02           37
   0.00         (0.20)      11.10     1.06      28,873     0.92+           8.28+          67
   0.00         (0.42)      11.15    (0.84)    190,061     1.65+           7.19+          30
   0.00         (0.94)      11.66    13.94     156,099     1.65            7.27           37
   0.00         (0.18)      11.10     0.86      60,269     1.67+           7.52+          67
   0.00         (0.42)      11.15    (0.84)    286,704     1.65+           7.22+          30
   0.00         (0.94)      11.66    13.95     284,836     1.65            7.36           37
   0.00         (0.18)      11.10     0.88     205,297     1.68+           7.56+          67
  $0.00        $(0.20)     $10.25     4.85%   $  7,870     0.88%+          4.03%+         41%
   0.00         (0.16)      10.25     4.46       5,084     1.60+           3.30+          41
   0.00         (0.17)      10.25     4.58      37,626     1.35+           3.59+          41
  $0.00        $(0.27)     $ 9.92     4.32%   $    462     0.93%+          5.39%+        445%
   0.00         (0.59)       9.77     4.12         370     0.92            4.06          967
   0.00         (0.08)       9.93     0.15           1     0.90+           6.14+         160
   0.00         (0.23)       9.92     3.92       2,717     1.68+           4.59+         445
   0.00         (0.52)       9.77     3.50       1,496     1.67            3.32          967
   0.00         (0.06)       9.93    (0.08)        509     1.59+           3.43+         160
   0.00         (0.24)       9.92     4.05       1,950     1.43+           4.94+         445
   0.00         (0.55)       9.77     3.73         490     1.42            3.56          967
   0.00         (0.06)       9.93    (0.07)        148     1.62+           5.13+         160
  $0.00        $(0.16)     $12.90    (7.16)%  $ 81,735     1.05%+          2.16%+         63%
   0.00         (2.47)      14.06    47.07      62,970     1.05           13.34           30
   0.00         (0.15)      11.46    (2.59)      5,790     1.10+         (10.69)+         47
   0.00         (0.12)      12.84    (7.55)    146,790     1.80+           1.47+          63
   0.00         (2.39)      14.01    46.11      99,039     1.80           12.60           30
   0.00         (0.14)      11.44    (2.81)      8,281     1.88+         (15.13)+         47
   0.00         (0.13)      12.87    (7.39)    125,666     1.55+           1.74+          63
   0.00         (2.41)      14.03    46.38      96,960     1.55           12.85           30
   0.00         (0.14)      11.45    (2.71)     11,254     1.65+         (12.79)+         47

-------
 +Annualized.


                                                                   Prospectus 13

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.
               The investment objective of the Global Bond Fund II described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
               Specific portfolio securities eligible for purchase by the
             Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.
               In selecting securities for each Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular char-acteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.


Fixed        With the exception of the Strategic Balanced, Convertible Bond and
Income Fund StocksPLUS Funds, each remaining Fund (together, the "Fixed Income Descriptions Funds") differs from the others primarily in the length of the
             Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."
               The investment objective of the Money Market and Short-Term
             Funds is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be success-ful in doing so. The investment objective of the Real Return Bond
             Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment manage-ment.
             For a discussion of "real return," see "Total Return and Real
             Return," below. The investment objective of the Municipal Bond Fund is to seek high current income exempt from federal in-come tax, consistent with preservation of capital. Capital appre-ciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.
               Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper;
             mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, catastrophe bonds, and loan participations; delayed funding loans and revol-ving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and re-verse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other in-strumentalities; obligations of foreign govern-

14 PIMCO Funds: Pacific Investment Management Series
            ments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary ac-cording to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund and the Municipal Bond Fund, may invest all of its as-sets in derivative instruments or in mortgage- or asset-backed se-curities. Each of the Fixed Income Funds, except the Money Market Fund, may adhere to its investment policy by entering into a se-ries of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securi-ties in which it primarily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               Each of the Real Return Bond, Global Bond II, Foreign Bond, and
            Emerging Markets Bond Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Pro-spectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
               As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Emerging Markets Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may ad-versely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            Money Market Fund seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund may invest in the following: ob-ligations of the U.S. Government (including its agencies and in-strumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign com-mercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its to-tal assets in securities or obligations issued by U.S. banks.
               The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.

            Short-Term Fund invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Ratings Services ("S&P")) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in secu-rities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

                                                                   Prospectus 15

            Low Duration Fund invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            Total Return Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            Long-Term U.S. Government Fund invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will normally have a mini-mum average portfolio duration of eight years. For point of refer-ence, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk nor-mally associated with longer duration investments. The Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in se-curities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securi-ties rated Aa by Moody's or AA by S&P.

            Global Bond Fund II invests in a portfolio of fixed income securi-ties denominated in major currencies, baskets of foreign curren-cies (such as the ECU), and the U.S. dollar. Under normal circum-stances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three coun-tries (one of which may be the United States), which may be repre-sented by futures contracts (including related options) with re-spect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domes-tic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, de-termined by the Adviser to be of comparable quality). For informa-tion on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will nor-mally vary within a three- to seven-year time frame.

16 PIMCO Funds: Pacific Investment Management Series

              The Foreign Bond Fund differs from the Global Bond Fund II pri-
            marily in the extent to which assets are invested in the securi-ties of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be rele-vant.

            Foreign Bond Fund invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures con-tracts (including related options) with respect to such securi-ties, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Adviser to be of comparable quality). Securities rated below investment grade may sometimes be referred to as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to seven-year time frame.

            Emerging Markets Bond Fund invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that are eco-nomically tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Adviser's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.
               The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities mar-kets. However, the Adviser generally considers an emerging securi-ties market to be one located in any country that is defined as an emerging or developing economy by any of the following: the Inter-national Bank for Reconstruction and Development (i.e., the World
            Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund considers an issuer to be economically tied to a country if
            (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.
               The Fund emphasizes countries with relatively low gross na-
            tional product per capita and with the potential for rapid eco-
            nomic growth. The Adviser will select the Fund's country and cur-rency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal poli-cies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of polit-ical and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concen-trated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and In-vestment Techniques--Foreign Securities."

                                                                   Prospectus 17

               The Fund's investments in emerging market fixed income securi-
            ties may be represented by futures contracts (including related options) with respect to such securities, options on such securi-ties, equity securities (including common stocks) upon the conver-sion of convertible securities, or securities the return on which is derived primarily from emerging securities markets, when the Adviser deems it appropriate to do so.
               The Fund may invest substantially all of its assets in securi-
            ties rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of compa-rable quality). Such securities are sometimes referred to as "junk bonds." While these securities generally provide greater potential opportunity for capital appreciation and higher yields than in-vestments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Adviser seeks to reduce risk through diversification, credit analysis and atten-tion to current developments and trends in emerging market econo-mies and markets. The value of all fixed income securities, in-cluding those held by the Fund, can be expected to change in-versely with interest rates. For a further discussion of the spe-cial risks of investing in lower rated securities, see "Character-istics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

            High Yield Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular du-ration strategy. The Fund may invest in securities of foreign is-suers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. Securities rated below investment grade may sometimes be referred to as "junk bonds." For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securi-ties ("Junk Bonds")."

            Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital ap-preciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds gen-erally are issued by states and local governments and their agen-cies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may in-vest up to 20% of its net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the Munic-ipal Bond Fund will vary within a three- to ten-year time frame, based on the Adviser's forecast for interest rates.

               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated,

18 PIMCO Funds: Pacific Investment Management Series
            determined by the Adviser to be of comparable quality). For infor-mation on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Se-curities Ratings."

            Real Return Bond Fund invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies, (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).

               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

               In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately within the range of the average modi-fied real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

Stock and   Strategic Balanced Fund, as its investment objective, seeks to re-
Bond Fund   alize maximum total return, consistent with preservation of capi-
Description tal and prudent investment management. The Fund invests in the se-
            curities eligible for purchase by the StocksPLUS and Total Return
            Funds. The percentage of the Fund's assets invested in equity and fixed income exposure will vary in accordance with a methodology developed by the Adviser. The methodology is based upon the Advis-er's long-standing process of economic forecasting of business cy-cle stages and consideration of the risk and reward potential of equity and fixed income securities. The Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no as-surance that the Adviser's methodology for selecting the optimal blend of equity and fixed income exposure will be successful.

               Class A, Class B and Class C shares of the Strategic Balanced
            Fund are not offered as of the date of this Prospectus; however, investment opportunities in this Fund may be available in the future.

Convertible
Bond
Fund Description

            Convertible Bond Fund, as its investment objective, seeks to real-ize maximum total return, consistent with prudent investment man-agement. The Fund invests under normal circumstances at least 65% of its assets in a diversified portfolio of convertible securi-ties. Convertible securities include but are not limited to the following: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) com-mon stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may in-vest up to 35% of its assets in convertible securities that are rated below investment grade but rated Caa or higher by Moody's or CCC or higher by Standard & Poor's (or, if unrated, determined by the Adviser to be of comparable quality). The Fund may only invest up to 10% of its assets in convertible securities rated Caa or CCC (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also

                                                                   Prospectus 19
            invest up to 20% of its assets in securities denominated in for-eign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 35% of its assets in common stocks or in non-con-vertible securities eligible for purchase by the Fixed Income
            Funds.

               Class A, Class B and Class C shares of the Convertible Bond
            Fund are not offered as of the date of this Prospectus; however, investment opportunities in this Fund may be available in the fu-ture.


            StocksPLUS Fund, as its investment objective, seeks to achieve to-
Enhanced    tal return which exceeds the total return performance of the Stan-
Index       dard & Poor's 500 Composite Stock Price Index ("S&P 500").
Stock Fund StocksPLUS is the name of a proprietary portfolio management Description strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The
            Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio du-ration which is normally not expected to exceed one year. See "Ap-pendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests.
            Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity
            Futures Trading Commission ("CFTC"). From time to time, the Ad-viser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Secu-rities and Investment Techniques--Derivative Instruments."
               Assets of the StocksPLUS Fund not invested in equity securities may be invested in securities eligible for purchase by the Fixed
            Income Funds. The Fund may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality).
            In addition, the StocksPLUS Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. The Fund may also invest all of its assets in deriva-tive instruments, as described under "Characteristics of Securi-ties and Investment Techniques--Derivative Instruments." In addi-tion, the Fund may invest up to 20% of its assets in securities denominated in foreign currencies, may purchase and sell options and futures on foreign currencies, and may enter into forward for-eign currency contracts.

20 PIMCO Funds: Pacific Investment Management Series

               To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.


Total       The "total return" sought by certain of the Funds will consist of
Return and interest and dividends from underlying securities, capital appre-Real Return ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfo-lios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
            With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical
            U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a de-crease in value of inflation-indexed bonds.

                                                                   Prospectus 21

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.
               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Adviser determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Real Return Bond, Global Bond II, Foreign Bond and Emerging
            Markets Bond Funds are "non-diversified" for purposes of the In-vestment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its as-sets invested in the securities of a single issuer. As "non-diver-sified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occur-rence than a diversified portfolio might be.
               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

22 PIMCO Funds: Pacific Investment Management Series

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
Government the U.S. Government, its agencies or instrumentalities. The U.S. Securities Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the is-suer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are pur-chased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securi-ties of similar maturities. Custodial receipts issued in connec-tion with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond rep-resented by such receipt is a debt obligation of the U.S. Trea-sury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


Corporate   Corporate debt securities include corporate bonds, debentures,
Debt        notes and other similar corporate debt instruments, including con-
Securities  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk
            Bonds")."



Convertible Each Fund (except the Money Market and Municipal Bond Funds) may Securities invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. The con-vertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be con-verted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A convertible security en-titles the holder to receive interest or dividends until the con-vertible security matures or is redeemed, converted or exchanged.

               Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer

                                                                   Prospectus 23
            and/or general market and economic conditions. The income compo-nent of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See, "High Yield Securities ("Junk Bonds')."

               A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying asset, or sell it to a third party. If the issuer chooses to do so, it could force a Fund to convert or sell a security before the holder would otherwise choose, which may have an adverse effect on a Fund's ability to achieve its investment objectives.
               While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible securities to gain exposure to such investments.


Loan
Participations
and
Assignments
            Certain Funds may invest in fixed- and floating-rate loans ar-ranged through private negotiations between an issuer of debt in-struments and one or more financial institutions ("lenders"). Gen-erally, the Funds' investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.
               Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited marketability. If a Fund purchases a par-ticipation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lend-er.


Delayed     The Funds (except the PIMCO Money Market and Municipal Bond Funds)
Funding     may also enter into, or acquire participations in, delayed funding
Loans and   loans and revolving credit facilities. Delayed funding loans and
Revolving   revolving credit facilities are borrowing arrangements in which
Credit      the lender agrees to make loans up to a maximum amount upon demand
Facilities  by the borrower during a specified term. A revolving credit facil-
            ity differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These com-mitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise de-cide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).
               The Funds may acquire a participation interest in delayed fund-
            ing loans or revolving credit facilities from a bank or other fi-nancial institution. See "Loan Participations and Assignments."
            The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Variable
and         Variable and floating rate securities provide for a periodic ad-
Floating    justment in the interest rate paid on the obligations. The terms
Rate        of such obligations must provide that interest rates are adjusted
Securities  periodically based upon an interest rate adjustment index as pro-
            vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.

24 PIMCO Funds: Pacific Investment Management Series

               Each Fund may invest in floating rate debt instruments ("float-
            ers") and (except the Money Market and Municipal Bond Funds) en-gage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is de-termined by movements in the difference between the prices or in-terest rates, as the case may be, of the respective securities or currencies.
               Each Fund (except the Money Market Fund and the Municipal Bond
            Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater re-sets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate se-curity may exhibit greater price volatility than a fixed rate ob-ligation of similar credit quality. The Funds have adopted a pol-icy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.


Inflation-  Inflation-indexed bonds are fixed income securities whose princi-
Indexed     pal value is periodically adjusted according to the rate of infla-
Bonds       tion. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
               Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the fu-ture. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted prin-cipal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of re-turn coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equalling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation related bonds which may or may not provide a similar guar-antee. If such a guarantee of principal is not provided, the ad-justed principal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The
            CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
            Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the

                                                                   Prospectus 25
            real rate of inflation in the prices of goods and services. More-over, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

Mortgage-   Each of the Funds (except the Money Market, Municipal Bond and
Related And Convertible Bond Funds) may invest all of its assets in mortgage-
Other       or other asset-backed securities. The Convertible Bond Fund may
Asset-      invest up to 35% of its assets in such securities. The value of
Backed      some mortgage- or asset-backed securities in which the Funds in-
Securities  vest may be particularly sensitive to changes in prevailing inter-
            est rates, and, like the other investments of the Funds, the abil-ity of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

            Mortgage-Pass-Through Securities are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

26 PIMCO Funds: Pacific Investment Management Series

            Commercial Mortgage-Backed Securities include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed se-curities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the State-ment of Additional Information.

Municipal   The Municipal Bond Fund invests in Municipal Bonds which are gen-
Bonds       erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source. Lim-ited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Municipal Bond
            Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond
            Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds and participation interests.
              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

Repurchase For the purpose of achieving income, each of the Funds may enter Agreements into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

                                                                  Prospectus 27

Reverse     A reverse repurchase agreement involves the sale of a security by
Repurchase a Fund and its agreement to repurchase the instrument at a speci-Agreements, fied time and price. Under a reverse repurchase agreement, the
Dollar      Fund continues to receive any principal and interest payments on
Rolls, and the underlying security during the term of the agreement. The Fund Borrowings generally will segregate assets determined to be liquid by the Ad-
            viser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agree-ments and, to this extent, a reverse repurchase agreement (or eco-nomically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements other-wise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond
            Fund II) of such Fund's total assets. Apart from such transac-tions, a Fund will not borrow money, except for temporary adminis-trative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption re-quests (not for leverage) or for extraordinary or emergency pur-poses.

Loans of    For the purpose of achieving income, each Fund may lend its port-
Portfolio   folio securities to brokers, dealers, and other financial institu-
Securities  tions, provided:
                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
                (ii) the Fund may at any time call the loan and obtain the re-turn of the securities loaned;
                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
                (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond Fund II) of the total assets of the Fund.
            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


When-
Issued,     Each of the Funds may purchase or sell securities on a when-is-
Delayed     sued, delayed delivery, or forward commitment basis. These trans-
Delivery    actions involve a commitment by the Fund to purchase or sell secu-
And Forward rities for a predetermined price or yield, with payment and deliv-Commitment ery taking place more than seven days in the future, or after a Transactionsperiod longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has

28
   PIMCO Funds: Pacific Investment Management Series committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has seg-regated.
               When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other invest-ments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment pur-chases are outstanding, the purchases may result in a form of lev-erage.
               When the Fund has sold a security on a when-issued, delayed de-
            livery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the secu-rities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Short Sales Each of the Funds (except the High Yield and StocksPLUS Funds) may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long po-sitions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permis-sible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."


Foreign Each of the Funds (except the Long-Term U.S. Government and Munic-Securities ipal Bond Funds) may invest directly in fixed income securities of
            non-U.S. issuers. The Money Market and High Yield Funds may only invest in U.S. dollar-denominated fixed income securities of non-
            U.S. issuers. The Strategic Balanced, Convertible Bond and
            StocksPLUS Funds may invest directly in foreign equity securities.

               Except for the Emerging Markets Bond Fund, each of the Funds will concentrate its investments in securities of issuers based in developed countries. However, the Short-Term and Low Duration
            Funds may each invest up to 5% of its assets in securities of is-suers based in the emerging market countries in which the Emerging Markets Bond Fund may invest, and each of the remaining Fixed In-come Funds that may invest in foreign securities may invest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign
                                                                   Prospectus 29
            securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custo-dial fees than apply to domestic custodial arrangements and trans-action costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denomi-nated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds, and particularly the Emerging Markets
            Bond Fund, will invest in the securities of issuers based in coun-tries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries re-strict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced signifi-cant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political cri-sis could lead to price controls, forced mergers of companies, ex-propriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies;
            the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United
            States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

               Each of the Fixed Income Funds (except the Long-Term U.S. Gov-
            ernment and Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing com-mercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
            F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be col-lateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrange-ments or to requests for new credit, which may

30 PIMCO Funds: Pacific Investment Management Series

                 cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Addi-
                 tional Information.
                    Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-
                 mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-
                 quested to participate in the rescheduling of such debt and to ex-
                 tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
                    A Fund's investments in foreign currency denominated debt obli-
                 gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-
                 tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


Foreign Currency Foreign currency exchange rates may fluctuate significantly over
Transactions     short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the rela-
                 tive merits of investments in different countries, actual or per-
                 ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
                 For example, significant uncertainty surrounds the introduction of the euro (a common currency for the European Union) in January
                 1999 and its effect on the value of securities denominated in lo-
                 cal European currencies. These and other currencies in which the
                 Funds' assets are denominated may be devalued against the U.S.
                 dollar, resulting in a loss to the Funds.
                    All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-
                 ward basis to reduce the risks of adverse changes in foreign ex-
                 change rates. A forward foreign currency exchange contract in-
                 volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-
                 posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign cur-
                 rency would limit any potential gain which might be realized by a
                 Fund if the value of the hedged currency increases. A Fund may en-
                 ter into these contracts for the purpose of hedging against for-
                 eign exchange risk arising from the Fund's investment or antici-
                 pated investment in securities denominated in foreign currencies.
                 A Fund also may enter into these contracts for purposes of in-
                 creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures estab-
                 lished by the Board of Trustees, to cover its obligations under forward foreign currency exchange contracts entered into for non-
                 hedging purposes.
                    All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-
                 rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-
                 curities denominated in foreign currencies, except the Emerging
                 Markets Bond and Convertible Bond Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" be-
                 low and the Statement of Additional Information.

                                                                   Prospectus 31

High Yield      The High Yield Fund invests at least 65% of its assets, and the
Securities      Emerging Markets Bond Fund may invest up to 100% of its assets, in
("Junk Bonds")  fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Adviser to be of comparable quality). In addition, each of the Short-Term, Low Duration, Total Return,
                Global Bond II, Foreign Bond, Real Return Bond, Strategic Balanced
                and StocksPLUS Funds may invest up to 10% of its assets in such securities. The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P. The Convertible
                Bond Fund may invest up to 35% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Caa by
                Moody's or CCC by S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated lower than Baa by
                Moody's or lower than BBB by S&P are sometimes referred to as
                "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield se-
                curities before investing in these Funds.
                   Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
                   High yield securities may be more susceptible to real or per-
                ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-
                ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-
                kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-
                cally and in cash.
                   The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
                Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
                   The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The
                Adviser does not rely solely on credit ratings when selecting se-
                curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best inter-
                est of shareholders.

32 PIMCO Funds: Pacific Investment Management Series

               During the year ended March 31, 1998, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


              Fixed Income Securities Ratings

                                                          Below
           Fund                   Prime 1 Aaa  Aa    A   Prime 1 Baa  Ba    B
           --------------------------------------------------------------------
           Short-Term                17%   35%   2%  15%    16%    9%   6%   0%
           --------------------------------------------------------------------
           Low Duration               6    75    1    1      5     7    5    0
           --------------------------------------------------------------------
           Total Return              20    47    0   13      6     8    6    0
           --------------------------------------------------------------------
           Global Bond II            65    21    3    6      0     2    3    0
           --------------------------------------------------------------------
           Foreign Bond              54    31    4    2      1     2    6    0
           --------------------------------------------------------------------
           Emerging Markets Bond     16    14    0    0      0    18   47    5
           --------------------------------------------------------------------
           High Yield                 5     2    0    0      2     6   43   42
           --------------------------------------------------------------------
           Strategic Balanced        17    58    1    9      4     2    9    0
           --------------------------------------------------------------------
           StocksPLUS                26    38    1   10     11     7    7    0


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.


Derivative To the extent permitted by the investment objectives and policies Instruments of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund and the Municipal Bond Fund) also may enter into swap agreements with respect to foreign cur-rencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, for-eign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund and the Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each
            Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market Fund and the Municipal Bond Fund) may in-vest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other eco-nomic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
                                                                   Prospectus 33

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, mar-ket values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvanta-geous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in deriva-tive instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at or-dinary income tax rates) than if it had not used such instruments.

            Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less

34 PIMCO Funds: Pacific Investment Management Series
            than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the re-lated security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Fur-thermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-
            rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            Swap Agreements The Funds (except the Money Market Fund and the Municipal Bond Fund) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a stan-dard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on par-ticular predetermined investments or instruments, which may be ad-justed for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with re-spect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular in-terest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agree-ments include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the ex-tent that interest rates exceed a specified rate, or "cap"; inter-est rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the In-ternal Revenue Code may limit

                                                                   Prospectus 35
            the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential govern-ment regulation, could adversely affect a Fund's ability to termi-nate existing swap agreements or to realize amounts to be received under such agreements.

            Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the Money Market and Municipal Bond Funds) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in for-eign currency futures contracts and options thereon. The Municipal Bond Fund may purchase and sell futures contracts on U.S. Govern-ment securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. The Strategic Balanced, Convertible Bond and StocksPLUS Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


Hybrid      A hybrid instrument can combine the characteristics of securities,
Instruments futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.
            These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Un-der certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail signifi-

36 PIMCO Funds: Pacific Investment Management Series

                     cant market risks that are not associated with a similar invest-
                     ment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Ac-
                     cordingly, no Fund will invest more than 5% of its assets in hy-
                     brid instruments.
                        Certain issuers of structured products such as hybrid instru-
                     ments may be deemed to be investment companies as defined in the
                     1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940
                     Act.


Catastrophe Bonds    Each Fund (except the Money Market Fund) may invest in "catastro-
                     phe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contin-
                     gent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special pur-
                     pose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the ge-
                     ographic region and time period specified in a bond, a Fund in-
                     vesting in the bond may lose a portion or all of its principal in-
                     vested in the bond. If no trigger event occurs, the Fund will re-
                     cover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-
                     portfolio losses, industry indices, or readings of scientific in-
                     struments rather than specified actual losses. Often the catastro-
                     phe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain un-
                     anticipated risks including but not limited to issuer (credit) de-
                     fault, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
                        Catastrophe bonds are a relatively new type of financial in-
                     strument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid mar-
                     ket in these instruments will develop. See "Illiquid Securities"
                     below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.
                     Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.


Investment in        Each of the Funds may invest up to 10% of its total assets in se-
Investment           curities of other investment companies, such as closed-end manage-
Companies            ment investment companies, or in pooled accounts or other invest-
                     ment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


Portfolio Turnover   The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-
                     vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-
                     respondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securi-
                     ties and reinvestments in other securities. See "Management of the
                     Trust--Portfolio Transactions." Such sales may result in realiza-
                     tion of taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Tax-
                     es." The portfolio turnover rate for certain of the Funds is set forth under "Financial Highlights." The portfolio turnover rate for certain of the Funds, which offer Institutional or Administra-
                     tive Class shares, is incorporated by reference in the Statement of Additional Information.


Illiquid Securities  Each of the Funds may invest up to 15% of its net assets in illiq-
                     uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-
                     mined in good faith under the supervision of the Board of Trust-
                     ees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transac- tions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed

                                                                   Prospectus 37

                  of within seven days in the ordinary course of business at approx-
                  imately the amount at which a Fund has valued the securities. Il-
                  liquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid as-
                  sets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participa-
                  tion interests, fixed time deposits which are not subject to pre-
                  payment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which le-
                  gally or in the Adviser's opinion may be deemed illiquid (not in-
                  cluding securities issued pursuant to Rule 144A under the Securi-
                  ties Act of 1933 and certain commercial paper that Pacific Invest-
                  ment Management has determined to be liquid under procedures ap-
                  proved by the Board of Trustees).
                     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule
                  144A, others may be illiquid, and their sale may involve substan-
                  tial delays and additional costs.


Service Systems-- Many of the services provided to the Funds depend on the smooth
Year 2000 Problem functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
                  Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global markets or economies, generally.

                  Performance Information

                  From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-
                  mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
                  Performance information is computed separately for each Fund's
                  Class A, Class B and Class C shares in accordance with the formu-
                  las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-
                  tives and certain other expenses, it is expected that, under nor-
                  mal circumstances, the yield and the level of performance of a
                  Fund's Class B and Class C shares will be lower than that of the
                  Fund's Class A shares although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally ap-
                  plicable to an investment in Class A shares.
                     From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Yield quotations for the
                  Money Market Fund may include current yield and effective yield.
                  Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the sev-
                  en-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to cal-
                  culate current yield, but reflects the compounding effect on earn-
                  ings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment in-
                  come per share (as defined by the Securities and Exchange Commis-
                  sion) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period
                  ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Mu-
                  nicipal Bond Fund's Class A, Class B and Class C shares

38 PIMCO Funds: Pacific Investment Management Series
            may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax ex-empt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. For periods prior to the initial offer-ing date of a particular class of shares, total return presenta-tions for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect current sales charges (if any) of the newer class. The older class to be used in each case is set forth in the Statement of Additional In-formation. For these purposes, the performance of the older class will also be restated to reflect any different operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not re-stated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for pe-riods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an in-vestment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return, but that may be ad-justed to reflect the cumulative impact of alternative fee and ex-pense structures, such as the currently effective advisory and ad-ministrative fees for the Funds.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.
               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Cor-porate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advis-ers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and ex-penses. The Adviser may also report to shareholders or to the pub-lic in advertisements concerning the performance of the Adviser as adviser to clients other than the Trust, and on the comparative performance or standing of the Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any per-formance information, whether related to the Funds or to the Ad-viser, should be considered in light of the Funds' investment ob-jectives and policies, characteristics and quality of the Funds' portfolios, and the market conditions during the time period indi-cated, and should not be considered to be

                                                                   Prospectus 39
            representative of what may be achieved in the future. For a de-scription of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introduc-ing brokers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (the "account application") with pay-ment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).

               Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Class A, Class B and Class C shares of the Strategic Balanced and Convertible Bond Funds are not offered as of the date of this Prospectus; however, investment opportunities in these Funds may be available in the future. Shares may be purchased at a price equal to their net as-set value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "de-ferred sales charge alternative"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circum-stances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase pay-ments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value", the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase

40 PIMCO Funds: Pacific Investment Management Series

                   Arrangements" below. Persons selling Fund shares may receive dif-
                   ferent compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating bro-
                   kers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writ-
                   ing by an investor or broker-dealer.


Direct Investment  Investors who wish to invest in Class A, Class B or Class C shares of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-
                   chase, redemption, dividend reinvestment, exchange or transfer of
                   Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions"
                   below. Information regarding direct investment or any other fea-
                   tures or plans offered by the Trust may be obtained by calling the
                   Distributor at 1-800-426-0107 or by calling your broker.


Purchase by Mail   Investors who wish to invest directly may send a check payable to
                   PIMCO Funds Distributors LLC, along with a completed application form to:

                      PIMCO Funds Distributors LLC
                      P.O. Box 9688
                      Providence, RI 02940-9688

                      Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-
                   verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


Subsequent         Subsequent purchases of Class A, Class B or Class C shares can be
Purchases of       made as indicated above by mailing a check with a letter describ-
Shares             ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund.
                   All payments should be made payable to PIMCO Funds Distributors
                   LLC and should clearly indicate the shareholder's account number.
                   Checks should be mailed to the address above under "Purchase by
                   Mail."


Tax-Qualified      The Distributor makes available retirement plan services and docu-
Retirement Plans   ments for Individual Retirement Accounts (IRAs), including Roth
                   IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA accounts established with Form 5305-SIMPLE un-
                   der the Internal Revenue Code of 1986, as amended (the "Code").
                   These accounts include Simplified Employee Pension Plan (SEP) and
                   Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA
                   accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with
                   Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organiza-
                   tions.
                      The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k)
                   Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-
                   gate investments in the Trust, but are not subject to the small account fees described below that will apply to other plans. In-
                   vestors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who

                                                                   Prospectus 41

                maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial investment for all tax qualified plans (except for employer- sponsored plans, SIMPLE
                IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subse-quent investment is $100 and the minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.


PIMCO Funds     The PIMCO Funds Auto-Invest plan provides for periodic investments
Auto-Invest     into the shareholder's account with the Trust by means of auto-
                matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds
                Auto-Invest plan is $1,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are pur-
                chased through the plan. Further information regarding the PIMCO
                Funds Auto-Invest plan is available from the Distributor or par-
                ticipating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-In-
                vest application by calling the Distributor or your broker.


PIMCO Funds     The PIMCO Funds Auto-Exchange plan establishes regular, periodic
Auto-Exchange   exchanges from one Fund to another Fund or a series of PIMCO
                Funds: Multi-Manager Series which offers Class A, Class B or Class
                C shares. The plan provides for regular investments into a share-
                holder's account in a specific Fund by means of automatic ex-
                changes of a designated amount from another Fund account of the same class of shares and with identical account registration.
                   Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are pur-
                chased through the plan. Further information regarding the PIMCO
                Funds Auto-Exchange plan is available from the Distributor at1-
                800-426-0107 or participating brokers. You may enroll by complet-
                ing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."


PIMCO Funds     PIMCO Funds Fund Link ("Fund Link") connects your Fund account
Fund Link       with a bank account. Fund Link may be used for subsequent pur-
                chases and for redemptions and other transactions described under
                "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House
                ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 1-800-426-0107. All such calls will be re-
                corded. Fund Link is normally established within 45 days of re-
                ceipt of a Fund Link application by First Data Investor Services
                Group, Inc. (the "Transfer Agent"). The minimum investment by Fund
                Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regu-
                lar trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
                   Fund Link privileges must be requested on the account applica-
                tion. To establish Fund Link on an existing account, complete a
                Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-
                less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-
                plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the
                Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.

42 PIMCO Funds: Pacific Investment Management Series

Signature            When a signature guarantee is called for, the shareholder should
Guarantee            have "Signature Guaranteed" stamped under his signature and guar-
                     anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-
                     tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
                     The Distributor reserves the right to reject any signature guaran-
                     tee pursuant to its written signature guarantee standards or pro-
                     cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-
                     ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


Account Registration Changes in registration or account privileges may be made in writ-
Changes              ing to the Transfer Agent. Signature guarantees may be required.
                     See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

                         PIMCO Funds Distributors LLC
                         P.O. Box 9688
                         Providence, RI 02940-9688


Small Account Fee    Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16, paid to Pacific
                     Investment Management, the Funds' administrator, will automati-
                     cally be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Mi-
                     nors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. Effective April 1, 1999, except for prototype plans de-
                     scribed above, the fee will apply to employer-sponsored retirement accounts, Money Purchase and/or Profit Sharing plans, 401(k)
                     plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and
                     SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-
                     count of a shareholder if the aggregate value of all of the share-
                     holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-
                     visors and/or its affiliates.


Minimum Account      Due to the relatively high cost to the Funds of maintaining small
Size                 accounts, you are asked to maintain an account balance of at least the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the
                     Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-
                     ter giving you 60 days in which to increase your balance. Your ac-
                     count will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds
                     $50,000.

                     Alternative Purchase Arrangements

                     The Trust offers investors three classes of shares in this Pro-
                     spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-
                     penses. Through separate prospectuses, certain of the Funds offer up to three additional classes of shares, Class D, Institutional
                     Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class and Adminis-
                     trative Class shares are offered to pension and profit sharing plans, employee benefit plans, endowments, foundations, corpora-
                     tions and other high net worth individuals. Class D, Institutional
                     Class and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and
                     Class C shares. As a result of lower sales charges and/or operat-
                     ing expenses, Class D, Administrative Class and Institutional
                     Class shares are generally expected to achieve

                                                                   Prospectus 43
            higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 1-800-927-4648 (for Institutional and Administrative Classes) or 1-888-87-PIMCO (for Class D).
               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            Class A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            Class B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

            Class C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

44 PIMCO Funds: Pacific Investment Management Series

               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Multi-Manager Series accepted is $249,999. The maximum single purchase of Class C shares of the Trust and se-ries of PIMCO Funds: Multi-Manager Series accepted is $999,999. The Funds may refuse any order to purchase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            Waiver of Contingent Deferred Sales Charges The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer re-tirement plan in connection with termination of employment or ter-mination of the employer's plan and the transfer to another em-ployer's plan or to an IRA (with the exception of a Roth IRA);
            (iv) any partial or complete redemption following death or dis-ability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or ini-tial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment compa-ny, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions ef-fected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiducia-ry, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

                                                                   Prospectus 45

Initial Sales Charge  Class A shares are sold at a public offering price equal to their
Alternative --        net asset value per share plus a sales charge, as set forth below.
Class A Shares        As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 ($250,000 in the case of the
                      Short-Term Fund) or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% CDSC if they redeem such shares during the first 18 months after their pur-
                      chase.

                         Total Return, Long-Term U.S. Government, Global Bond II, Foreign
                         Bond, Emerging Markets Bond, High Yield, Strategic Balanced and
                         Convertible Bond Funds

                                              Sales Charge                    Discount or
                                              as % of Net  Sales Charge       Commission to
                         Amount of            Amount       as % of the Public Dealers as % of
                         Purchase             Invested     Offering Price     Public Offering Price
                         --------------------------------------------------------------------------
                         $0 - $49,999         4.71%        4.50%              4.00%
                         --------------------------------------------------------------------------
                         $50,000 - $99,999    4.17%        4.00%              3.50%
                         --------------------------------------------------------------------------
                         $100,000 - $249,999  3.63%        3.50%              3.00%
                         --------------------------------------------------------------------------
                         $250,000 - $499,999  2.56%        2.50%              2.00%
                         --------------------------------------------------------------------------
                         $500,000 - $999,999  2.04%        2.00%              1.75%
                         --------------------------------------------------------------------------
                         $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)

                         Low Duration, Municipal Bond, Real Return Bond and StocksPLUS
                         Funds

                                              Sales Charge                    Discount or
                                              as % of Net  Sales Charge       Commission to
                         Amount of            Amount       as % of the Public Dealers as % of
                         Purchase             Invested     Offering Price     Public Offering Price
                         --------------------------------------------------------------------------
                         $0 - $49,999         3.09%        3.00%              2.50%
                         --------------------------------------------------------------------------
                         $50,000 - $99,999    2.56%        2.50%              2.00%
                         --------------------------------------------------------------------------
                         $100,000 - $249,999  2.04%        2.00%              1.75%
                         --------------------------------------------------------------------------
                         $250,000 - $499,999  1.52%        1.50%              1.25%
                         --------------------------------------------------------------------------
                         $500,000 - $999,999  1.27%        1.25%              1.00%
                         --------------------------------------------------------------------------
                         $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)


                         Short-Term Fund

                                              Sales Charge                    Discount or
                                              as % of Net  Sales Charge       Commission to
                         Amount of            Amount       as % of the Public Dealers as % of
                         Purchase             Invested     Offering Price     Public Offering Price
                         --------------------------------------------------------------------------
                         $0 - $49,999         2.04%        2.00%              1.75%
                         --------------------------------------------------------------------------
                         $50,000 - $99,999    1.78%        1.75%              1.50%
                         --------------------------------------------------------------------------
                         $100,000 - $249,999  1.52%        1.50%              1.25%
                         --------------------------------------------------------------------------
                         $250,000+            0.00%(/1/)   0.00%(/1/)         0.25%(/2/)

                         1. As shown, investors that purchase more than $1,000,000 of any
                         Fund's Class A shares ($250,000 in the case of the Short-Term
                         Fund) will not pay any initial sales charge on such purchase. How-
                         ever, except with regard to purchases of Class A shares of the
                         Money Market Fund, purchasers of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value"
                         where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent De-
                         ferred Sales Charges" above. See "Class A Deferred Sales Charge"
                         below.

                         2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 ($250,000 in the case of the Short-Term
                         Fund) or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in
                         "Sales at Net Asset Value") of each of the Funds except for the
                         Money Market Fund (for which no payment is made) and the Short-
                         Term Fund, according to the following schedule: 0.50% of the first
                         $2,000,000 and 0.25% of amounts over $2,000,000; and 0.25% of sales of Class A shares of the Short-Term Fund in excess of
                         $250,000.

46 PIMCO Funds: Pacific Investment Management Series

               No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.
               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            Combined Purchase Privilege Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Multi-Manager Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:
                (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;
                (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
                (iii) a single purchase for the employee benefit plans of a single employer.
            For further information, call the Distributor at 1-800-426-0107 or your broker.

            Cumulative Quantity Discount (Right of Accumulation) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i)   the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
              For example, if you owned Class A shares of the Total Return
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Global Bond Fund II worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.00% rate applicable to a single $55,000 purchase of shares of the Global Bond Fund II, rather than the 4.50% rate.

            Letter of Intent An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible

                                                                   Prospectus 47

            PIMCO Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offer-ing price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Let-ter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Global Bond Fund II worth $30,000 (for a total of $60,000), it will only be neces-sary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market
            Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Money Market, Short-Term, Low Duration, Real Return Bond, Municipal Bond and StocksPLUS Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

            Reinstatement Privilege A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption pro-ceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net as-set value next determined. See "How Net Asset Value is Deter-mined." A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are rein-vested in shares of the same Fund within 30 days. The reinstate-ment privilege may be utilized by a shareholder only once, irre-spective of the number of shares redeemed, except that the privi-lege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified re-tirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the in-vestor's broker.

            Sales at Net Asset Value Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Ad-viser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Multi-Manager Series, a registered investment com-pany for which PIMCO Advisors L.P., an affiliate of the Adviser, acts as

48 PIMCO Funds: Pacific Investment Management Series
            investment adviser, (c) current registered representatives and other full-time employees of participating brokers or such per-sons' spouses or for trust or custodial accounts for their minor children, (d) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations, or charitable organizations, the trustee, admin-istrator, fiduciary, broker, trust company or registered invest-ment adviser for which has an agreement with the Distributor with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their accounts(s) or IRAs (with the exception of Roth IRAs), (e) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or deal-ers are paid a single, inclusive fee for brokerage and investment management services, (f) client accounts of broker-dealers or reg-istered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products or programs, and (g) ac-counts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) in this paragraph.

            Notification of Distributor An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            Class A Deferred Sales Charge For all Funds except the Money Mar-ket Fund, investors who purchase $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (and, thus, pur-chase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not ap-ply to investors purchasing $1,000,000 or more of any Fund's Class A shares ($250,000 in the case of the Short-Term Fund) if such in-vestors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC does not apply to Class A shares of the Money
            Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            Participating Brokers Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently
                                                                   Prospectus 49

                      establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no informa-
                      tion with respect to or control over accounts of specific share-
                      holders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addi-
                      tion, certain privileges with respect to the purchase and redemp-
                      tion of shares or the reinvestment of dividends may not be avail-
                      able through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing in-
                      cluding, without limitation, transfers of registration and divi-
                      dend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
                      This Prospectus should be read in connection with such firms' ma-
                      terial regarding their fees and services.


Deferred Sales        Class B shares are sold at their current net asset value without
Charge Alternative -- any initial sales charge. The full amount of an investor's pur-
Class B Shares        chase payment will be invested in shares of the Fund(s) selected.
                      A CDSC will be imposed on Class B shares of all Funds if an in-
                      vestor redeems an amount which causes the current value of the in-
                      vestor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the re-
                      investment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-
                      count above the amount of purchase payments subject to the CDSC.
                         Class B shares of the Money Market and Short-Term Funds are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below.
                      Class B shares are not available for purchase by employer spon-
                      sored retirement plans.
                         Whether a CDSC is imposed and the amount of the CDSC will de-
                      pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-
                      ject to the CDSC according to the following schedule:

                      Year Since Purchase   Percentage Contingent
                      Payment was Made      Deferred Sales Charge
                      -------------------------------------------
                      First                 5%
                      -------------------------------------------
                      Second                4
                      -------------------------------------------
                      Third                 3
                      -------------------------------------------
                      Fourth                3
                      -------------------------------------------
                      Fifth                 2
                      -------------------------------------------
                      Sixth                 1
                      -------------------------------------------
                      Seventh               0*

                     *After the seventh year, Class B shares convert into Class A shares as described below.

                         In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-
                      est purchase payment from which a redemption or exchange has not already been fully effected.
                         The following example will illustrate the operation of the
                      Class B CDSC:
                         Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund (except the Money
                      Market and Short-Term Funds) and that six months later the value of the investor's account for that Fund has grown through invest-
                      ment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 mi-
                      nus $10,000) without incurring a CDSC. If the investor should re-
                      deem $3,000, a CDSC would be imposed on $2,000 of the redemption
                      (the amount by which the investor's account for the Fund was re-
                      duced below the amount of the purchase payment). At the rate of
                      5%, the Class B CDSC would be $100.

50 PIMCO Funds: Pacific Investment Management Series

                         In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class
                      B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-
                      ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
                         Class B shares are subject to higher distribution fees than
                      Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
                         For sales of Class B shares made and services rendered to Class
                      B shareholders, the Distributor intends to make payments to par-
                      ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-
                      tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-
                      ticipating broker which obtains purchase orders in amounts exceed-
                      ing thresholds established from time to time by the Distributor.
                         The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-
                      rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-
                      426-0107.


Asset Based Sales     Class C shares are sold at their current net asset value without
Charge Alternative -- any initial sales charge. A CDSC is imposed on Class C shares of
Class C Shares        all Funds if an investor redeems an amount which causes the cur-
                      rent value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, ex-
                      cept that no CDSC is imposed if the shares redeemed have been ac-
                      quired through the reinvestment of dividends or capital gains dis-
                      tributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
                         Whether a CDSC is imposed and the amount of the CDSC will de-
                      pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-
                      ject to the CDSC according to the following schedule:

                     Year Since Purchase   Percentage Contingent
                     Payment was Made      Deferred Sales Charge
                     -------------------------------------------
                     First                   1
                     -------------------------------------------
                     Thereafter              0


                         In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-
                      liest purchase payment (from which a redemption or exchange has not already been effected).
                         The following example will illustrate the operation of the
                      Class C CDSC:
                         Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-
                      tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
                         In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class
                      C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-
                      ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-
                      tomatically convert to any other class of shares of the Funds.

                                                                   Prospectus 51

               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds except the Money Market, Short-Term, Low Duration, Mu-nicipal Bond, Real Return Bond and StocksPLUS Funds. For the Low Duration, Municipal Bond, Real Return Bond and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short-Term Fund, the Distributor expects to make payments of .55% (represent-ing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic pur-chases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Dis-tributor will pay an additional amount of up to .50% of the pur-chase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an ac-count with identical registration on the basis of their respective net asset values (except that a sales charge will apply on ex-changes of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase). Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series which offers such classes (except for the Opportunity Fund if a restriction applies) of PIMCO Funds:
            Multi-Manager Series (including the PIMCO Funds Asset Allocation Series portfolios, which are so-called "funds-of-funds" portf-olios), an affiliated mutual fund family composed primarily of eq-uity portfolios managed by the subsidiary partnerships of PIMCO Advisors L.P. Class A shares of the Money Market Fund may be ex-changed for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges. All other ex-changes, including exchanges from PIMCO Funds Asset Allocation Se-ries portfolios into the Funds or series of PIMCO Funds: Multi-Manager Series are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Ex-change plan. An exchange will constitute a taxable sale for fed-eral income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-9688 or, un-less the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Dis-tributor at 1-800-426-0107. The Trust will employ reasonable pro-cedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-9688, or by use of forms which are available from the Distributor. A

52 PIMCO Funds: Pacific Investment Management Series
            signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust re-serves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges character-istic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the in-vestor purchases shares of a particular Fund, subsequently ex-changes these shares for shares of a different Fund and then ex-changes back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally pur-chased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of ter-minating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance no-tice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 1-800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund, Class A shares purchased in a transaction that would otherwise be subject to the Class A CDSC (i.e., most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" above.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.
               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


                                                                   Prospectus 53

Direct Redemption   A shareholder's original account application permits the share-
                    holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-
                    tions) and to elect one or more of the additional redemption pro-
                    cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-
                    ditional redemption options, only by transmitting a written direc-
                    tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
                       Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or
                    Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-
                    ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests    To redeem shares in writing (whether or not represented by certif-
                    icates), a shareholder must send the following items to the Trans-
                    fer Agent, First Data Investor Services Group, Inc., P.O. Box
                    9688, Providence, RI 02940-9688.
                        (1) a written request for redemption signed by all registered owners exactly as the account is registered on the
                            Transfer Agent's records, including fiduciary titles, if
                            any, and specifying the account number and the dollar
                            amount or number of shares to be redeemed;
                        (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share
                            certificate or accompanying stock power, if required, as
                            described under "How to Buy Shares--Signature Guarantee";
                        (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                        (4) any additional documents which may be required by the
                            Transfer Agent for redemption by corporations,
                            partnerships or other organizations, executors,
                            administrators, trustees, custodians or guardians, or if
                            the redemption is requested by anyone other than the
                            shareholder(s) of record.

                       Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account.
                    To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer
                    Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
                       If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the
                    Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-
                    tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to
                    $2,500 by a trustee of a qualified retirement plan, the adminis-
                    trator for which has an agreement with the Distributor.


Telephone           The Trust accepts telephone requests for redemption of shares for
Redemptions         amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemp-
                    tion will be sent to the record shareholder at his record address.
                    Changes in account information must be made in a written authori-
                    zation with a signature guarantee. See "How to Buy Shares--Signa-
                    ture Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-
                    dress. This redemption option does not apply to shares held in broker "street name" accounts.
                       By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-
                    able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemp-

54 PIMCO Funds: Pacific Investment Management Series

                  tion requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to uti-
                  lize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirma-
                  tions of such transactions and will record telephone instructions.

                     A shareholder making a telephone redemption should call the
                  Distributor at 1-800-426-0107 and state (i) the name of the share-
                  holder as it appears on the Transfer Agent's records, (ii) his ac-
                  count number with the Trust, (iii) the amount to be withdrawn and
                  (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00
                  p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemp-
                  tion is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests"
                  above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


Fund Link         If a shareholder has established Fund Link, the shareholder may
Redemptions       redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-
                  plication by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsi-
                  ble to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third busi-
                  ness day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be re-
                  deemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to re-
                  deem shares held in certificated form. Changes in bank account in-
                  formation must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How
                  to Buy Shares-- PIMCO Funds Fund Link" for information on estab-
                  lishing the Fund Link privilege. The Trust may terminate the Fund
                  Link program at any time without notice to shareholders. This re-
                  demption option does not apply to shares held in broker "street name" accounts.


PIMCO Funds       PIMCO Funds Automated Telephone System ("ATS") is an automated
Automated         telephone system that enables shareholders to perform a number of
Telephone System  account transactions automatically using a touch-tone telephone.
                  ATS may be used on already-established Fund accounts after you ob-
                  tain a Personal Identification Number (PIN) by calling the special
                  ATS number: 1-800-223-2413.
                  Purchasing Shares. You may purchase shares in amounts up to
                  $100,000 by telephone by calling 1-800-223-2413. You must have es-
                  tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
                  Exchanging Shares. With the PIMCO Funds Exchange Privilege, you
                  can exchange shares automatically by telephone from your Fund Link
                  Account to another PIMCO Funds account you have already estab-
                  lished by calling 1-800-223-2413. Please refer to "Exchange Privi-
                  lege" below for details.

                                                                   Prospectus 55

                        Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-
                        rectly to your Fund bank account. Please refer to "How to Redeem"
                        below for details.

Expedited Wire          If a shareholder has given authorization for expedited wire re-
Transfer Redemptions    demption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Re-
                        quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-
                        mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
                        Delivery of the proceeds of a wire redemption request may be de-
                        layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-
                        tion is on file, the Trust will honor requests by any person iden-
                        tifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The
                        Trust cannot be responsible for the efficiency of the Federal Re-
                        serve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsi-
                        ble for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-
                        lege. Shares purchased by check may not be redeemed by wire trans-
                        fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-
                        rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
                        To change the name of the single bank account designated to re-
                        ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
                        LLC, P.O. Box 9688, Providence, RI 02940-9688. See "How to Buy
                        Shares-- Signature Guarantee." This redemption option does not ap-
                        ply to shares held in broker "street name" accounts.


Certificated Shares     To redeem shares for which certificates have been issued, the cer-
                        tificates must be mailed to or deposited with the Trust, duly en-
                        dorsed or accompanied by a duly endorsed stock power or by a writ-
                        ten request for redemption. Signatures must be guaranteed as de-
                        scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-
                        counts, such as corporations, custodians (e.g., under the Uniform
                        Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-
                        tered, including indication of any special capacity of the regis-
                        tered owner.


Automatic               An investor who owns or buys shares of a Fund having a net asset
Withdrawal Plan         value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
                        Plan Application from the Distributor or your broker. If an Auto-
                        matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-
                        holder or to an address other than the address of record, a signa-
                        ture guarantee is required. See "How to Buy Shares--Signature
                        Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value.
                        Shares in a plan account are then redeemed at net asset value
                        (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Au-
                        tomatic Withdrawal Plan. See "Alternative Purchase Arrangements--
                        Waiver of Contingent Deferred Sales Charges."
                           Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-
                        ment selected by the shareholder. The Transfer Agent may acceler-
                        ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-
                        ciary, except in the case of a profit-sharing or pension plan where

56 PIMCO Funds: Pacific Investment Management Series
            payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaran-teed annuity or actual yield of income to the investor. The re-demption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdraw-als in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The main-tenance of an Automatic Withdrawal Plan concurrently with pur-chases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumu-lation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to partici-pating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating bro-kers, certain banks and other financial intermediaries in connec-tion with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional com-pensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating bro-kers and other financial intermediaries are compensated by an ad-vance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Class A Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net as-sets attributable to Class A shares):


                                     Servicing
              Fund                   Fee
              --------------------------------
              All Funds except the
               Money Market Fund     .25%
              --------------------------------
              Money Market Fund*     .10%


            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding .20% if the Distributor ceases to voluntarily waive any portion of the fee.
                                                                   Prospectus 57

            Class B Distribution and Servicing Fees As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of the Trust and, in con-nection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):


                         Servicing Distribution
              Fund       Fee       Fee
              ---------------------------------
              All Funds  .25%      .75%

            Class C Distribution and Servicing Fees As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and, in con-nection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares):


                                Servicing Distribution
              Fund              Fee       Fee
              ----------------------------------------
              Total Return,
                Long-Term U.S.
                Government,
                Global
                Bond  II,
                Foreign
                Bond, Emerging
                Markets Bond,
                High Yield,
                Strategic
                Balanced and
                Convertible
                Bond Funds       .25%      .75%
              ----------------------------------------
              Low Duration,
                Municipal Bond,
                Real Return
                Bond and
                StocksPLUS
                Funds*           .25%      .50%
              ----------------------------------------
              Short-Term Fund*   .25%      .30%
              ----------------------------------------
              Money Market
               Fund*             .10%      .00%

            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .75% per annum with respect to the distribution fee on shares of the Low Duration and Money Market Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. With respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of .20% if the Distributor ceases to voluntarily waive any portion of the fee. With respect to the distribution fee on shares of each of the Short-Term, Real Return Bond, Municipal Bond and StocksPLUS Funds, such fee is subject to an increase to a rate of .75% if the Distributor ceases to voluntarily waive any portion of the fee.

               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its pred-ecessors in their periodic review of the Distribution and Servic-ing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distribu-tor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide

58 PIMCO Funds: Pacific Investment Management Series
            information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribu-tion or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              Class A Shares

                                    Servicing
                                    Fee(/1/)
              -------------------------------
              All Funds except the
               Money Market Fund     .25%
              -------------------------------
              Money Market Fund      .10%



              Class B Shares(/2/)

                        Servicing
                        Fee
              -------------------
              All Funds  .25%



              Class C Shares--purchased on or after 7/1/91(/3/)

                               Servicing Distribution
                               Fee(/1/)  Fee(/1/)
              ---------------------------------------
              Total Return,
               Long-Term U.S.
               Government,
               Global Bond II,
               Foreign Bond,
               Emerging
               Markets Bond,
               High Yield,
               Strategic
               Balanced and
               Convertible
               Bond Funds       .25%     .65%
              ---------------------------------------
              Low Duration,
               Municipal Bond,
               Real Return
               Bond and
               StocksPLUS
               Funds            .25%      .45%
              ---------------------------------------
              Short-Term Fund   .25%      .25%
              ---------------------------------------
              Money Market
               Fund             .10%      .00%



              Class C Shares--purchased before 7/1/91

                                     Servicing
                                     Fee(/1/)
              --------------------------------
              All Funds except the
               Money Market Fund     .25%
              --------------------------------
              Money Market Fund      .10%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

                                                                   Prospectus 59

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as adminis-trator) may also pay participating brokers and other intermediar-ies for transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C Shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connec-tion with the servicing of shareholders of the Funds and the main-tenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1998, such expenses were approximately $2,927,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan, $12,538,000 in excess of payments under the Funds' Class B Distri-bution and Servicing Plan, and $222,000 in excess of payments un-der the Funds' Class C Distribution and Servicing Plan.

            How Net Asset Value Is Determined

            The net asset value per share of each of Class A, Class B, and Class C is determined once each day as of 4:00 p.m., Eastern time, or as of such other time designated by the New York Stock Exchange as the close of public trading for that day ("closing"). Net asset value per share of a class is determined by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on any day on which the New York Stock Exchange is closed.

               In determining their daily net asset values, the Funds use price data obtained from the Exchange that the Funds believe to be representative of the current market value of securities held by the Funds as of the time selected by the Funds for the calculation of net asset value. Such price data is typically transmitted to the Funds soon after 4:00 p.m. Eastern time, and typically re-flects last quoted prices for securities as of the close of public trading on the Exchange on that day. Such prices may not reflect later adjustments to securities prices made after the close of public trading, due to unanticipated delays in order processing, late settlements between dealers and other Exchange members, or after-hours trading of the same securities conducted on other ex-changes. The Funds have determined that it is not practical to postpone the daily calculation of net asset value to account for such post-closing adjustments. For U.S.-traded securities, the Funds therefore intend to use prices quoted as of 4:00 p.m. East-ern time for all securities in their portfolios regardless of the impact of any post-closing adjustments, as long as, in the view of the Funds, such prices represent the current market value of such securities as of the time selected by the Funds for the calcula-tion of net asset value.
               The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assum-ing a constant accretion of a discount or amortization of a pre-mium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market val-ue. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for

60 PIMCO Funds: Pacific Investment Management Series
            most securities traded over-the-counter, at the mean between rep-resentative bid and asked quotations obtained from a quotation re-porting system or from established market makers. Fixed income se-curities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into ac-count appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturi-ty, type of issue, trading characteristics, and other market data.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less may be valued at current mar-ket value or at amortized cost, when the Board of Trustees deter-mines that amortized cost is their fair value. Certain fixed in-come securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are compa-rable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds, dividends are declared daily from net in-vestment income to shareholders of record at the close of the pre-vious business day, and distributed to shareholders monthly. The Strategic Balanced, Convertible Bond and StocksPLUS Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust or a series of PIMCO
            Funds: Multi-Manager Series as described below, at net asset val-ue, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their par-ticipating broker). If a shareholder has elected to receive divi-dends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the share-holder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund until such shareholder is located. Dividends paid by each Fund with

                                                                   Prospectus 61
            respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested divi-dends.
               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or a se-ries of PIMCO Funds: Multi-Manager Series (including any PIMCO
            Funds Asset Allocation Series portfolio) which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the ac-count application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 1-800-426-0107. For further information on this option, contact your broker or call the Distributor at 1-800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends or dividends that represent a return of capital to share-holders, as ordinary income.
               Dividends designated by a Fund as capital gain dividends de-
            rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in Octo-ber, November or December of a calendar year are taxable to share-holders (who are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may generally exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiv-ing tax-exempt income. In addition, certain exempt-interest divi-dends could, as discussed below, cause certain shareholders to be-come subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.
               To the extent that dividends paid to shareholders by the Munic-
            ipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, sub-ject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities (for example, interest on FNMA and GNMA Certificates) is generally not so ex-empt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The federal

62 PIMCO Funds: Pacific Investment Management Series
            exemption for "exempt-interest dividends" attributable to Munici-pal Bonds does not necessarily result in exemption of such divi-dends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.
               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code af-fect the tax treatment of distributions from the Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the Code, for corporations, al-ternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earn-ings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased li-ability under) the alternative minimum tax.
               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.
               Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which it accrues. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advanta-geous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts dis-tributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a partic-ular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                                                                   Prospectus 63

                   Management of the Trust

                   The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R.
                   Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and
                   William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of
                   Additional Information under the heading "Management--Trustees and
                   Officers."


Investment Adviser Pacific Investment Management serves as investment adviser ("Ad-
                   viser") to the Funds pursuant to an investment advisory contract.
                   The Adviser is an investment management company founded in 1971, and had approximately $158 billion in assets under management as of December 31, 1998.
                      Pacific Investment Management is a subsidiary of PIMCO Advisors
                   L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. PIMCO
                   Partners, G.P. is
                   a general partnership between PIMCO Holding LLC, a Delaware lim-
                   ited liability company and an indirect wholly-owned subsidiary of
                   Pacific Life Insurance Company, and PIMCO Partners LLC, a Califor-
                   nia limited liability company controlled by the current Managing
                   Directors and two former Managing Directors of Pacific Investment
                   Management. PIMCO Partners, G.P. is the sole general partner of
                   PIMCO Advisors Holdings L.P. Pacific Investment Management's ad-
                   dress is 840 Newport Center Drive, Suite 300, Newport Beach, Cali-
                   fornia 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.
                      The Adviser manages the investment and reinvestment of the as-
                   sets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-
                   lio Transactions" in the Statement of Additional Information.

64 PIMCO Funds: Pacific Investment Management Series

               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                           Portfolio Manager and Business
           Fund                            Experience (past five years)
           -------------------------------------------------------------------------
           Money Market Fund               Leslie Barbi, Senior Vice President,
                                           Pacific Investment Management. As a
                                           Fixed Income Portfolio Manager for
                                           Pacific Investment Management since
                                           1993, Ms. Barbi has managed assets
                                           for various institutional accounts,
                                           and has managed the Money Market Fund
                                           since November 1, 1995.
           -------------------------------------------------------------------------
           Short-Term Fund                 William H. Gross, Managing Director,
           Low Duration Fund               Pacific Investment Management. A
           Total Return Fund               Fixed Income Portfolio Manager, Mr.
           Strategic Balanced Fund         Gross is one of the founders of Pa-
           StocksPLUS Fund                 cific Investment Management and has
                                           managed the Total Return and Low Du-
                                           ration Funds since their inception,
                                           May 11, 1987. Mr. Gross is the leader
                                           of the team which has managed the
                                           Short-Term, Strategic Balanced and
                                           StocksPLUS Funds since January 6,
                                           1998.
           -------------------------------------------------------------------------
           Long-Term U.S. Government       Pasi Hamalainen, Executive Vice Pres-
           Fund                            ident, Pacific Investment Management.
                                           As a Fixed Income Portfolio Manager
                                           for Pacific Investment Management
                                           since 1994, Mr. Hamalainen has man-
                                           aged assets for various institutional
                                           accounts, and has managed the Long-
                                           Term U.S. Government Fund since July
                                           1, 1997. Prior to joining Pacific In-
                                           vestment Management in 1994, Mr.
                                           Hamalainen, held a fellowship at The
                                           Wharton School and assisted in teach-
                                           ing the MBA program and the Aresty
                                           Institute of Executive Education.
           -------------------------------------------------------------------------
           Global Bond Fund II             Lee R. Thomas, III, Managing Director
           Foreign Bond Fund               and Senior International Portfolio
                                           Manager, Pacific Investment Management.
                                           As a Fixed Income Portfolio Manager for
                                           Pacific Investment Management since
                                           1995, Mr. Thomas has managed assets
                                           for various institutional accounts,
                                           and has managed the Foreign Bond Fund
                                           since July 13, 1995, and the Global
                                           Bond Fund II since October 1, 1995.
                                           Prior to joining Pacific Investment
                                           Management in 1995, Mr. Thomas was
                                           associated with Investcorp as a mem-
                                           ber of the management committee re-
                                           sponsible for global securities and
                                           foreign exchange trading.
           -------------------------------------------------------------------------
           Emerging Markets Bond Fund      Michael J. Rosborough, Senior Vice
                                           President, Pacific Investment Manage-
                                           ment. As a Fixed Income Portfolio Manager
                                           for Pacific Investment Management since
                                           1994, Mr. Rosborough has managed assets
                                           for various institutional accounts, and
                                           has managed the Emerging Markets Bond
                                           and Emerging Markets Bond II Funds
                                           since their inception on August 1,
                                           1997 and April 3, 1998, respectively.
                                           Prior to joining Pacific Investment
                                           Management in 1994, Mr. Rosborough
                                           was associated with RBC Dominion in
                                           Tokyo as a Vice President and Manager
                                           in foreign fixed income.
           -------------------------------------------------------------------------
           High Yield Fund                 Benjamin Trosky, Managing Director,
                                           Pacific Investment Management. A
                                           Fixed Income Portfolio Manager, Mr.
                                           Trosky joined Pacific Investment
                                           Management in 1990 and has managed
                                           the High Yield Fund since its incep-
                                           tion, December 16, 1992.
           -------------------------------------------------------------------------
           Municipal Bond Fund             Benjamin Ehlert, Executive Vice Pres-
                                           ident, Pacific Investment Management.
                                           As a Fixed Income Portfolio Manager
                                           for Pacific Investment Management
                                           since 1986, Mr. Ehlert has managed
                                           assets for various institutional ac-
                                           counts, and has managed the PIMCO Mu-
                                           nicipal Bond Fund since its inception
                                           on December 31, 1997.
           -------------------------------------------------------------------------
           Real Return Bond Fund           John Brynjolfsson, Vice President,
                                           Pacific Investment Management. As a
                                           FixedIncome Portfolio Manager for Pacific
                                           Investment Management since 1989,
                                           Mr. Brynjolfsson has managed assets
                                           for various institutional accounts,
                                           and has managed the Real Return Bond
                                           Fund since its inception, January 29,
                                           1997.
           -------------------------------------------------------------------------
           Convertible Bond Fund           Sandra K. Durn, Vice President, Pa-
                                           cific Investment Management. A Con-
                                           vertible Bond Portfolio Manager,
                                           Ms. Durn joined Pacific Investment
                                           Management in 1999 to manage the Con-
                                           vertible Bond Fund. Prior to joining
                                           Pacific Investment Management in
                                           1999, Ms. Durn was associated with
                                           Nicholas-Applegate Capital Management
                                           where she was a Convertible Securi-
                                           ties Portfolio Manager from 1995 to
                                           1999, and a Quantitative Analyst
                                           since 1994.




                                                                   Prospectus 65

Prior
Performance As portfolio manager for the PIMCO Convertible Bond Fund, Ms. Durn
of          is primarily responsible for the day-to-day management of the
Portfolio   Fund's portfolio. Prior to joining PIMCO, Ms. Durn served as the
Manager for portfolio manager of the Nicholas-Applegate Convertible Fund (the Convertible "N-A Fund") from December 1, 1996 through February 28, 1999, and
Bond Fund   during that time had full discretionary authority over the selec-
            tion of investments for the N-A Fund. The N-A Fund has substan-tially similar investment policies, strategies and objectives as those of the PIMCO Convertible Bond Fund. The N-A Fund offers three retail classes, as well as two institutional classes. On
            February 28, 1999, the N-A Fund had approximately $295.5 million in total net assets.

               Average annual total returns of Class A, Class B and Class C of the N-A Fund for the one-year period ended December 31, 1998 and for the entire period during which Ms. Durn managed the N-A Fund, compared with the performance of the CS First Boston Convertible Index, were:

                                                       N-A Fund                   CS First
                                      -------------------------------------------  Boston
                                      Class A(a) Class A(b) Class B(c) Class C(c) Index(d)
                                      ---------- ---------- ---------- ---------- --------
              One-year (ended
              12/31/98)                 20.80%     14.46%     16.21%     20.07%     6.55%
              Ms. Durn's N-A Fund Ten-
              ure (December 1, 1996
              through February 28,
              1999)                     19.76%     16.92%     18.10%     19.02%     9.75%

            (a) Average annual total return at net asset value excluding sales load.

            (b) Average annual total return at public offering price,
                reflecting maximum sales load of 5.25%, changes in share prices and reinvestment of dividends and distributions during the period, net of fund expenses.

            (c) Average annual total return at public offering price,
                reflecting changes in share prices and reinvestment of dividends and distributions during the period, net of fund expenses.

            (d) The CS First Boston Index is an unmanaged market-weighted index representing the universe of convertible securities, whether they are convertible preferred stocks or convertible bonds. It reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect deductions for advisory fees, brokerage commissions or markups, or other expenses of investing.

               The N-A Fund's Lipper Analytical Services, Inc. rankings for the one-year period ended December 31, 1998 and for the period Ms. Durn managed the Fund were:

            Lipper Rankings -- Convertible Stock Fund Category (a)

            One-year (ended 12/31/98)                     3 out of 58 funds
            Ms. Durn's N-A Fund Tenure (December 1, 1996  3 out of 42 funds through February 28, 1999)

            (a) Lipper is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is not indicative of future returns. Rankings reflect Class A.

               Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific funda-mentals of portfolio securities. For the periods shown above, the expenses of the N-A Fund were higher than the anticipated expenses of the PIMCO Convertible Bond Fund. Expense levels will affect a fund's performance. The PIMCO Convertible Bond Fund and the N-A Fund are separate funds and the historical performance of the N-A Fund is not indicative of the potential performance of the PIMCO Convertible Bond Fund. Data regarding the N-A Fund is for informa-tional purposes only and PIMCO Funds has no affiliation with and is not endorsed by the N-A Fund.

66 PIMCO Funds: Pacific Investment Management Series

Fund Administrator     Pacific Investment Management also serves as administrator for the
                       Funds' Class A, Class B and Class C shares pursuant to an adminis-
                       tration agreement with the Trust. Pacific Investment Management provides administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and ac-
                       counting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the
                       Funds' shareholders and regulatory filings. Pacific Investment
                       Management may also retain certain of its affiliates to provide certain of these services. In addition, Pacific Investment Manage-
                       ment, at its own expense, arranges for the provision of legal, au-
                       dit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
                          The Funds (and not Pacific Investment Management) are responsi-
                       ble for the following expenses: (i) salaries and other compensa-
                       tion of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific
                       Investment Management or its subsidiaries or affiliates; (ii)
                       taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-
                       rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific In-
                       vestment Management or the Trust, and any counsel retained exclu-
                       sively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accor-
                       dance with generally accepted accounting principles; and (viii)
                       any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to re-
                       view and approval by the Trustees.


Advisory and           The Funds feature fixed advisory and administrative fee rates. For
Administrative Fees    providing investment advisory and administrative services to the
                       Funds as described above, Pacific Investment Management receives monthly fees from each Fund at an annual rate (i) based on the av-
                       erage daily net assets of the Fund for advisory fees and, (ii) at-
                       tributable in the aggregate to the Fund's Class A, Class B and
                       Class C shares for administrative fees, as follows:


                                                  Advisory
                         Fund                                   Fee Rate
                         -----------------------------------------------------
                         Money Market Fund                      .15%
                         -----------------------------------------------------
                         Strategic Balanced, Convertible Bond
                          and StocksPLUS Funds                  .40%
                         -----------------------------------------------------
                         Emerging Markets Bond Fund             .45%
                         -----------------------------------------------------
                         All other Funds                        .25%



                                                            Administrative
                         Fund                                   Fee Rate
                         -----------------------------------------------------
                         Money Market, Short-Term and Munici-
                          pal Bond Funds                        .35%
                         -----------------------------------------------------
                         Global Bond II and Foreign Bond Funds  .45%
                         -----------------------------------------------------
                         Emerging Markets Bond Fund             .55%
                         -----------------------------------------------------
                         All other Funds                        .40%

                          Both the investment advisory contract and administration agree-
                       ment with respect to Class A, Class B and Class C shares of the
                       Funds may be terminated by the Trustees at any time on 60 days'
                       written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Fol-
                       lowing the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be
                       terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advi-
                       sory contract will continue from year to year if approved by the
                       Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Funds will continue from year-to-year if approved by the
                       Trustees.


                                                                   Prospectus 67

Portfolio              Pursuant to the advisory contract, the Adviser places orders for
Transactions           the purchase and sale of portfolio investments for the Funds' ac-
                       counts with brokers or dealers selected by it in its discretion.
                       In effecting purchases and sales of portfolio
                       securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the
                       Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker ef-
                       fecting the transaction.
                          The Adviser manages the Funds without regard generally to re-
                       strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-
                       eral tax laws. The use of certain derivative instruments with rel-
                       atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income secu-
                       rities does not generally involve the payment of brokerage commis-
                       sions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Pro-
                       spectus is set forth under "Financial Highlights."
                          Some securities considered for investments by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment pol-
                       icies of a Fund and one or more of these clients served by the Ad-
                       viser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions en-
                       tered into on behalf of other clients of the Adviser so long as price and transaction expenses are averaged either for that trans-
                       action or for the day.

                       Description of the Trust

Capitalization         The Trust was organized as a Massachusetts business trust on Feb-
                       ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
                          Under Massachusetts law, shareholders could, under certain cir-
                       cumstances, be held personally liable for the obligations of the
                       Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-
                       vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-
                       tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-
                       stances in which such disclaimer is inoperative or the Trust it-
                       self is unable to meet its obligations, and thus should be consid-
                       ered remote.

Multiple Classes       In addition to Class A, Class B and Class C shares, certain Funds
Of Shares              also offer Class D, Institutional Class and Administrative Class shares through separate prospectuses. See "Alternative Purchase
                       Arrangements." These other classes of shares of the Funds may have different sales charges and expense levels, which will affect per-
                       formance accordingly. This Prospectus relates only to the Class A,
                       Class B and Class C shares of the Funds.
Voting
                       Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of
                       Trust states they may be entitled to vote. The Trust is not re-
                       quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or
                       Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights"
                       in the Statement of Additional Information.

68 PIMCO Funds: Pacific Investment Management Series

               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of March 10, 1999, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Combined Master Retirement Trust (Dallas, Texas) with respect to the Money Market Fund; Canterbury/Uniform Code Council (Pittsburgh, Pennsylvania) with respect to the Global Bond Fund II; Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Foreign Bond Fund; Pacific Investment Management Company (Newport Beach, California) with respect to the Emerging Markets Bond Fund; and California Community Foundation (Los Angeles, California) and Carpenter Health and Security Trust of Washington (Seattle, Washington) with respect to the Strategic Balanced Fund. To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 1-800-227-
            7337 if additional shareholder reports are desired.
                                                                   Prospectus 69

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advis-er.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

70 PIMCO Funds: Pacific Investment Management Series

                     Appendix B
                     Description of Securities Ratings

                     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a
                     Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their com-
                     parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-
                     ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-
                     vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality).
                     The percentage of a Fund's assets invested in securities in a par-
                     ticular rating category will vary. Following is a description of
                     Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors    Corporate and Municipal Bond Ratings
Service, Inc.           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are pro-
                     tected by a large or by an exceptionally stable margin and princi-
                     pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-
                     pair the fundamentally strong position of such issues.
                        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-
                     curities.
                        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-
                     tions. Factors giving security to principal and interest are con-
                     sidered adequate but elements may be present that suggest a sus-
                     ceptibility to impairment sometime in the future.
                        Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
                        Ba: Bonds which are rated Ba are judged to have speculative el-
                     ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-
                     erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
                        B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-
                     riod of time may be small.
                        Caa: Bonds which are rated Caa are of poor standing. Such is-
                     sues may be in default or there may be present elements of danger with respect to principal or interest.
                        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
                        C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-
                     pects of ever attaining any real investment standing.
                        Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
                     neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-
                     dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                                   Prospectus 71

                     Corporate Short-Term Debt Ratings
                     Moody's short-term debt ratings are opinions of the ability of is-
                     suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-
                     nity are excluded unless explicitly rated.
                        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
                        PRIME-1: Issuers rated Prime-1 (or supporting institutions)
                     have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-
                     ployed; conservative capitalization structure with moderate reli-
                     ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-
                     tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
                        PRIME-2: Issuers rated Prime-2 (or supporting institutions)
                     have a strong ability for repayment of senior short-term debt ob-
                     ligations. This will normally be evidenced by many of the charac-
                     teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
                     Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
                        PRIME-3: Issuers rated Prime-3 (or supporting institutions)
                     have an acceptable ability for repayment of senior short-term ob-
                     ligations. The effect of industry characteristics and market com-
                     positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-
                     tion measurements and may require relatively high financial lever-
                     age. Adequate alternate liquidity is maintained.
                        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's    Corporate and Municipal Bond Ratings

Ratings Services
                     Investment Grade
                        AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
                     pacity to pay interest and repay principal is extremely strong.
                        AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
                        A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
                        BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-
                     pacity to pay interest and repay principal for debt in this cate-
                     gory than in higher-rated categories.

                     Speculative Grade
                     Debt rated BB, B, CCC, CC, and C is regarded as having predomi-
                     nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
                        BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-
                     certainties or exposure to adverse business, financial, or eco-
                     nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

72 PIMCO Funds: Pacific Investment Management Series

               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            Commercial Paper Rating Definitions
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                                                   Prospectus 73

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.

74 PIMCO Funds: Pacific Investment Management Series

                    ------------------------------------------------------------------------------------------
PIMCO Funds:        INVESTMENT ADVISOR AND ADMINISTRATOR
Pacific Investment
Management Series   Pacific Investment Management Company, 840 Newport Center Drive, Suite 300,
                    Newport Beach, CA 92660
                    ------------------------------------------------------------------------------------------
                    DISTRIBUTOR

                    PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902
                    ------------------------------------------------------------------------------------------
                    CUSTODIAN

                    Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
                    ------------------------------------------------------------------------------------------
                    SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

                    First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-9688
                    ------------------------------------------------------------------------------------------
                    INDEPENDENT ACCOUNTANTS

                    PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
                    ------------------------------------------------------------------------------------------
                    LEGAL COUNSEL

                    Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006-2401
                    ------------------------------------------------------------------------------------------
                    For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at http://www.pimcofunds.com.

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
The information in this Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Supplement is not an offer to sell securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.
+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                  SUBJECT TO COMPLETION, DATED APRIL 2, 1999

              PIMCO FUNDS: Pacific Investment Management Series
                              CLASS J AND CLASS K

                         Supplement dated June __, 1999
 to the Institutional Class and Administrative Class Prospectus dated June __,
                                      1999

This Supplement describes two additional classes of shares of each series ("Funds") of PIMCO Funds: Pacific Investment Management Company (the "Trust"), Class J and Class K, and supplements certain information regarding the Funds in the Prospectus dated June __, 1999. The caption headings used in this Supplement correspond to those used in the Prospectus. Class J and Class K shares may be offered or sold only outside of the United States, and this information does not constitute an offer of Class J and Class K shares to any person who resides within the United States.

Class J and Class K shares are available for the following Funds: Short-term, Low Duration, Low Duration II, Total Return, Total Return II, High Yield, Global Bond, Foreign Bond, Strategic Balanced, StocksPLUS.

                               PROSPECTUS SUMMARY

The section "Prospectus Summary" is supplemented as follows:

                               Purchase Of Shares

     This Prospectus also describes Class J and Class K shares of the Funds. Class J and Class K shares are offered in Japan solely to Japanese investors. Class J shares are offered primarily through Japanese broker dealers, and Class K shares are offered primarily through Japanese banks or other Japanese financial institutions (together with broker dealers, "Japanese financial intermediaries"). The minimum initial investment in Class J and Class K shares is 100 shares. For Class J shares and Class K shares, each Fund pays services and/or distribution fees to Japanese financial intermediaries for services provided to shareholders.

                           Redemptions and Exchanges

     Shares of Class J and Class K may be exchanged for shares of the same class of any other Fund.

                              EXPENSE INFORMATION

The section "Expense Information" is supplemented as follows:

Shareholder Transaction Expenses:                    Class J    Class K
     Sales Load Imposed on Purchases                 3.50%      2.50%
     Sales Load Imposed on Reinvested Dividends      None       None


     Redemption Fee                                  None       None
     Exchange Fee                                    None       None

Annual Fund Operating Expenses (as a percentage of average daily net assets):

                                          Advisory Fee          Administrative        12b-1 (Service)        Total
Class J Share                             Fee                   Fee                   Fee(1)                 Expenses

Short-Term                                 .25%                  .25%                  .70%                  1.20%
Low Duration                               .25%                  .25%                  .70%                  1.20%
Low Duration II                            .25%                  .25%                  .70%                  1.20%
Total Return                               .25%                  .25%                  .70%                  1.20%
Total Return II                            .25%                  .25%                  .70%                  1.20%
High Yield                                 .25%                  .25%                  .70%                  1.20%
Global Bond                                .25%                  .30%                  .70%                  1.25%
Foreign Bond                               .25%                  .25%                  .70%                  1.20%
Strategic Balanced                         .40%                  .25%                  .70%                  1.35%
StocksPLUS                                 .40%                  .25%                  .70%                  1.35%

                                          Advisory Fee          Administrative        12b-1 (Service)        Total
Class K Shares                            Fee                   Fee                   Fee(1)                 Expenses

Short-Term                                 .25%                  .25%                 1.00%                   1.50%
Low Duration                               .25%                  .25%                 1.00%                   1.50%
Low Duration II                            .25%                  .25%                 1.00%                   1.50%
Total Return                               .25%                  .25%                 1.00%                   1.50%
Total Return II                            .25%                  .25%                 1.00%                   1.50%
High Yield                                 .25%                  .25%                 1.00%                   1.50%
Global Bond                                .25%                  .30%                 1.00%                   1.55%
Foreign Bond                               .25%                  .25%                 1.00%                   1.50%
Strategic Balanced                         .40%                  .25%                 1.00%                   1.65%
StocksPLUS                                 .40%                  .25%                 1.00%                   1.65%


(1) 12b-1 fees which equal or are less than .25% represent servicing fees which are paid to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. Due to the 12b-1 (service) fee, a Class J or Class K shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.


Example of Fund Expenses:

     You would pay the following expenses on a $1000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

Class J Shares                          1 year           3 years           5 years         10 years
Short-Term                                    $47                 $72             $ 99           $175
Low Duration                                  $47                 $72             $ 99           $175
Low Duration II                               $47                 $47             $ 47           $175
Total Return                                  $47                 $72             $ 99           $175
Total Return II                               $47                 $72             $ 99           $175
High Yield                                    $47                 $72             $ 99           $175
Global Bond                                   $47                 $73             $101           $181
Foreign Bond                                  $47                 $72             $ 99           $175
Strategic Balanced                            $48                 $76             $106           $192
StocksPLUS                                    $48                 $76             $106           $192

          Class K Shares                1 year           3 years           5 years         10 years
Short-Term                                    $40                 $71             $105           $200
Low Duration                                  $40                 $71             $105           $200
Low Duration II                               $40                 $71             $105           $200
Total Return                                  $40                 $71             $105           $200
Total Return II                               $40                 $71             $105           $200
High Yield                                    $40                 $71             $105           $200
Global Bond                                   $40                 $73             $107           $205
Foreign Bond                                  $40                 $71             $165           $200
Strategic Balanced                            $41                 $76             $112           $216
StocksPLUS                                    $41                 $76             $112           $216

                            MANAGEMENT OF THE TRUST

The section "Management of the Trust" is supplemented as follows:

Service and Distribution Fees

     The Trust has adopted a distribution and servicing plan with respect to each of the Class J and Class K shares of each Fund ("Class J-K Plans"). Under the terms of each Class J-K Plan, the Trust is permitted to reimburse, out of the average daily net assets for a particular Fund attributed to that class, in an amount up 0.70% for Class J shares or 1.00% for Class K shares on an annual basis, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services, and to reimburse certain other related expenses. Fees paid pursuant to either Plan, in an amount up to 0.25% on an annual basis of the average daily net assets of that Class, may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc.

     The Class J-K Plans are adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class J and Class K shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale in Japan of Class J or Class K shares respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class J or Class K shares, printing of prospectuses and reports for other than existing Class J or Class K shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class J and Class K shares of the Trust, may be spent by the Distributor on personal services rendered to Class J and Class K shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to Class J or Class K shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class J shares or Class K shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

     Class J or Class K shares purchased may be subject to additional fees other than those described herein imposed by financial intermediaries. Such financial intermediaries are responsible for transmitting a schedule of any such fees and any additional information regarding conditions of purchases or redemptions to their customers.

                               PURCHASE OF SHARES

The section "Purchase of Shares" is supplemented as follows:

     Each Fund also offers its shares in two additional classes: Class J and Class K. This Prospectus also relates to Class J and Class K shares, of the Funds.

     Class J and Class K shares are offered solely in Japan to Japanese investors. Class J shares are offered primarily through Japanese broker-dealers and Class K shares are offered primarily through Japanese banks and other Japanese financial institutions. Each Fund pays service and/or distribution fees to such Japanese financial intermediaries for services provided to shareholders of these classes.

     The minimum initial investment for Class J and Class K shares is 100 shares.

Initial Investment

     An account in Class J and Class K shares may be opened by completing and signing a Client Registration Application as provided by your Japanese financial intermediary.

Additional Investments

     Additional investments in Class J and Class K shares may be made at any time at the relevant net asset value for a particular class by contacting your Japanese financial intermediary. The minimum additional investment is 10 shares.

Other Purchase Information

     Class J and Class K shares are qualified and registered for sale solely to Japanese investors in Japan. These classes are not available for purchase in the United States, and information regarding Class J and Class K shares does not constitute an offer or sale to any person residing in the United States.

                              REDEMPTION OF SHARES

The section "Redemption of Shares" is supplemented as follows:

Class J and Class K Redemptions

     Redemptions of Class J and Class K shares may only be made through your Japanese financial intermediaries, subject to conditions established by such intermediaries.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The section "Dividends, Distributions And Taxes" is supplemented as follows:

     Dividends from net investment income with respect to Class J and Class K shares will be lower than those paid with respect to Institutional Class shares and Administrative Class shares, reflecting the payment of higher service and distribution fees by those classes.

Taxation of Japanese Shareholders

     Withholding of Income Tax on Dividends Paid on Class J or Class K shares:
Under the 1972 Convention and U.S. federal tax law, dividends paid on Class J or Class K shares beneficially held by a person who is a resident of Japan, and not a citizen or resident of the United States, or by a Japanese corporation (a "Japanese beneficial holder") are, in general, subject to withholding of U.S. federal income tax at a rate of 15% of the gross dividend. However, if a Japanese beneficial holder has a permanent establishment in the United States, and the Class J or Class K shares held by such Japanese beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the Japanese beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of the Fund's shares: Under the 1972 Convention and U.S. federal tax law, a Japanese beneficial holder of Class J or Class K shares is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the Japanese beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A Japanese beneficial holder of Class J or Class K shares may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a Japanese individual who is a beneficial holder of Class J or Class K shares, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of Japan and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of Class J or Class K shares by a Japanese beneficial holder.

     The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a Japanese investor in Class J or Class K shares qualifies as a Japanese beneficial holder under U.S. domestic tax law and the 1972 Convention.

                               OTHER INFORMATION

The section "Other Information" is supplemented as follows:

Multiple Classes of Shares

     In addition to Institutional Class, Administrative Class, Class J and Class K shares, certain Funds also offer Class A, Class B, Class C and Class D shares through separate prospectuses. This Prospectus relates only to the Institutional Class, Administrative Class, Class J and Class K shares of the Funds.

                                   #  #  #  #

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.
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                  SUBJECT TO COMPLETION, DATED APRIL 2, 1999

                                 PIMCO Funds:
                     Pacific Investment Management Series

                      Statement of Additional Information


  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of twenty-seven separate investment portfolios (the "Funds"): the PIMCO Money Market Fund; the PIMCO Short-Term Fund; the PIMCO Low Duration Fund; the PIMCO Low Duration Fund II; the PIMCO Low Duration Fund III; the PIMCO Low Duration Mortgage Fund; the PIMCO Moderate Duration Fund; the PIMCO Real Return Bond Fund; the PIMCO Total Return Fund; the PIMCO Total Return Fund II; the PIMCO Total Return Fund III; the PIMCO Total Return Mortgage Fund; the PIMCO Commercial Mortgage Securities Fund; the PIMCO High Yield Fund; the PIMCO Long-Term U.S. Government Fund; the PIMCO Long Duration Fund; the PIMCO Global Bond Fund; the PIMCO Global Bond Fund II; the PIMCO Foreign Bond Fund; the PIMCO International Bond Fund; the PIMCO Emerging Markets Bond Fund; the PIMCO Emerging Markets Bond Fund II; the PIMCO Municipal Bond Fund; the PIMCO Strategic Balanced Fund; the PIMCO Convertible Bond Fund; the PIMCO StocksPLUS Fund; and the PIMCO StocksPLUS Short Strategy Fund. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts.

  The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. Each Fund offers up to eight classes of shares, offered through four Prospectuses. Class A, Class B, and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," and Institutional Class and Administrative Class shares of the Funds are offered through the "Institutional Prospectus", each dated dated June 1, 1999, Class D shares of certain Funds are offered through the "Class D Prospectus," dated August 1, 1998, and Class A shares of the Total Return Fund also are offered through a separate prospectus, dated December 11, 1998, each as amended or supplemented from time to time (collectively, the "Prospectuses"). A copy of each Prospectus may be obtained free of charge at the address and telephone number listed below. Additionally, Class J and Class K shares for certain Funds are offered solely to Japanese investors in Japan. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

                                         Class A, B and C Prospectus
     Institutional Prospectus:           and Class D Prospectus:

     PIMCO Funds                         PIMCO Funds Distributors LLC
     840 Newport Center Drive            2187 Atlantic Street
     Suite 300                           Stamford, Connecticut 06902
     Newport Beach, California 92660     Telephone:  (800) 426-0107
     Telephone: (800) 927-4648 (Current Shareholders)
                (800) 800-0952 (New Accounts)

June 1, 1999

                               TABLE OF CONTENTS

                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES.........................................    1
     Borrowing.............................................................    1
     Corporate Debt Securities.............................................    2
     Participation on Creditors Committees.................................    3
     Mortgage-Related and Other Asset-Backed Securities....................    4
     Foreign Securities....................................................    8
     Foreign Currency Transactions.........................................    9
     Foreign Currency Exchange-Related Securities..........................   11
     Bank Obligations......................................................   12
     Loan Participations...................................................   13
     Delayed Funding Loans and Revolving Credit Facilities.................   14
     Short Sales...........................................................   15
     Derivative Instruments................................................   15
     Warrants to Purchase Securities.......................................   22
     Illiquid Securities...................................................   22
     Municipal Bonds.......................................................   23
     Social Investment Policies............................................   25
INVESTMENT RESTRICTIONS....................................................   25
     Fundamental Investment Restrictions...................................   25
     Non-Fundamental Investment Restrictions...............................   28
     Non-Fundamental Operating Policies Relating to the
       Sale of Shares of PIMCO Total Return Fund in Japan..................   30
MANAGEMENT OF THE TRUST....................................................   31
     Trustees and Officers.................................................   31
     Compensation Table....................................................   35
     Investment Adviser....................................................   36
     Fund Administrator....................................................   38
DISTRIBUTION OF TRUST SHARES...............................................   41
     Distributor and Multi-Class Plan......................................   41
     Contingent Deferred Sales Charge and Initial
       Sales Charge........................................................   42
     Distribution and Servicing Plans for Class A,
       Class B and Class C Shares..........................................   43
     Distribution and Administrative Services Plans
       for Administrative Class Shares.....................................   48
     Plan for Class D Shares...............................................   49
     Distribution and Servicing Plan for Class J
       Shares and Class K Shares...........................................   51
     Purchases, Exchanges and Redemptions..................................   51
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................   53
     Investment Decisions..................................................   53
     Brokerage and Research Services.......................................   53
     Portfolio Turnover....................................................   54

NET ASSET VALUE...........................................................    55
TAXATION..................................................................    55
     Distributions........................................................    57
     Sales of Shares......................................................    58
     Backup Withholding...................................................    58
     Options, Futures and Forward Contracts, and Swap
       Agreements.........................................................    58
     Short Sales..........................................................    59
     Passive Foreign Investment Companies.................................    59
     Foreign Currency Transactions........................................    60
     Foreign Taxation.....................................................    60
     Original Issue Discount and Market Discount..........................    60
     Other Taxation.......................................................    61
OTHER INFORMATION.........................................................    62
     Capitalization.......................................................    62
     Performance Information..............................................    62
     Potential College Cost Table.........................................    70
     Voting Rights........................................................    73
     The Reorganization of the PIMCO Money Market and
       Total Return II Funds..............................................    98
     The Reorganization of the PIMCO Global Bond Fund II..................    98
     Code of Ethics.......................................................    98
     Year 2000 Compliance Efforts.........................................    99
     Custodian, Transfer Agent and Dividend Disbursing Agent..............   100
     Independent Accountants..............................................   100
     Counsel..............................................................   100
     Registration Statement...............................................   100
     Financial Statements.................................................   101

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

Borrowing

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages;
(2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Services ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal
 . . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

Participation on Creditors Committees

     A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the

Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

     All Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage and Total Return Mortgage Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each of the Fixed Income Funds (except the PIMCO Low Duration II, Total Return II, Long-Term U.S. Government and Municipal Bond Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.
Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Each of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar.
In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM ("CEWsSM") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLsSM") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPsSM") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     Each Fund (except the PIMCO Money Market, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities, High Yield and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, Low Duration Mortgage, Total Return Mortgage, Commercial Mortgage Securities, High Yield and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Each Fund (except the PIMCO Municipal Bond Fund) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Delayed Funding Loans and Revolving Credit Facilities

The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

Short Sales

     Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

Derivative Instruments

     In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the PIMCO Money Market and Municipal Bond Funds) also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market, as specified for that Fund in the Prospectuses. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.
The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the

Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the PIMCO Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined below). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Funds (except the PIMCO Money Market and Municipal Bond Funds) may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Municipal Bonds

     It is a policy of the PIMCO Municipal Bond Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). The Fund may invest up to 10% of its net assets in Municipal Bonds rated in the fifth highest rating category by Moody's or S&P, or unrated obligations determined by the Adviser to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix B to the Prospectuses. The ability of the Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the PIMCO Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The PIMCO Municipal Bond Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the PIMCO Municipal Bond Fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The PIMCO Municipal Bond Fund may also purchase unrated lease obligations if determined by the Adviser to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The PIMCO Municipal Bond Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The PIMCO Municipal Bond Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request-usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the PIMCO Municipal Bond Fund would hold the longer-term security, which could experience substantially more volatility.

     The PIMCO Municipal Bond Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The PIMCO Municipal Bond Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. The PIMCO Municipal Bond Fund will not invest more than 5% of its net assets in municipal warrants.

     The PIMCO Municipal Bond Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The PIMCO Municipal Bond Fund may invest in Residual Interest Bonds, which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. The PIMCO Municipal Bond Fund will not invest more than 10% of its total assets in Residual Interest Bonds.

     The PIMCO Municipal Bond Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The PIMCO Municipal Bond Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in the Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money- market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner.

Social Investment Policies

     The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:

(1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, or, in the case of the PIMCO Municipal Bond Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that this restriction does not apply
     (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S.

     banks. Investments of the PIMCO Municipal Bond Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries;

     (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

(2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or the Emerging Markets Bond II Funds.). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds;

(3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond, Commercial Mortgage Securities, Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or the Emerging Markets Bond II Funds.);

(4) (a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

     (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "F".);

(6)  for the Total Return III, High Yield, International Bond and StocksPLUS
     Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

(7) (a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

     (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
     (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "G".);

(9) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

(10) (a) for the Total Return III, High Yield, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

     (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Moderate Duration, Total Return, Total Return II, Total Return Mortgage, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Global Bond, Foreign Bond, International, Emerging Markets Bond, Emerging Markets Bond II, Strategic Balanced, Convertible Bond and StocksPLUS Short Strategy Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

(A) (a) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

     (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described below), and (e) IO/PO stripped mortgage-backed securities (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund;

(B) (a) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Long Duration, Municipal Bond, Global Bond, Foreign Bond, Strategic Balanced, Convertible Bond and StocksPLUS Short Strategy Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

     (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

(C) invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

(D) borrow money (excluding uncovered dollar rolls, reverse repurchase agreements, sale-buybacks, and economically similar transactions, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

(E) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(F) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

(G) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

(H) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the

Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the PIMCO Money Market Fund, as well as the use of daily excess cash balances of the PIMCO Money Market Fund in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the PIMCO Money Market Fund could otherwise earn as lender in such a transaction.


Non-Fundamental Operating Policies Relating to the Sale of Shares of PIMCO Total Return Fund in Japan

     In connection with an offering of Administrative Class shares of the PIMCO Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the PIMCO Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the PIMCO Total Return Fund are being offered in Japan.

(1) The Trust will not sell shares of the PIMCO Total Return Fund in Japan except through PIMCO Funds Distributors LLC.

(2) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the PIMCO Total Return Fund.

(3) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the PIMCO Total Return Fund acquired by Japanese investors as required by Article 26,
     Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

(4) The PIMCO Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the PIMCO Total Return Fund.

(5) The PIMCO Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6) The PIMCO Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7) The PIMCO Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8) None of the portfolio securities of the PIMCO Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the PIMCO Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660):

                                            Position with                        Principal Occupation(s)
Name, Address and Age                         the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
Brent R. Harris*                      Chairman of the  Board and       Managing Director, PIMCO; Board of Governors,
Age 39                                Trustee                          Investment Company Institute; Director,
                                                                       Harris Holdings; Director, Harris Oil
                                                                       Company; Chairman and Director, PIMCO
                                                                       Commercial Mortgage Securities Trust, Inc.;
                                                                       Chairman and Trustee, PIMCO Variable
                                                                       Insurance Trust.

R. Wesley Burns*                      President and Trustee            Managing Director, PIMCO; President and
Age 39                                                                 Director, PIMCO Commercial Mortgage
                                                                       Securities Trust, Inc.; President and
                                                                       Trustee, PIMCO Variable Insurance Trust;
                                                                       Executive Vice President, PIMCO Funds:
                                                                       Multi-Manager Series. Formerly Executive Vice
                                                                       President, PIMCO.

Guilford C. Babcock                   Trustee                          Associate Professor of Finance, University of
1575 Circle Drive                                                      Southern California; Director, PIMCO
San Marino, California                                                 Commercial Mortgage Securities Trust, Inc.;
91108                                                                  Trustee, PIMCO Variable Insurance Trust;
Age 68                                                                 Director, Growth Fund of America and
                                                                       Fundamental Investors Fund of the Capital
                                                                       Group; Director, Good Hope Medical Foundation.

Vern O. Curtis                        Trustee                          Private Investor; Director, PIMCO Commercial
14158 N.W. Bronson Creek Drive                                         Mortgage Securities Trust, Inc.; Trustee,
Portland, Oregon                                                       PIMCO Variable Insurance Trust; Director,
97229                                                                  American Office Park Properties, Inc., a Real
Age 64                                                                 Estate Investment Trust; Director, Fresh
                                                                       Choice, Inc.  Formerly charitable work, The
                                                                       Church of Jesus Christ of Latter Day Saints.

Thomas P. Kemp                        Trustee                          Private Investor; Director, PIMCO Commercial
1141 Marine Drive                                                      Mortgage Securities Trust, Inc.; Trustee,
Laguna Beach, California                                               PIMCO Variable Insurance Trust. Formerly
92651                                                                  Co-Chairman, U.S. Committee to Assist Russian
Age 68                                                                 Reform; Director, Union Financial Corp.;
                                                                       Senior Consultant, World Cup 1994 Organizing
                                                                       Committee.

                                            Position with                        Principal Occupation(s)
Name, Address and Age                         the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
William J. Popejoy                    Trustee                          Director, PacPro (formerly Western Printing);
29 Chatham Court                                                       Director, PIMCO Commercial Mortgage
Newport Beach, California                                              Securities Trust, Inc.; Trustee, PIMCO
92660                                                                  Variable Insurance Trust. Formerly Director,
Age 61                                                                 California State Lottery; Chief Executive
                                                                       Officer, Orange County, California.

Michael G. Dow                        Senior Vice President            Account Manager, PIMCO.  Formerly Fixed
Age 35                                                                 Income Specialist, Salomon Brothers, Inc.;
                                                                       Vice President Operations, Citibank NA Global
                                                                       Consumer Banking Group.

William H. Gross                      Senior Vice President            Managing Director, PIMCO; Senior Vice
Age 54                                                                 President, PIMCO Variable Insurance Trust.

Margaret Isberg                       Senior Vice President            Managing Director, PIMCO.
Age 42
Jeffrey M. Sargent                    Senior Vice President            Vice President and Manager of Investment
Age 35                                                                 Operations Shareholder Services, PIMCO; Vice
                                                                       President, PIMCO Commercial Mortgage
                                                                       Securities Trust, Inc., PIMCO Funds:
                                                                       Multi-Manager Series and PIMCO Variable
                                                                       Insurance Trust.

Leland T. Scholey                     Senior Vice President            Senior Vice President, PIMCO.  Formerly Vice
Age 46                                                                 President, PIMCO.

Raymond C. Hayes                      Vice President                   Account Manager, PIMCO.  Formerly Marketing
Age 54                                                                 Director, Pacific Financial Asset Management
                                                                       Corporation.

Thomas J. Kelleher, III               Vice President                   Vice President, PIMCO.  Previously associated
Age 48                                                                 with Delaware, Mellon and Girard Trusts.

Henrik P. Larsen                      Vice President                   Manager, Fund Administration, PIMCO; Vice
Age 29                                                                 President, PIMCO Commercial Mortgage
                                                                       Securities Trust, Inc. and PIMCO Variable
                                                                       Insurance Trust. Formerly Supervisor, PIMCO.

Daniel T. Ludwig                      Vice President                   Account Manager, PIMCO. Formerly Vice
Age 40                                                                 President, Fidelity Investments;
                                                                       Institutional Sales Representative, CS First
                                                                       Boston.

                                            Position with                        Principal Occupation(s)
Name, Address and Age                         the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
Andre Mallegol                        Vice President                   Vice President, PIMCO.  Formerly associated
Age 32                                                                 with Fidelity Investments Institutional
                                                                       Services Company.

James F. Muzzy                        Vice President                   Managing Director, PIMCO; Senior Vice
Age 59                                                                 President, PIMCO Variable Insurance Trust.

Douglas J. Ongaro                     Vice President                   Account Manager, PIMCO.  Formerly Regional
Age 38                                                                 Marketing Manager, Charles Schwab & Co., Inc.

David J. Pittman                      Vice President                   Vice President, PIMCO.  Formerly a senior
Age 51                                                                 executive with Bank of America, the Northern
                                                                       Trust Co. and NationsBank.

Mark A. Romano                        Vice President                   Vice President, PIMCO.  Previously associated
Age 40                                                                 with Wells Fargo's institutional money
                                                                       management group and First Interstate's
                                                                       Pacifica family of mutual funds.

William S. Thompson, Jr.              Vice President                   Chief Executive Officer and Managing
Age 53                                                                 Director, PIMCO; Senior Vice President, PIMCO
                                                                       Variable Insurance Trust. Formerly Managing
                                                                       Director, Salomon Brothers, Inc.

John P. Hardaway                      Treasurer                        Vice President and Manager of Investment
Age 41                                                                 Operations Accounting, PIMCO; Treasurer,
                                                                       PIMCO Commercial Mortgage Securities Trust,
                                                                       Inc., PIMCO Funds: Multi-Manager Series and
                                                                       PIMCO Variable Insurance Trust.

Garlin G. Flynn                       Secretary                        Specialist, PIMCO; Secretary, PIMCO
Age 52                                                                 Commercial Mortgage Securities Trust, Inc.
                                                                       and PIMCO Variable Insurance Trust; Assistant
                                                                       Secretary, PIMCO Funds: Multi-Manager Series.
                                                                       Formerly Senior Fund Administrator, PIMCO;
                                                                       Senior Mutual Fund Analyst, PIMCO Advisors
                                                                       Institutional Services.

                                            Position with                        Principal Occupation(s)
Name, Address and Age                         the Trust                        During the Past Five Years
---------------------------------------------------------------------------------------------------------------------
Joseph D. Hattesohl                   Assistant Treasurer              Vice President and Manager of Financial Reporting
Age 35                                                                 and Taxes, PIMCO; Assistant Treasurer, PIMCO Funds:
                                                                       Multi-Manager Series, PIMCO Commercial
                                                                       Mortgage Securities Trust, Inc. and PIMCO
                                                                       Variable Insurance Trust.  Formerly, Manager
                                                                       of Fund Taxation, PIMCO; Director
                                                                       of Financial Reporting, Carl I. Brown & Co.;
                                                                       Tax Manager, Price Waterhouse LLP.

Michael J. Willemsen                  Assistant Secretary              Manager, PIMCO; Assistant Secretary, PIMCO
Age 39                                                                 Commercial Mortgage Securities Trust, Inc.
                                                                       and PIMCO Variable Insurance Trust.  Formerly
                                                                       Project Lead, PIMCO.

___________________
  *Each of Mr. Harris and Mr. Burns is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

  The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 1998.

                               Aggregate      Total Compensation from
                              Compensation    Trust and Fund Complex
     Name and Position        from Trust/1/    Paid to Trustees/2/
     -----------------        ------------    -----------------------

     Guilford C. Babcock           $57,500                    $70,500
     Trustee

     Vern O. Curtis                $60,090                    $74,123
     Trustee

     Thomas P. Kemp                $57,500                    $70,500
     Trustee

     William J. Popejoy            $57,500                    $70,500
     Trustee

/1/ Each Trustee, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended March 31, 1998, the unaffiliated Trustees as a group received compensation in the amount of $232,590.

/2/ Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commerical Mortgage Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a

     Director serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $500. For the one year period ended March 31, 1998, the unaffiliated Directors as a group received compensation in the amount of $42,790.

     The Trustees listed above, for their services as Trustees of PIMCO Variable Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $500. For the one year period ended March 31, 1998, the unaffiliated Trustees as a group received compensation in the amount of $10,243.

Investment Adviser

     PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH.

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on November 22, 1994, as supplemented at meetings held on October 1, 1995, November 21, 1995, February 27, 1996, November 19, 1996, January 14, 1997, May 27, 1997, February 24, 1998, and August 25, 1998,
and was last approved by the Trustees on August 25, 1998 and by shareholders of all then-operational Funds on October 17, 1994.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                            Advisory
Fund                                                        Fee Rate
----                                                        --------
Money Market Fund..........................................   0.15%
Commercial Mortgage Securities, Strategic Balanced,
  Convertible Bond, StocksPLUS, and StocksPLUS Short
  Strategy Funds...........................................   0.40%
Emerging Markets Bond and Emerging Markets Bond II Funds...   0.45%
All other Funds............................................   0.25%

     For the fiscal years ended March 31, 1998, 1997, and 1996, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                     Year Ended    Year Ended    Year Ended
Fund                                   3/31/98       3/31/97       3/31/96
---------------------------------   -----------   -----------   -----------
Money Market Fund*                  $   205,384   $    67,626   $    10,118
Short-Term Fund                         487,226       311,485       249,319
Low Duration Fund                     7,416,427     6,877,132     6,267,607
Low Duration Fund II                    869,853       685,047       575,730
Low Duration Fund III                    32,700         6,114           N/A
Low Duration Mortgage Fund                5,914           N/A           N/A
Moderate Duration Fund                  294,466         6,525           N/A
Real Return Bond Fund                    18,838         2,453           N/A
Total Return Fund                    38,327,843    29,232,090    22,775,075
Total Return Fund II*                 1,145,766     1,171,011       486,935
Total Return Fund III                   701,110       423,216       327,029
Total Return Mortgage Fund                5,679           N/A           N/A
High Yield Fund                       3,670,999     1,983,580     1,186,819
Long-Term U.S. Government Fund          117,242        64,058       101,042
Global Bond Fund                        642,260       423,547       264,783
Global Bond Fund II**                    50,123        41,683           N/A
Foreign Bond Fund                       811,698       541,283       640,157
International Bond Fund               2,045,487     2,810,494     4,937,820
Emerging Markets Bond Fund               11,365           N/A           N/A
Strategic Balanced Fund                 117,547        31,660           N/A
StocksPLUS Fund                       1,919,328       779,413       324,388
--------------------

  *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $14,500. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

  **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

  In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1998, 1997, and 1996, in the following amounts:


                                     Year Ended   Year Ended   Year Ended
Fund                                   3/31/98      3/31/97      3/31/96
----                                   -------      -------      -------
Short-Term Fund                       $      0     $      0     $ 10,244
Low Duration Fund II                         0            0            0
Total Return Fund III                        0            0        1,775
High Yield Fund                              0            0            0
Long-Term U.S. Government Fund               0            0       13,554
Global Bond Fund                             0            0      (17,114)
StocksPLUS Fund                              0            0       26,176

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):


                                                    Administrative Fee Rate
                                                    -----------------------
                                         Institutional and      Class A,
Fund                                    Administrative Class    B and C      Class D*
----                                    --------------------    --------     -------
Money Market                                            0.20%       0.35%       0.45%
Short-Term Fund                                         0.20%       0.35%       0.50%
Low Duration and Total Return
  Funds                                                 0.18%       0.40%       0.50%
Moderate Duration Fund                                  0.20%       0.40%       0.65%
Municipal Bond Fund                                     0.25%       0.35%       0.60%
Global Bond and Global Bond II
  Funds                                                 0.30%       0.45%       0.70%
Foreign Bond and International
  Bond Funds                                            0.25%       0.45%       0.70%
Emerging Markets Bond and Emerging
  Markets Bond II Funds                                 0.40%       0.55%       0.80%
All other Funds                                         0.25%       0.40%       0.65%

____________________________________________
* As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to .25% of the Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the Administration Agreement, it may be terminated by PIMCO, also on 60 days' written notice.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on February 24, 1998, as supplemented on August 25, 1998 and February 23, 1999. In approving the Administration Agreement, the Trustees determined that:
(1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares - Plan for Class D Shares."

     For the fiscal years ended March 31, 1998, 1997, and 1996, the aggregate amount of the administration fees paid by each operational Fund was as follows (Class D shares were not offered during the periods listed):

                                    Year Ended    Year Ended    Year Ended
Fund                                  3/31/98       3/31/97       3/31/96
----                                  -------       -------       -------
Money Market Fund*                  $   423,936   $   117,570   $    13,462
Short-Term Fund                         410,894       249,655       137,477
Low Duration Fund                     5,665,996     5,005,045     3,520,078
Low Duration Fund II                    869,853       685,047       391,248
Low Duration Fund III                    32,700         6,114           N/A
Low Duration Mortgage Fund                5,914           N/A           N/A
Moderate Duration Fund                  235,572         5,220           N/A
Real Return Bond Fund                    21,841         2,503           N/A
Total Return Fund                    29,219,721    21,266,359    13,084,413
Total Return Fund II*                 1,145,766     1,171,011       486,935
Total Return Fund III                   701,110       423,216       217,584
Total Return Mortgage Fund                5,679           N/A           N/A
High Yield Fund                       4,258,485     2,071,177       842,032
Long-Term U.S. Government Fund          130,444        64,374        65,155
Global Bond Fund                        770,719       508,256       208,234
Global Bond Fund II**                    87,617        14,646           N/A
Foreign Bond Fund                       849,691       540,519       428,175
International Bond Fund               2,045,487     2,810,494     3,800,674
Emerging Markets Bond Fund               10,526           N/A           N/A
Strategic Balanced Fund                  73,467        19,788           N/A
StocksPLUS Fund                       1,392,509       491,519       149,888

--------------------
  *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $24,166. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

  **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

  In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1998, 1997, and 1996, in the following amounts:


                                     Year Ended   Year Ended  Year Ended
Fund                                   3/31/98      3/31/97     3/31/96
----                                   -------      -------     -------
Short-Term Fund                       $      0     $      0    $  2,923
Low Duration Fund II                         0            0           0
Total Return Fund III                        0            0         507
High Yield Fund                              0            0           0
Long-Term U.S. Government Fund               0            0       3,867
Global Bond Fund                             0            0      (4,884)
StocksPLUS Fund                              0            0       7,469


                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Contract, the Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers eight classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, the Institutional Class and the Administrative Class. Class J and Class K shares are offered only in Japan.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds: Pacific Investment Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Class J and Class K shares are offered through Japanese broker dealers, banks and other financial institutions. Class J and Class K shares are offered to the Japanese public as well as though various Japanese investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

     The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation;
(b) each class of shares bears any class-specific expenses allocated to it; and
(c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

     As described in the Class A, B and C Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 1998 and March 31, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

                         Year Ended 3/31/98      Year Ended 3/31/97
                         ------------------      ------------------
Class A                         $37,724                $   670
Class B                        $694,715                $85,380
Class C                        $246,969                $44,409

     For the fiscal year ended September 30, 1996, the Distributor received $0, $1,946 and $2,704 in contingent deferred sales charges on Class A, Class B and Class C shares, respectively, of the Global Bond Fund II while the Fund was a series of PIMCO Advisors Funds ("PAF"). See "The Reorganization of the PIMCO Global Bond Fund II."

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

     As described in the Class A, B and C Prospectus under the caption "Alternative Purchase Arrangements -- Class A," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 1998 and March 31, 1997, the Distributor received an aggregate of $2,598,104 and 389,133, respectively, and retained $186,443 and $45,871, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     For the fiscal year ended September 30, 1996, the Distributor received $48,106, and retained $9,896, in initial sales charges paid by shareholders of the Class A shares of the Global Bond Fund II while the Fund was a series of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

     As stated in the text of the Class A, B and C Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Class A, B and C Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and
(ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Funds in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plan

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $1,180,030 pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following Funds:

                                                     Year Ended
                                                       3/31/98
Fund                                                   -------
----
Money Market Fund                                     $ 38,216
Short-Term Fund                                         23,033
Low Duration Fund                                      192,859
Real Return Fund                                         1,143
Total Return Fund                                      679,157
High Yield Fund                                        121,858
Long-Term U.S. Government Fund                           8,199
Global Bond Fund II                                     20,868
Foreign Bond Fund                                       10,245
Emerging Markets Bond Fund                                 316
StocksPLUS Fund                                         84,136

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $885,022; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $295,008. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                  Sales Material
                                                     and Other
Fund                                Compensation     Expenses        Total
----                                ------------     --------        -----

Money Market Fund                       $ 28,662     $  9,554        $ 38,216
Short-Term Fund                           17,275        5,758          23,033
Low Duration Fund                        144,644       48,215         192,859
Real Return Bond Fund                        857          286           1,143
Total Return Fund                        509,368      169,789         679,157
High Yield Fund                           91,393       30,465         121,858
Long-Term U.S. Government Fund             6,149        2,050           8,199
Global Bond Fund II                       15,651        5,217          20,868
Foreign Bond Fund                          7,684        2,561          10,245
Emerging Markets Bond Fund                   237           79             316
StocksPLUS Fund                           63,102       21,034          84,136

Payments Pursuant to Class B Plan

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $2,884,164 pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                              Year Ended
Fund                                           3/31/98
----                                          ----------
Money Market Fund                             $   27,747
Short-Term Fund                                    7,508
Low Duration Fund                                 95,153
Real Return Fund                                   9,701
Total Return Fund                              1,153,121
High Yield Fund                                1,013,423
Long-Term U.S. Government Fund                    28,337
Global Bond Fund II                               42,965
Foreign Bond Fund                                 58,084
Emerging Markets Bond Fund                           928
StocksPLUS Fund                                  447,197

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $2,163,124; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $721,040. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                     Sales Material
                                                       and Other
Fund                                Compensation       Expenses         Total
----                                ------------       --------         -----

Money Market Fund                       $ 20,810       $   6,937     $ 27,747
Short-Term Fund                            5,631           1,877        7,508
Low Duration Fund                         71,365          23,788       95,153
Real Return Bond Fund                      7,276           2,425        9,701
Total Return Fund                        864,841         288,280    1,153,121
High Yield Fund                          760,067         253,356    1,013,423
Long-Term U.S. Government Fund            21,253           7,084       28,337
Global Bond Fund II                       32,224          10,741       42,965
Foreign Bond Fund                         43,563          14,521       58,084
Emerging Markets Bond Fund                   696             232          928
StocksPLUS Fund                          335,398         111,799      447,197

Payments Pursuant to Class C Plan

     For the fiscal year ended March 31, 1998, the Trust paid the Distributor an aggregate of $7,026,337 pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                              Year Ended
Fund                                         March 31, 1998
----                                         --------------

Money Market Fund                            $   59,070
Short-Term Fund                                  22,612
Low Duration Fund                               461,997
Real Return Fund                                  4,292
Total Return Fund                             3,510,589
High Yield Fund                               2,415,721
Long-Term U.S. Government Fund                   26,880
Global Bond Fund II                              56,574
Foreign Bond Fund                                91,131
Emerging Markets Bond Fund                          635
StocksPLUS Fund                                 376,836

     During the fiscal year ended March 31, 1998, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $5,269,753; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,756,584. These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                   Sales Material
                                                     and Other
Fund                                Compensation     Expenses       Total
----                                ------------     ---------      -----

Money Market Fund                     $   44,302     $ 14,768    $ 59,070
Short-Term Fund                           16,959        5,653      22,612
Low Duration Fund                        346,498      115,499     461,997
Real Return Bond Fund                      3,219        1,073       4,292
Total Return Fund                      2,632,942      877,647   3,510,589
High Yield Fund                        1,811,791      603,930   2,415,721
Long-Term U.S. Government Fund            20,160        6,720      26,880
Global Bond Fund II                       42,431       14,143      56,574
Foreign Bond Fund                         68,348       22,783      91,131
Emerging Markets Bond Fund                   476          159         635
StocksPLUS Fund                          282,627       94,209     376,836

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of the series of PAF that was the predecessor of the Global Bond Fund II. As of March 31, 1998, such expenses were approximately $6,411,000 in excess of payments under the Class A Plan, and $17,203,000 in excess of payments under the Class B Plan. There were no excess payments under the Class
C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 1998 was as follows:

Fund                                              Class A                   Class B                  Class C
----                                              -------                   -------                  -------
Money Market Fund                              $  484,846                $  108,780                       $0
Short-Term Fund                                   172,669                    44,984                        0
Low Duration Fund                                 832,750                   620,660                        0
Total Return Fund                               3,800,154                 6,575,246                        0
Real Return Fund                                    2,644                    52,809                        0
High Yield Fund                                   505,638                 5,496,743                        0
Long-Term U.S. Government Fund                     43,850                   265,244                        0
Global Bond Fund II                                48,705                   158,301                        0
Foreign Bond Fund                                  68,239                   375,002                        0
Emerging Markets Bond Fund                          2,262                    10,727                        0
StockPLUS Fund                                    449,243                 3,494,504                        0

          The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 1998 was as follows:

Fund                                              Class A                   Class B                  Class C
----                                              -------                   -------                  -------
Money Market Fund                                 0.72%                     3.54%                    0.00%
Short-Term Fund                                   0.72                      3.54                     0.00
Low Duration Fund                                 0.72                      3.54                     0.00
Total Return Fund                                 0.72                      3.54                     0.00
Real Return Fund                                  0.72                      3.54                     0.00
High Yield Fund                                   0.72                      3.54                     0.00
Long-Term U.S. Government Fund                    0.72                      3.54                     0.00
Global Bond Fund II                               0.72                      3.54                     0.00
Foreign Bond Fund                                 0.72                      3.54                     0.00
Emerging Markets Bond Fund                        0.72                      3.54                     0.00
StockPLUS Fund                                    0.72                      3.54                     0.00

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan and an Administrative Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to the Administrative Plans

     For the fiscal year ended March 31, 1998, the Administrative Class shares of the Funds paid aggregate fees under the Administrative Plans to qualified service providers in the following amounts:

Fund                                      Service Fees       Distribution Fees              Total
----                                      ------------       -----------------              -----
Money Market Fund                             $    649                 $    22           $    671
Short-Term Fund                                  8,922                   1,417             10,339
Low Duration Fund                               61,713                  10,937             72,650
Total Return Fund                              594,316                  97,634            691,950
Total Return Fund II                            10,550                  11,585             22,135
Total Return Fund III                              305                      10                315

Fund                                      Service Fees        Distribution Fees             Total
----                                      ------------        -----------------             -----
High Yield Fund                                 49,492                  10,587             60,079
Long-Term U.S. Government Fund                   5,340                       -              5,340
Global Bond Fund II                              1,018                   7,934              8,952
Foreign Bond Fund                                    -                     535                535
StocksPLUS Fund                                  1,942                   1,051              2,993

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the Class D Services at the rate of .25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of
 .25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan (the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C and Class D shares are discussed in the Class A, B and C and Class D Prospectuses under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares and Class J and Class K shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C and Class D Prospectuses under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust (except the PIMCO International Fund and the PIMCO Emerging Markets Bond Fund II, each of which is only available to private account clients of PIMCO) or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Class A, B and C Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders will be determined once on each day on which the New York Stock Exchange is open for trading as of the close of regular trading (ordinarily 4:00 p.m., Eastern time). Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The PIMCO Municipal Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the PIMCO Municipal Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the PIMCO Municipal Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the PIMCO Municipal Bond Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the PIMCO Municipal Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Global Bond, Global Bond II, Foreign Bond, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares were deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

Performance Information

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)365/7] - 1

     The effective yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1998 was as follows: Institutional Class - 5.34%, Administrative Class - 5.42%, Class A - 5.17%, Class B - 4.17% and Class C - 5.14%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)6-1]
                      ---
                     cd

     where   a = dividends and interest earned during the period,

             b = expenses accrued for the period (net of reimbursements),

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

             d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 1998, the yield of the Funds was as follows (all numbers are annualized) (Class D shares were not offered during the period listed):

                               Yield for Period
                           Ended September 30, 1998
                           ------------------------

                                    Institutional       Administrative
Fund                                    Class                Class          Class A    Class B    Class C    Class D
--------------------------------   ----------------   -------------------   --------   --------   --------   --------
Money Market Fund                             5.35%                 5.37%      5.11%      4.18%      5.12%       N/A
Short-Term Fund                               5.78%                 5.66%      5.43%      4.69%      5.18%      5.62%
Low Duration Fund                             6.05%                 5.80%      5.41%      4.82%      5.08%      5.73%
Low Duration Fund II                          5.43%                 5.18%       N/A        N/A        N/A        N/A
Low Duration Fund III                         5.32%                  N/A        N/A        N/A        N/A        N/A
Low Duration Mortgage Fund                    5.81%                  N/A        N/A        N/A        N/A        N/A
Moderate Duration Fund                        6.07%                  N/A        N/A        N/A        N/A        N/A
Real Return Bond Fund                         5.46%                  N/A       4.92%      4.31%      4.53%      5.08%
Total Return Fund                             5.95%                 5.69%      5.23%      4.72%      4.73%      5.64%
Total Return Fund II                          5.37%                 5.12%       N/A        N/A        N/A        N/A
Total Return Fund III                         5.97%                 5.72%       N/A        N/A        N/A        N/A
Total Return Mortgage Fund                    5.77%                  N/A        N/A        N/A        N/A        N/A
High Yield Fund                               8.74%                 8.49%      7.95%      7.58%      7.58%      8.36%
Municipal Bond Fund                           4.09%                  N/A       3.62%      3.00%      3.24%      3.74%
Long-Term U.S. Govt. Fund                     5.29%                 5.05%      4.69%      4.12%      4.10%       N/A
Global Bond Fund                              6.01%                 5.78%       N/A        N/A        N/A        N/A
Global Bond Fund II                           6.12%                  N/A       5.39%      4.99%      4.99%       N/A
Foreign Bond Fund                             6.30%                 6.06%      5.59%      5.11%      5.11%      5.86%
International Bond Fund                       6.24%                  N/A        N/A        N/A        N/A        N/A
Emerging Markets Bond Fund                   11.82%                  N/A      10.89%     10.59%     10.72%       N/A
Emerging Markets Bond Fund II                 8.37%                  N/A        N/A        N/A        N/A        N/A
Strategic Balanced Fund                       5.70%                  N/A        N/A        N/A        N/A       5.22%
StocksPLUS Fund                               5.54%                 5.29%      5.01%      4.41%      4.66%      5.15%

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the PIMCO Municipal Bond Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The PIMCO Municipal Bond Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                                                                        A tax-exempt yield of
Filing Status                                                                     is equivalent to a taxable yield of
Single                   (Married filing jointly)                             3%         4%         5%        6%        7%
Taxable income                                      Marginal tax rate*
$23,350 or less          $39,000 or less                     15%             3.53%      4.71%     5.88%     7.06%     8.24%
Over $23,350 but         Over $39,000 but                    28%             4.17%      5.56%     6.94%     8.33%     9.72 %
  not over $56,550       not over $94,250
Over $56,550 but         Over $94,250 but                    31%             4.35%      5.80%     7.25%     8.70%    10.14%
  not over $117,950      not over $143,600
Over $117,950 but        Over $143,600 but                   36%             4.69%      6.25%     7.81%     9.38%    10.94%
  not over $256,500      not over $256,500
Over $256,500            Over $256,500                     39.6%             4.97%      6.62%     8.28%     9.93%    11.59%
-------------------

* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

  The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended September 30, 1998. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

               Total Return for Periods Ended September 30, 1998*


                                                                    Since Inception    Inception   Inception
                                                                        of Fund         Date of     Date of
     Fund            Class**       1 Year    5 Years    10 Years     (Annualized)        Fund        Class
------------------------------------------------------------------------------------------------------------
Money Market      Institutional      5.39%      5.06%        N/A         4.68%          03/01/91    03/01/91
                  Administrative     5.21       4.82                     4.44                       01/25/95
                  Class A            5.07       4.79                     4.41                       01/13/97
                  Class B            4.18       3.87                     3.49                       01/13/97
                  Class C            5.12       4.80                     4.43                       01/13/97
------------------------------------------------------------------------------------------------------------
Short-Term        Institutional      5.84%      6.26%       6.49%        6.55%          10/07/87    10/07/87
                  Administrative     5.59       6.00        6.23         6.29                       02/01/96
                  Class A            3.31       5.41        5.85         5.94                       01/20/97
                  Class B           -0.35       4.75        5.30         5.36                       01/20/97
                  Class C            4.11       5.52        5.75         5.82                       01/20/97
                  Class D            5.53       5.94        6.18         6.24                       04/08/98
------------------------------------------------------------------------------------------------------------
Low Duration      Institutional      7.97%      6.85%       8.36%        8.32%          05/11/87    05/11/87
                  Administrative     7.71       6.58        8.09         8.06                       01/03/95
                  Class A            4.25       5.71        7.53         7.53                       01/13/97
                  Class B            1.66       5.23        7.05         7.02                       01/13/97
                  Class C            5.99       5.83        7.33         7.29                       01/13/97
                  Class D            7.62       6.51        8.02         7.98                       04/08/98
------------------------------------------------------------------------------------------------------------
Low Duration II   Institutional      8.22%      6.27%        N/A         6.74%          11/01/91    11/01/91
                                     7.94       6.00                     6.48
------------------------------------------------------------------------------------------------------------
Low Duration      Institutional      7.39%       N/A         N/A         7.24%          12/31/96    12/31/96
 III
------------------------------------------------------------------------------------------------------------
Low Duration      Institutional      8.46%       N/A         N/A         9.25%          07/31/97    07/31/97
 Mortgage
------------------------------------------------------------------------------------------------------------
Moderate          Institutional     10.03%       N/A         N/A         8.99%          12/31/96    12/31/96
 Duration
------------------------------------------------------------------------------------------------------------
Real Return       Institutional      6.60%       N/A         N/A         5.61%          01/29/97    01/29/97
 Bond             Class A            2.97                                3.28                       01/29/97
                  Class B            0.40                                2.09                       01/29/97
                  Class C            4.65                                4.64                       01/29/97
                  Class D            6.18                                5.19                       04/08/98

------------------------------------------------------------------------------------------------------------
Total Return      Institutional     12.54%      7.96%      10.38%       10.08%          05/11/87    05/11/87
                  Administrative    12.25       7.70       10.12         9.82                       09/08/94
                  Class A            6.97       6.49        9.38         9.15                       01/13/97
                  Class B            6.17       6.39        9.09         8.79                       01/13/97
                  Class C           10.l9       6.69        9.09         8.79                       01/13/97
                  Class D           12.21       7.64       10.05         9.75                       04/08/98
------------------------------------------------------------------------------------------------------------
Total Return II   Institutional     13.10%      7.78%        N/A         8.87%          12/30/91    12/30/91
                  Administrative    12.81       7.51                     8.59                       11/30/94
------------------------------------------------------------------------------------------------------------
Total Return      Institutional     12.68%      8.04%        N/A        10.01%          05/01/91    05/01/91
 III              Administrative    12.40       7.76                     9.74                       04/11/97

------------------------------------------------------------------------------------------------------------
Total Return      Institutional     10.25%       N/A         N/A        10.29%          07/31/97    07/31/97
 Mortgage                            9.83                                9.87
------------------------------------------------------------------------------------------------------------


                                                                    Since Inception    Inception   Inception
                                                                        of Fund         Date of     Date of
     Fund            Class**       1 Year    5 Years    10 Years     (Annualized)        Fund        Class
------------------------------------------------------------------------------------------------------------
High Yield        Institutional      5.07%     10.88%        N/A        11.83%          12/16/92    12/16/92
                  Administrative     4.82      10.61                    11.56                       01/16/95
                  Class A           -0.05       9.45                    10.53                       01/13/97
                  Class B           -0.93       9.40                    10.51                       01/13/97
                  Class C            2.91       9.68                    10.62                       01/13/97
                  Class D            4.70      10.48                    11.43                       04/08/98
------------------------------------------------------------------------------------------------------------
Long-Term U.S.    Institutional     22.67%      9.92%        N/A        13.82%          07/01/91    07/01/91
Government        Administrative    22.34       9.66                    13.57                       09/23/97
                  Class A           16.70       8.51                    12.70                       01/20/97
                  Class B           16.26       8.41                    12.59                       01/20/97
                  Class C           20.27       8.70                    12.61                       01/20/97
------------------------------------------------------------------------------------------------------------
Global Bond       Institutional      8.63%       N/A         N/A         8.78%          11/23/93    11/23/93
                  Administrative     8.50                                8.56                       07/31/96
------------------------------------------------------------------------------------------------------------
Foreign Bond      Institutional     10.53%     10.68%        N/A        11.45%          12/03/92    12/03/92
                  Administrative    10.26      10.41                    11.19                       01/28/97
                  Class A            5.08       9.18                    10.09                       01/20/97
                  Class B            4.28       9.11                    10.06                       01/20/97
                  Class C            8.21       9.38                    10.16                       01/20/97
                  Class D           10.07      10.21                    10.98                       04/08/98
------------------------------------------------------------------------------------------------------------
International     Institutional      7.17%      8.94%        N/A         9.35%          12/13/89    12/13/89
Bond
------------------------------------------------------------------------------------------------------------
Emerging          Institutional    -24.78%       N/A         N/A       -20.61%          07/31/97    07/31/97
 Markets Bond     Administrative   -25.71                              -21.47                       09/30/98
                  Class A          -28.45                              -23.98                       07/31/97
                  Class B          -29.07                              -24.00                       07/31/97
                  Class C          -26.35                              -21.55                       07/31/97

------------------------------------------------------------------------------------------------------------
Emerging          Institutional       N/A        N/A         N/A        -9.69%          04/08/98    04/08/98
 Markets Bond
 II
------------------------------------------------------------------------------------------------------------
Municipal Bond    Institutional       N/A        N/A         N/A         5.88%+         12/31/97    12/31/97
                  Administrative                                         5.33+                      09/30/98
                  Class A                                                2.42+                      04/01/98
                  Class B                                                0.00+                      04/01/98
                  Class C                                                4.19+                      04/01/98
                  Class D                                                5.59+                      04/08/98
------------------------------------------------------------------------------------------------------------
Strategic         Institutional      9.78%       N/A         N/A        18.37%          06/28/96    06/28/96
 Balanced         Class D            9.49                               17.94                       04/08/98

------------------------------------------------------------------------------------------------------------
StocksPLUS        Institutional      8.48%     20.78%        N/A        20.42%          05/13/93    05/13/93
                  Administrative     8.05      20.42                    20.06                       01/07/97
                  Class A            4.80      19.58                    19.28                       01/20/97
                  Class B            2.66      19.21                    18.99                       01/20/97
                  Class C            6.62      19.71                    19.36                       01/20/97
                  Class D            8.05      20.31                    19.96                       04/08/98
------------------------------------------------------------------------------------------------------------

  +  unannualized

  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of 0.25% per annum), and may be paid by Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum).

  The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Fund II (which was a series of PIMCO Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended September 30, 1998. Accordingly, "Inception Date of Fund" refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Fund II, total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

               Total Return for Periods Ended September 30, 1998*

                                                                 Since Inception
                                                                     of Fund        Inception   Inception
                                                                     (Annual-        Date of     Date of
     Fund            Class**      1 Year    5 Years   10 Years        ized)           Fund        Class
---------------------------------------------------------------------------------------------------------
Global Bond II    Institutional     7.87%     N/A       N/A          11.56%          10/02/95    02/25/98
                  Class A           2.62                              9.44                       10/02/95
                  Class B           2.27                              9.45                       10/02/95
                  Class C           5.75                             10.27                       10/02/95
---------------------------------------------------------------------------------------------------------

  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

  ** Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

  Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the PIMCO Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the PIMCO Global Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

  The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the PIMCO Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class' actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses
                                      ---
  associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

               Total Return for Periods Ended September 30, 1998
        (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)

                                                                                   Since Inception
                                                                                       of Fund
              Fund                      Class       1 Year    5 Years   10 Years     (Annualized)
--------------------------------------------------------------------------------------------------
Global Bond II                      Institutional     7.71%     N/A       N/A           11.23%
--------------------------------------------------------------------------------------------------

  Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

  DIVIDEND YIELD = (((a/b)*365)/c)

     where  a =    actual dividends distributed for the calendar month in
                   question,

            b = number of days of dividend declaration in the month in question, and

            c = net asset value (NAV) calculated on the last business day of the month in question.

  The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

  For the month ended September 30, 1998, the current distribution rates (annualized) for the Funds were as follows (Class D shares were not offered during the period listed):

                               Distribution Rate
                               -----------------

                                       Institutional        Administrative
Fund                                       Class                 Class          Class A    Class B    Class C    Class D
----                                       -----                 -----          --------   --------   --------   --------
Money Market Fund                                 5.22%                 5.24%      5.00%      3.96%      5.00%       N/A
Short-Term Fund                                   5.95%                 5.70%      5.55%      4.82%      5.25%      5.66%
Low Duration Fund                                 6.72%                 6.48%      6.27%      5.52%      5.77%      6.41%
Low Duration Fund II                              5.93%                 5.68%       N/A        N/A        N/A        N/A
Low Duration Fund III                             6.17%                  N/A        N/A        N/A        N/A        N/A
Low Duration Mortgage Fund                        6.41%                  N/A        N/A        N/A        N/A        N/A
Moderate Duration Fund                            5.64%                  N/A        N/A        N/A        N/A        N/A
Real Return Bond Fund                             5.70%                  N/A       5.30%      4.55%      4.80%      5.30%
Total Return Fund                                 5.98%                 5.73%      5.51%      4.76%      4.77%      5.67%
Total Return Fund II                              5.68%                 5.45%       N/A        N/A        N/A        N/A
Total Return Fund III                             6.23%                 5.99%       N/A        N/A        N/A        N/A
Total Return Mortgage Fund                        5.60%                  N/A        N/A        N/A        N/A        N/A
High Yield Fund                                   8.80%                 8.59%      8.43%      7.66%      7.66%      8.43%
Municipal Bond Fund                               4.26%                  N/A       3.91%      3.17%      3.41%      3.90%
Long-Term U.S. Govt. Fund                         5.11%                 4.85%      4.75%      3.94%      3.91%       N/A
Global Bond Fund                                  5.89%                 7.31%       N/A        N/A        N/A        N/A
Global Bond Fund II                               5.28%                  N/A       4.86%      4.18%      4.16%       N/A
Foreign Bond Fund                                 5.26%                 5.02%      4.77%      4.01%      4.02%      4.76%
International Bond Fund                            N/A                   N/A        N/A        N/A        N/A        N/A
Emerging Markets Bond Fund                       11.95%                  N/A      11.55%     10.75%     10.95%       N/A
Emerging Markets Bond Fund II                    10.20%                  N/A        N/A        N/A        N/A        N/A
Strategic Balanced Fund                            N/A                   N/A        N/A        N/A        N/A        N/A
StocksPLUS Fund                                    N/A                   N/A        N/A        N/A        N/A        N/A

  Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1997. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.


               Top Foreign
     Year      Performer              U.S.
     ----      -----------            ----

     1986      +13.1%   Japan         +15.7%
     1987      +12.8    UK             +1.9
     1988      +15.0    France         +7.0
     1989      +10.0    Canada        +14.4
     1990      +11.0    Australia      +8.6
     1991      +20.0    Australia     +15.3
     1992      +10.5    UK             +7.2
     1993      +20.0    Italy         +11.0
     1994       -0.9    Japan          -3.4
     1995      +21.0    Netherlands   +18.3
     1996      +18.8    Spain          +2.7
     1997      +13.5    UK             +9.6

  Source: Salomon Brothers World Government Bond Index 1986-1997.

  The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.


Potential College Cost Table

Start             Public    Private   Start   Public    Private
Year              College   College   Year    College   College
----              -------   -------   -----   -------   -------
1997              $13,015   $57,165    2005   $16,487   $72,415
1998              $13,406   $58,880    2006   $16,982   $74,587
1999              $13,808   $60,646    2007   $17,491   $76,825
2000              $14,222   $62,466    2008   $18,016   $79,130
2001              $14,649   $64,340    2009   $18,557   $81,504
2002              $15,088   $66,270    2010   $19,113   $83,949
2003              $15,541   $68,258    2011   $19,687   $86,467
2004              $16,007   $70,306    2012   $20,278   $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

  In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1974 to 1998 was:

  *Stocks:         14.9%
   Bonds:           9.9%
   T-Bills:         7.0%
   Inflation:       5.2%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1974-1998, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1974 through 1998 is set forth in the following table.


                                                          MIXED
YEAR       STOCKS    BONDS    T-BILLS    INFLATION      PORTFOLIO
--------   -------   ------   --------   ----------     ----------
1974       -26.47%   -3.06%      8.00%       12.26%      -10.21%
1975        37.20%   14.64%      5.80%        7.01%       21.90%
1976        23.84%   18.65%      5.08%        4.81%       18.01%
1977        -7.18%    1.71%      5.12%        6.77%       -1.17%
1978         6.56%   -0.07%      7.18%        9.03%        4.03%
1979        18.44%   -4.18%     10.38%       13.31%        7.78%
1980        32.42%    2.61%     11.24%       12.40%       14.17%
1981        -4.91%   -0.96%     14.71%        8.94%        0.59%
1982        21.41%   43.79%     10.54%        3.87%       28.19%
1983        22.51%    4.70%      8.80%        3.80%       12.64%
1984         6.27%   16.39%      9.85%        3.95%       11.03%
1985        32.16%   30.90%      7.72%        3.77%       26.77%
1986        18.47%   19.85%      6.16%        1.13%       16.56%
1987         5.23%   -0.27%      5.46%        4.41%        3.08%
1988        16.81%   10.70%      6.35%        4.42%       12.28%
1989        31.49%   16.23%      8.37%        4.65%       20.76%
1990        -3.17%    6.87%      7.52%        6.11%        2.98%
1991        30.55%   19.79%      5.88%        3.06%       21.31%
1992         7.67%    9.39%      3.51%        2.90%        7.53%
1993        10.06%   13.17%      2.89%        2.75%        9.84%
1994         1.31%   -5.76%      3.90%        2.67%       -1.00%
1995        37.40%   27.20%      5.60%        2.70%       26.90%
1996        23.10%    1.40%      5.20%        3.30%       10.84%
1997        33.40%   12.90%      7.10%        1.70%       19.94%
1998        28.58%   10.76%      4.86%        1.61%       16.70%

*Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Large Company Stock

Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

  The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment            Annual         Total        Total
Period             Contribution   Contribution    Saved
----------------   ------------   ------------   --------
     30 Years           $ 1,979       $ 59,370   $200,000
     25 Years           $ 2,955       $ 73,875   $200,000
     20 Years           $ 4,559       $ 91,180   $200,000
     15 Years           $ 7,438       $111,570   $200,000
     10 Years           $13,529       $135,290   $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

               % of Income for Individuals
               Aged 65 Years and Older in 1997*
               --------------------------------

               Social Security
 Year          and Pension Plans  Other
 ----          -----------------  -----

 1997                43%           57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income.
Source:  Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Adviser who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with the Adviser: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

  The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As of March 10, 1999, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following
Funds:

     As of March 10, 1999, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                                                                          Percentage of
                                                                       Shares              Outstanding
                                                                    Beneficially            Shares of
                                                                       Owned               Class Owned
                                                                       -----               -----------
PIMCO Money Market Fund

Institutional
Combined Master Retirement Trust                                    257,264,584.480              82.36%*
5430 LBJ Freeway, Suite 1700
Dallas, Texas  75240

Administrative
Maltrust & Co. (Hooker & Holcombe, Inc.)                              2,647,413.450              26.29%
225 Essex Street
Salem, Massachusetts  01970

Security Trust for Group Health Cooperative of                          982,331.610               9.75%
Puget Sound 403b Group Cust Account
2525 E. Camelback #570
Phoenix, Arizona  85016

Class A
Carn & Co.                                                            7,714,591.930              10.03%
PIMCO Advisors
401K Savings and Investment Plan
Attention: Mutual Fund Department
P. O. Box 96211
Washington D.C.  20090-6211

PIMCO Short-Term Fund

Institutional
Soka University of America                                            6,704,510.365              13.60%
26800 W. Mulholland Highway
Attention: Arnold Kawasaki
Calabasas, California  91302

Trustees of Columbia University in                                    4,269,587.457               8.66%
the City of New York
Office of Investments
475 Riverside Dr., Suite 401
New York, New York  10115

Charles Schwab & Co., Inc. **                                         4,088,769.585               8.30%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Bankers Trust Company FBO:                                            3,715,077.868               7.54%
Georgia-Pacific Corporation Master Trust for Employee
648 Grassmere Business Park Rd.
Advisor Services Group, 2nd Floor
Nashville, Tennessee  37211

State Street Bank & Trust Ttee FBO                                    3,427,834.849               6.96%
Schwan's Sales Enterprises Profit Sh Plan
200 Newport Avenue
7th Floor
North Quincy, Massachusetts  02171

National Gallery of Art                                               3,004,030.969               6.10%
4th and Constitution Avenue
N.W. Room 605
Washington, DC  20565

Northern Trust Company as TTEE FBO                                    2,773,337.650               5.63%
Trigon Services, Inc.
P.O. Box 92956
Chicago, Illinois  60675

FTC & Co. Ayyn: DATAlynx House Account                                2,476,657.792               5.03%
P.O. Box 173736
Denver, Colorado  80217-3736

Administrative
Investors Fiduciary Trust Company Cust FBO                              498,937.454              52.40%
Centurion Trust Company
Attn:  Trust Operations
801 Pennsylvania
Kansas City, Missouri  64105

FTC and Company                                                         169,645.996              17.82%
Attn:  DATAlynx #083
P.O. Box 173736
Denver, Colorado  80217

Lau & Co. c/o Frost                                                      48,208.798               5.06%
National Bank
P. O. Box 2479
San Antonio, Texas  78298-2479


Class A
MLPF&S For the Sole Benefit of its Customers **                       1,729,009.006              22.53%
Attention: Fund Administration #97MY2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Mr. Ronald S. Taft TR                                                   642,290.695               8.37%
Artist Management Inc.
Defined Benefit Pension Plan 61284
18 W. 55th Street, Apt. 4
New York, New York  10019-5368

PaineWebber FBO                                                         561,171.154               7.31%
Adventist Healthcare Inc. - Fixed Income
Dan Bowen
1801 Research Boulevard, Suite 300
Rockville, Maryland  20850-3152

Mr. Ronald S. Taft TR                                                   478,619.704               6.24%
Ronald S. Taft Employee Defined Benefit Plan 1184
18 W. 55th Street, Apt. 4
New York, New York  10019-5368

Class B
MLPF&S For the Sole Benefit of its Customers **                         183,715.538              51.35%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Donaldson Lufkin Jenrette                                                36,004.072              10.06%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Class C
MLPF&S For the Sole Benefit of its Customers **                         465,426.309              30.52%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Prudential Securities FBO                                                99,724.378               6.54%
Oakwood Orthopaedic Clinic PA
PS P&T DTD 12/30/1974
Drs. Manning & Evins TTEES
Greenville, South Carolina  29605-4235

Class D
Charles Schwab & Co., Inc.**                                            214,790.401              99.61%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO Low Duration Fund

Institutional
Charles Schwab & Co., Inc. Rein**                                    34,418,444.551              10.17%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
FIIOC as Agent for Certain Employee Benefits Plan**                   2,350,985.929              18.63%
100 Magellan  KW1C
Covington, Kentucky  41015

Centurion Trust Co.                                                   2,209,127.519              17.51%
801 Pennsylvania
Kansas City, Missouri  64105

McClatchy Newspapers Defined Comp. Inv. Plan                          1,712,773.448              13.57%
550 Kearny Street #600
San Francisco, California  94108

Bankers Trust TTEE FBO                                                1,381,814.586              10.95%
Mapco Coal
100 Plaza One
Jersey City, New Jersey  07311-3999

Sonnenschein, Nath &Rosenthal                                         1,238,980.321               9.82%
P. O. Box 419260
Kansas City, Missouri  64141-6260

FIIOC as agent for Certain Non-Qualified Employees                      682,749.359               5.41%
Benefit Plans**
100 Magellan Way (KWIC)
Covington, Kentucky  41015

Class A
MLPF&S For the Sole Benefit of its Customers **                       4,550,732.072              25.29%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Richard J. Steinhelper Tr                                             3,549,676.987              19.72%
Michigan Tooling Association
Benefit Plans Investment Trust
28237 Orchard Lake Road
P. O. Box 9151
Farmington Hills, Michigan  48333-9151

Class B
MLPF&S For the Sole Benefit of its Customers **                       1,418,399.536              22.76%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers **                       3,012,711.388              28.01%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                            538,730.761              94.56%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO Low Duration Fund II

Institutional
Sprint Retirement Savings Plan                                       15,236,499.486              36.67%*
82 Devonshire Street - E1GA
Boston, Massachusetts  02109

American Bible Society                                                6,758,433.338              16.26%
1865 Broadway
New York, New York  10023

Salt River Project Decom Trust                                        3,960,877.861               9.53%
P. O. Box 52025
Phoenix, Arizona  85072

Bankers Trust Company TTEE FBO                                        2,338,801.114               5.63%
Nestle USA Inc. Savings Trust
100 Plaza One
Mailstop 3048
Jersey City, New Jersey  07311-3999

University of Illinois Foundation                                     2,310,811.820               5.56%
1305 West Green Street
Urbana, Illinois  61801

Administrative
Integris Retirement Pension Plan                                      1,088,157.723              48.67%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris Baptist Med. Ctr. Funded Dep                                   503,727.177              22.53%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris Baptist Medical Center Foundation, Inc.                        444,580.518              19.88%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris SW Med. Ctr. Funded Dep                                        168,946.270               7.56%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

PIMCO Low Duration Fund III

Institutional
Loyola Academy Endowment Fund                                         1,007,892.343              38.05%*
135 S. LaSalle Street
P. O. Box 1443
Chicago, Illinois  60690

Sisters of St. Joseph/Michigan                                          770,770.124              29.10%*
3427 Gull Road
P. O. Box 13
Nazareth, Michigan  49074

St. John Health System                                                  574,284.957              21.68%
22101 Moross Road
Detroit, Michigan  48236

Charles Schwab & Co., Inc. Rein**                                       231,513.902               8.74%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

PIMCO Low Duration Mortgage Fund

Institutional
Pacific Investment Management Company                                   367,096.023              89.66%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. Rein**                                        42,349.431              10.34%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

PIMCO Moderate Duration Fund

Institutional
Sparrow Health Systems                                                6,043,935.893              18.92%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Columbus Circle Trust Co-SV**                                         4,201,275.114              13.15%
1 Station Place Metro Center
Stamford, Connecticut  06902

Baystate Health System Inc.                                           2,888,423.020               9.04%
Mutual Funds Operations
P. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

The Children's Hospital Association                                   2,217,745.693               6.94%
1056 E. 19th Avenue B020
Denver, Colorado  80218

Samaritan Health System Retirement Income Plan                        1,978,353.132               6.19%
300 S. Grand Ave. 40th Floor
Los Angeles, California  90071

St. John Hospital of Detroit, Michigan                                1,876,161.482               5.87%
P. O. Box 771072
Detroit, Michigan  48277-1072

Washington Teamsters                                                  1,831,487.363               5.73%
Attention:  Jack Cowan
2323 Eastlake Avenue E.
Seattle, Washington  98102

PIMCO Real Return Bond Fund

Institutional

Schroder Wertheim & Co., Inc.                                           552,617.826              35.16%
Mutual Fund Control Account
c/o Lewco Securities
34 Exchange Place 4th Fl
Jersey City, New Jersey  07311

National Financial Services Corporation **                              482,643.165              30.70%
1 World Financial Center
200  Liberty Street
New York, New York 10281

Charles Schwab & Co., Inc. Rein**                                       208,440.765              13.26%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Brent R. Harris or Elizabeth E. Harris, JTWROS                          154,191.501               9.81%
c/o 800 Newport Center Drive
Newport Beach, California  92660

Class A
Lewco Securities Corp. FBO                                              512,022.792              92.01%
A/C# H30-627865-6-01
34 Exchange Place, 4th Floor
Jersey City, New Jersey  07311

Class B
MLPF&S For the Sole Benefit of its Customers **                          64,966.554              17.60%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Everen Clearing Corp.                                                    36,593.761               9.91%
A/C# 3276-2387
Barbara K. Fritzberg
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

Donaldson Lufkin Jenrette                                                36,535.520               9.90%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Dain Rauscher Inc. FBO                                                   25,081.933               6.79%
Evangelical Free Church of America
EFCM Project & Capital #2
Attention: William V. Arvold III
901 East 78th Street
Minneapolis, Minnesota  55420-1300

Class C
PaineWebber CDN FBO                                                      21,187.178               9.02%
John A. Conner
P.O. Box 3321
Weehawken, New Jersey  07087-8154

MLPF&S For the Sole Benefit of its Customers **                          18,492.666               7.88%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Bear Stearns Securities Corp.                                            14,846.692               6.32%
For the Benefit of 722-06610-16
1 MetroTech Center North
Brooklyn, New York  11201-3870

Class D
PIMCO Advisors L.P.                                                      10,710.821              56.25%
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc.**                                              8,331.741              43.75%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO Total Return Fund

Institutional
Charles Schwab & Co., Inc. Rein**                                   147,783,008.199               7.25%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
Nikko Securities Co., Ltd.**                                         67,568,213.000              36.90%
3-1 Marunouchi 3Chrome, Chiyodaku
Tokyo, Japan  101-0064

FIIOC as Agent for Certain Employee Benefits Plan**                  33,457,592.622              18.27%
100 Magellan KW1C
Covington, Kentucky  41015

National Financial Services Corporation **                           25,516,100.460              13.93%
1 World Financial Center
200  Liberty Street
New York, New York 10281

American Express Trust Company **                                    11,696,181.923               6.39%
N10/996
P. O. Box 534
Minneapolis, Minnesota  55440-0534

Class A
MLPF&S For the Sole Benefit of its Customers **                      54,768,547.349              51.03%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class B
MLPF&S For the Sole Benefit of its Customers **                      19,276,764.226              38.43%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers **                      23,263,965.508              35.14%
Attention: Fund Administration
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                          2,854,547.477              95.53%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

 Total Return Fund II

Institutional
John Muir/Mt. Diablo Health System                                   11,032,956.414              11.79%
1400 Treat Boulevard
Walnut Creek, California  94598

Charles Schwab & Co., Inc. Rein**                                     9,351,817.761              10.00%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

IUE AFL-CIO Pension Plan                                              6,639,593.698               7.10%
1460 Broad Street
Blommfield, New Jersey  07003

The Trustees of GMP Employers Pension                                 5,755,957.172               6.15%
205 W. 4th Street, Suite 225
Cincinnati, Ohio  45202

Macmillan Bloedel Pension Plan                                        5,619,421.958               6.01%
c/o State Street Bank and Trust Co.
200 Newport Avenue #JQ7
North Quincy, Massachusetts  02171

Fleet National Bank Cust FBO Polytechnic                              5,472,184.777               5.85%
University
Attn: Leila Rice a/c 0005119450
P.O. Box 92800
Rochester, New York  14609

Witco Corporation Retirement Plan                                     5,354,950.593               5.72%
One American Lane
Greenwich, Connecticut  06831

Reeving & Co. (ARCO) by State Street Bank                             4,812,016.380               5.14%
and Trust Company
One Enterprise Drive
North Quincy, Massachusetts  02171-2126

Administrative
Twin City Pipe Trades Retire Plan                                     3,958,038.465              53.03%
2525 E. Camelback Rd. #570
Phoenix, Arizona  85016

Integris Retirement Pension Plan                                      1,063,519.122              14.25%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris Baptist Med. Ctr. Funded Dep.                                  495,245.493               6.64%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

Integris Baptist Medical Center Foundation, Inc.                        434,634.395               5.82%
9520 North May Avenue, Suite 200
Oklahoma City, Oklahoma  73120-2711

PIMCO Total Return Fund III

Institutional
Archdiocese of LA/Corp/Diocese Tucson                                11,532,329.508              22.81%
3424 Wilshire Boulevard, 10th Floor
Los Angeles, California  90010-2241

Mac & Co Acct SPDF7002552                                             4,094,730.365               8.10%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Diocese of Orange                                                     3,286,833.940               6.50%
2811 East Villa Road
Orange, California  92667

Charles Schwab & Co., Inc. Rein**                                     2,528,927.914               5.00%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
Lumpkin Foundation (PaineWebber)                                        171,127.685              85.30%
P. O. Box 1097
Mattoon, Illinois  61938

Dubuque Bank & Trust Co. **                                              24,683.050              12.30%
Attention:  Trust Department
Dubuque, Iowa  5200-0747

PIMCO Total Return Mortgage Fund

Institutional
Pacific Investment Management Company                                   365,464.765              90.68%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. Rein**                                        33,236.793               8.25%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Class D                                                                  10,299.682              57.59%
PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc.**                                              7,585.332              42.41%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO High Yield Fund

Institutional                                                        26,565,912.607              15.36%
Charles Schwab & Co., Inc. Rein**
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative                                                         15,552,157.451              77.44%
National Financial Services Corporation**
1 World Financial Center
200 Liberty Street
New York, New York 10281
                                                                        2,034,748.643              10.13%
FIIOC as Agent for Certain Employee Benefits Plan**
100 Magellan KW1C
Covington, Kentucky  41015

Class A                                                                 2,626,967.006              20.99%
MLPF&S For the Sole Benefit of its Customers**
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class B                                                                 6,571,896.505              27.12%
MLPF&S For the Sole Benefit of its Customers**
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C                                                                 5,899,302.157              18.30%
MLPF&S For the Sole Benefit of its Customers**
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                              623,561.332              93.59%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO Long-Term U.S. Government Fund
Institutional
The St. Joe Company Salaried Pension Plan                               5,142,367.093              31.35%
1650 Prudential Drive, Suite 400
Jacksonville, Florida  32207

The St. Joe Company Hourly Pension Plan                                 1,780,644.180              10.85%
1650 Prudential Drive, Suite 400
Jacksonville, Florida  32207

Allianz Defined Contribution Plan                                       1,742,203.496              10.62%
P. O. Box 92956
Chicago, Illinois  60675

Chicago Symphony Orchestra                                              1,434,412.540               8.74%
220 South Michigan Avenue
Chicago, Illinois  60604

Society of the Holy Child Jesus Retirement                                917,014.020               5.59%
P. O. Box 34480
West Bethesda, Maryland  20827-0480

Administrative
FIIOC as Agent for Certain Employee Benefits Plan**                       788,515.170              73.91%
100 Magellan  KW1C
Covington, Kentucky  41015

New York Life Trust Company**                                              85,086.168               7.98%
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation**                                  81,423.471               7.63%
1 World Financial Center
200  Liberty Street
New York, New York 10281

Key Trust Company - PRISM                                                  76,190.652               7.14%
4900 Tiedeman Road
Brooklyn, Ohio  44144

Class A
Prudential Bank & Trust Co.                                               504,283.084              17.79%
Defined Contribution Plan
For the Benefit of Plan Participants
30 Scranton Office Park
Scranton, Pennsylvania  18507-1755

MLPF&S For the Sole Benefit of its Customers**                            429,480.000              15.15%
Attention: Fund Administration #97MY2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class B
MLPF&S For the Sole Benefit of its Customers**                          1,334,199.412              38.54%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers**                          1,358,016.984              44.79%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

PIMCO Global Bond Fund

Institutional
Walker Art Center, Inc.                                                 3,387,206.223              12.43%
Vineland Place
Minneapolis, Minnesota  55403

Kamehameha Schools                                                      2,237,740.662               8.21%
P. O. Box 3466
Honolulu, Hawaii  96801

University of Denver (Colorado Seminary)                                2,126,040.810               7.80%
2199 South University Blvd.
Denver, Colorado  80208

Hobart and William Smith Colleges                                       1,991,367.838               7.31%
337 Pulteney Street
Geneva, New York  14456

Worcester Polytechnic                                                   1,638,334.726               6.01%
100 Institute Road
Worcester, Massachusetts  01609

Sunkist Master Trust                                                    1,564,723.314               5.74%
14130 Riverside Drive
Sherman Oaks, California  91423

Administrative
FIIOC as Agent for Certain Employee Benefits Plan**                       136,411.162              98.55%
100 Magellan KW1C
Covington, Kentucky  41015

PIMCO Global Bond Fund II

Institutional
Canterbury/Uniform Code Council                                         1,733,156.005              59.29%*
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

GMP & Employers Retiree Trust                                             973,462.150              33.30%
MIDF965N032
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

Class A
MLPF&S For the Sole Benefit of its Customers**                             33,294.350              11.97%
Attention: Fund Administration #97RD3
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class B
MLPF&S For the Sole Benefit of its Customers**                            106,318.752              23.03%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers**                            110,952.352              18.79%
Attention: Fund Administration #97UU0
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

PIMCO Foreign Bond Fund

Institutional
Charles Schwab & Co., Inc. Rein**                                      27,396,348.183              56.12%*
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Donaldson Lufkin Jennrette**                                            9,573,061.379              19.61%
1 Pershing Plaza
P. O. Box 2052
Jersey City, New Jersey  07399

Administrative
CBNA FBO Clients of Benefit Plans                                         133,102.319              68.87%
1500 Genesee Street
Utica, New York  13502

National Financial Services Corporation**                                  41,234.933              21.33%
1 World Financial Center
200  Liberty Street
New York, New York 10281

Class A
MLPF&S For the Sole Benefit of its Customers**                            174,911.692               6.68%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class B
MLPF&S For the Sole Benefit of its Customers**                            194,738.902               9.94%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers**                            169,912.720               6.25%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                              742,027.473              99.46%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO International Bond Fund

Institutional
State Universities Retirement                                           3,730,019.978               6.61%
c/o Northern Trust Company
P.O. Box 92956
Chicago, Illinois  60675

Commonwealth of Pennsylvania                                            3,190,013.870               5.66%
Public School Employees Retire System
c/o Provident National Bank
200 Stevens Drive, Suite 440
Lester, Pennsylvania  19113

Northern Trust Company FBO: Lucent                                      2,956,689.906               5.24%
Technologies Inc. Master A/C 2251940
P. O. Box 92923
Chicago, Illinois  60675

Chevron Corporation                                                     2,919,518.093               5.18%
Bankers Trust Company
P. O. Box 1008
Church Street Station
New York, New York  10008

PIMCO Emerging Markets Bond Fund

Institutional
Pacific Investment Management Company                                     403,650.417              84.13%*
840 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc. Rein**                                          51,225.456              10.68%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
PIMCO Advisors L.P.                                                        15,531.413             100.00%
800 Newport Center Drive
Newport Beach, California  92660

Class A
MLPF&S For the Sole Benefit of its Customers**                              4,869.000              21.48%
Attention: Fund Administration #97RD2
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Painewebber for the Benefit of L.A. Razette &                               3,275.084              14.45%
Clara M. Razette JTWROS
3357 Sabal Springs Blvd.
North Fort Myers, Florida  33917-2023

Julie D. Roth TR                                                            3,218.585              14.20%
UA JUN 06 96
J&M Roth Family Trust
34300 Lantern Bay Drive, Apt. 9
Dana Point, California  92629-2858

Steve M. Foulke & Maria M. Foulke                                           2,425.940              10.70%
Community Property
1 Altimira
Coto de Caza, California  92679-4901

Patricia D. Rodilosso Cust.                                                 2,266.035              10.00%
FBO Christopher Adam Rodilosso
Unif GIFT MIN ACT NJ
9 River Edge Drive
Rumson, New Jersey  07760-1025

Thomas Rodilosso &                                                          1,735.334               7.66%
Patricia D. Rodilosso
Joint TEN WROS NOT TC
9 River Edge Drive
Rumson, New Jersey  07760-1025

Patricia D. Rodilosso Cust.                                                 1,180.665               5.21%
FBO Matthew Rodilosso
Unif GIFT MIN ACT NJ
9 River Edge Drive
Rumson, New Jersey  07760-1025

Class B
Donaldson Lufkin Jenrette Securities Corp. Inc.**                           8,741.364              17.01%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

MLPF&S For the Sole Benefit of its Customers**                              8,603.000              16.74%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

PaineWebber FBO                                                             4,908.206               9.55%
Rosalyn Helford
1655 Lake Cook Road, Apt. 149
Highland Park, Illinois  60035-4400

Harvey W. Loyd                                                              4,805.451               9.35%
P.O. Box 203
Bridgeport, Alabama  35740-0203

PaineWebber FBO                                                             3,528.433               6.87%
Richard Hirschtritt TTEE
The Bess Waller Trust UAD 5 24 84
C/O Abranson and Fox
1 East Wacker Drive, Suite 3800
Chicago, Illinois  60601-2005

Class C
MLPF&S For the Sole Benefit of its Customers**                              7,828.194              26.05%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

NFSC FEBO #120-077852                                                       5,201.855              17.31%
FMT CO CUST IRA
FBO John J. Jordan
P. O. Box 466
Rye Beach, New Hampshire  03871

CIBC Oppenheimer Corp. FBO                                                  4,176.072              13.90%
020-66126-24
P. O. Box 3484
Church Street Station
New York, New York  10008-8484

Raymond James & Assoc. Inc.                                                 3,489.592              11.61%
For Elite Acct #82729810
Janet A. Delsantro
REV Trust UA DTD 3 23 98
14505 Aeries Way Drive, Apt. 224
Fort Meyers, Florida  33912-1721

Orlin TE SLAA TR                                                            3,472.222              11.56%
Patrick J. Rowland Rev Trust
U/A Dated 12/7/93 as Amended
3800 W. 80th Street
Bloomington, Minnesota  55431-4420

PIMCO Emerging Markets Bond Fund II

Institutional
Northeast Utilities                                                     2,032,468.426              15.82%
IT Division 027-002C
20 Cabot Road
Medford, Massachusetts  02155-5160

Northern Trust Company FBO:                                             1,902,771.721              14.81%
Deluxe Corporation #22-53693
P.O. Box 92923
Chicago, Illinois  60675

Nebraska Public Employees Retirement System                               870,653.081               6.78%
P. O. Box 1992
Boston, Massachusetts  02105-1992

Olin Corporation                                                          762,821.104               5.94%
c/o BT Services Tennessee, Inc.
648 Grassemere Business Park Road
Advisors Services Group, 2nd Floor
Nashville, Tennessee  37211

Midwest Operating Engineers                                               716,514.832               5.58%
P. O. Box 92923
Chicago, Illinois  60675

Samaritan Health System                                                   670,047.088               5.22%
P.O. Box 92923
Chicago, Illinois  60675

Northern Trust Company FBO Tektronix Inc.                                 657,521.729               5.12%
P.O. Box 92923
Chicago, Illinois  60675

PIMCO Municipal Bond Fund

Institutional
James L. Parker TTEE Lyda Hunt - Maragaret Trust                          178,303.663              30.73%
5000 Thanksgiving Tower
1601 Elm Street
Dallas, Texas  75201-7254

Brent R. Harris or Elizabeth E. Harris, JTWROS                            148,787.233              25.65%
c/o 800 Newport Center Drive
Newport Beach, California  92660

Phyllis K. Curtis                                                          72,534.274              12.50%
14158 N. W. Bronson Creek Drive
Portland, Oregon  97229

MediaOne VEBA Trust                                                        60,002.301              10.34%
188 Inverness Drive West
Englewood, Colorado  80112

National Investors Services Corp. For The                                  38,050.876               6.56%
Exclusive Benefit of Our Customers
55 Water Street, 32nd Floor
New York, New York  10041-3299

Nelly B. Monroe                                                            34,991.912               6.03%
57 Long Hill Farm
Guilford, Connecticut  06437

John L. Johnson                                                            34,464.698               5.94%
7831 Stanford
Dallas, Texas  75225-8209

Administrative
James Brownlee & Carla Brownlee TEN COM                                    11,045.007              12.55%
2652 N. 3853rd Road
Sheridan, Illinois  60551-9570

PIMCO Advisors L.P.                                                         7,608.696               8.65%
800 Newport Center Drive
Newport Beach, California  92660

Joy L. McNeese                                                              7,112.593               8.08%
8438 Porter Lane
Alexandria, Virginia  22308-2142

David L. Scrase                                                             6,157.635               7.00%
IMPAC
16 Calle Cholla
Placitas, New Mexico  87043-9310

William C. Tidball & Ann G. Tidball JT WROS                                 6,027.991               6.85%
5669 Rayburn Avenue
Alexandria, Virginia 22311-5704

Elizabeth A. Maloney                                                        4,960.339               5.64%
6021 Landon Lane
Bethesda, Maryland  20817-6256

Isabelle Lightfoot Wilson                                                   4,527.644               5.15%
17 Gloucester Court
Eastampton, New Jersey  08060-3229

Class A
MLPF&S For the Sole Benefit of its Customers **                           201,027.814              29.17%
Attention: Fund Administration #97RD3
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Nationsbanc Montgomery Securities                                          86,554.924              12.56%
712-02020-10
Attention: Mutual Funds - 4th Floor
600 Montgomery Street
San Francisco, California 94111

Joseph R White                                                             80,856.805              11.73%
P. O. Box 572
Waltham, Massachusetts 02254-0572

Duane B. Hopper and Anne D. Hopper JTWROS                                  34,713.822               5.04%
P.O. Box 5123
Charlottesville, Virginia  22905-5123

Class B
MLPF&S For the Sole Benefit of its Customers **                           132,587.450              23.28%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Dain Rauscher Incorporated FBO                                             66,529.644              11.68%
K. K. Kinsey Trustee
K. K. Kinsey Rev Intervivos TR
UA DTD 04-18-1997
2801 NE 14th Street
Ft. Lauderdale, Florida  33304

Prudential Securities Inc. FBO                                             57,846.124              10.16%
Ruth G. Battel
6 Willowbank Ct.
Mahwah, New Jersey  07430-2909

Class C
MLPF&S For the Sole Benefit of its Customers**                            596,309.474              16.01%
Attention: Fund Administration #97UU0
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                               23,786.192              69.61%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO Strategic Balanced Fund

Institutional
California Community Foundation                                         2,583,682.546              46.86%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Carpenters Health and Security Trust                                    2,107,398.696              38.22%*
of Western Washington
P.O. Box 1929
Seattle, Washington  98111

Pacific Asset Management LLC                                              569,336.779              10.33%
700 Newport Center Drive
Newport Beach, California  92660-6307

Class D
PIMCO Advisors L.P.                                                         8,704.955              64.43%
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc.**                                                3,928.498              29.08%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO StocksPLUS Fund

Institutional
Charles Schwab & Co., Inc. Rein**                                       5,060,172.095              14.46%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

St. Cloud Hospital                                                      3,315,341.011               9.47%
1406 6th Avenue N.
St. Cloud, Minnesota  56301

Firstar Trust Company Agent                                             2,161,780.804               6.18%
Firstar Des Moines TTEE Iowa Methodist Medical Center
P.O. Box 1787
Milwaukee, Wisconsin  53201

Administrative
Colorado County Off and Emp (Sungard)                                     546,879.031              71.60%
1666 S. University Blvd. #D
Denver, Colorado  80210

New York Life Trust Company                                                76,250.778               9.98%
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation**                                  69,495.952               9.10%
1 World Financial Center
200  Liberty Street
New York, New York 10281

Public Service of New Mexico #90701                                        58,448.145               7.65%
The Vanguard Group
P. O. Box 2600 VM 421
Valley Forge, Pennsylvania  19482

Class A
MLPF&S For the Sole Benefit of its Customers**                          1,229,121.372              12.23%
Attention: Fund Administration #97M34
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

FTC & Co.**                                                               580,168.186               5.77%
Attention:  Datalynx #179
P. O. Box 173736
Denver, Colorado  80217-3736

Class B
MLPF&S For the Sole Benefit of its Customers**                          2,735,180.596              14.43%
Attention: Fund Administration #97M35
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class C
MLPF&S For the Sole Benefit of its Customers**                          2,727,499.972              16.96%
Attention: Fund Administration #97M36
4800 Deer Lake Drive E. Floor 3
Jacksonville, Florida 32246-6484

Class D
Charles Schwab & Co., Inc.**                                              105,470.184              92.31%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the

Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

Year 2000 Compliance Efforts

     Many of the world's computer systems may be unable to correctly recognize, interpret or use dates beyond the year 1999. This inability might lead to significant business disruptions. PIMCO Advisors and PIMCO are taking steps to assure that their computer systems will function properly. PIMCO Advisors has designated a team of information and business professionals to address the Year 2000 problem and developed a written Year 2000 Plan.

     The PIMCO Advisors Year 2000 Plan consists of five general phases:
Awareness, Assessment, Remediation, Testing, and Implementation. During the Awareness phase, the Year 2000 team informs the employees of PIMCO Advisors and its subsidiaries, including the highest levels of management, about the Year 2000 problem. A written Year 2000 Plan and budget is prepared and approved by the PIMCO Advisors Management Board. During the Assessment phase, the Year 2000 team prepares an inventory of information technology ("IT") and non-IT systems used in PIMCO Advisors and its subsidiaries business. Systems are classified as software, hardware, and embedded chips. Separately, systems are also classified as mission critical and non-mission critical systems. As the inventory is compiled and verified, each system is preliminarily assessed for Year 2000 compliance. This preliminary assessment is made by obtaining manufacturers' representations that a given product is Year 2000 compliant or other evidence of compliance. Systems for which no such evidence can be obtained are identified as candidates for correction or replacement ("Remediation"). During the Remediation phase, software, hardware, and embedded chips identified during the Assessment phase to be non-Year 2000 compliant are corrected or replaced. Necessarily, further corrections and replacements may need to be made after the Remediation phase has been completed as a result of problems identified during the Testing phase or otherwise. During the Testing phase, PIMCO Advisors performs internal testing, point-to-point testing, and industry testing programs. Testing generally will be performed in order of criticality (mission critical, then non-mission critical). PIMCO Advisors does not plan to test non-mission critical systems that are not used in its business (e.g., software applications incidentally installed on PCs). PIMCO Advisors and PIMCO plan on participating in the Securities Industry Association's industry-wide testing forum. During the Implementation phase, systems that have been tested and identified as being Year 2000 Compliant are put into normal business operation and contingency plans are finalized.

     As all investment advisers, PIMCO Advisors' and PIMCO's business operations are heavily dependent upon a complex worldwide network of financial systems that utilize date fields. PIMCO Advisors' and PIMCO's ability to endure any adverse effects of the transition to Year 2000 is highly dependent upon the efforts of third parties, particularly brokers, dealers, and custodians. The failure of third party organizations to resolve their own processing issues with respect to the Year 2000 Problem in a timely manner could have a material adverse effect on PIMCO Advisors' or PIMCO's business. The management of PIMCO Advisors and PIMCO believe that the transition to Year 2000 will not have a material adverse effect on their business or operations as of the date of this Statement of Additional Information. However, complications as yet unidentified may arise in internal or external systems, with data providers, with other securities firms or institutions, with other counterparties, or even with general economic conditions related to the Year 2000 in general. Although PIMCO Advisors' efforts and expenditures on Year 2000 issues are substantial, there can be no assurances that clients or others will not suffer from disruptions or adverse results arising as a consequence of entering Year 2000.

Custodian, Transfer Agent and Dividend Disbursing Agent

     Investors Fiduciary Trust Company ("IFTC") 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Pursuant to a sub-custody agreement between IFTC and State Street Bank and Trust Company ("State Street"), State Street serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

     National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, Missouri serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. First Data Investor Services Group, Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class D shares of the Funds.

Independent Accountants

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

Counsel

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 1998 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon dated May 22, 1998, are incorporated by reference from the Trust's 1998 Annual Reports, and unaudited financial statements as of September 30, 1998 for the period then ending are incorporated from the Trust's September 30, 1998 Semiannual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference. Financial statements for the PIMCO Municipal Bond Fund as of March 31, 1998, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated May 22, 1998, are included herein.

                       Report of Independent Accountants


May 22, 1998


To the Board of Trustees and
Shareholders of the PIMCO Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of income, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Municipal Bond Fund (the "Fund") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period January 2, 1998 (commencement of operations) through March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                       STATEMENT OF ASSETS & LIABILITIES
                                March 31, 1998

ASSETS:
   Investments at value (cost $2,942,244)                            $2,933,369
   Cash                                                                     149
   Receivable for securities sold                                       148,896
   Interest receivable                                                   40,932
                                                                     ----------
      Total Assets                                                    3,123,346
                                                                     ----------
LIABILITIES:
   Payable for investments purchased                                     98,734
   Accrued advisory fee                                                     639
   Accrued administration fee                                               639
   Other                                                                     31
      Total Liabilities                                                 100,043
                                                                     ----------
NET ASSETS:                                                          $3,023,303
                                                                     ==========
   Net assets consist of:
      Paid-in capital                                                $3,032,779
      Accumulated undistributed realized loss                              (560)
      Distributions in excess of net investment income prior years          (41)
      Unrealized depreciation                                            (8,875)
   Net assets                                                        $3,023,303
                                                                     ==========
   Net asset value per share* (303,272 shares outstanding)           $     9.97
                                                                     ==========

   *Offering price.


                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                            STATEMENT OF OPERATIONS
            FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998

INTEREST INCOME:                                                $36,345

EXPENSES
   Advisory fees                                                  1,800
   Administration fees                                            1,800
   Trustees' fee                                                      7
                                                                -------
      Total Expenses                                              3,607
                                                                -------
NET INVESTMENT INCOME                                            32,738
                                                                -------

NET REALIZED AND UNREALIZED LOSS:
   Net realized loss on investments                                (560)
   Net unrealized depreciation on investments                    (8,875)
                                                                -------
      Net loss                                                   (9,435)
                                                                -------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                $23,303
                                                                =======

* Commencement of operations

                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998

INCREASE IN NET ASSETS FROM:
Operations:
   Net investment income                                            $   32,738
   Net realized loss on investments                                       (560)
   Net unrealized depreciation on investments                           (8,875)
                                                                    ----------
      Net increase (decrease) resulting from operations                 23,303
                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDER:
   Net investment income                                               (32,780)

FUND SHARE TRANSACTIONS:
   Receipts for shares sold                                          3,000,000
   Issued as reinvestment of distributions                              32,780
                                                                    ----------
      Net increase from fund share transactions                      3,032,780
                                                                    ----------
TOTAL INCREASE IN NET ASSETS                                        $3,023,303
                                                                    ==========
NET ASSETS:
   Beginning of period                                              $
                                                                    ----------
   End of period**                                                  $3,023,303
                                                                    ----------
   **Including net undistributed (overdistributed)
     investment income of:                                          $      (41)
                                                                    ----------


*Commencement of operations.

                       See Notes to Financial Statements

                                  PIMCO FUNDS
                              MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
             FOR THE PERIOD JANUARY 2, 1998* THROUGH MARCH 31, 1998

Net Asset Value at Beginning of Period                              $10.00
   Net investment income                                              0.11
   Net realized/unrealized loss on investments                       (0.03)
                                                                    ------
      Total income from operations                                    0.08
                                                                    ------
Dividends from net investment income                                 (0.11)
                                                                    ------
Net Asset Value at End of Period                                      9.97
                                                                    ------

Total Return                                                          0.77%

Ratio of expenses to net average assets**                             0.50%

Ratio of net investment income to average net assets**                4.46%

Portfolio turnover rate                                              60.41%

Net assets (000's)                                                  $3,023

*Commencement of operations.
**Annualized.

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Notes to Financial Statements - March 31, 1998
________________________________________________________________________________


1.   Organization

     PIMCO Funds (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of twenty-five separate investment funds. Information presented in these financial statements pertains only to the Municipal Bond Fund (the "Fund"). The Fund commenced operation on January 2, 1998. The Fund seeks high current income exempt from federal income tax, consistent with the preservation of capital. The Fund is authorized to offer six classes of shares. As of March 31, 1998 the Fund has only one class of shares outstanding; the Institutional Class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     Security Valuation. Portfolio securities and other financial instruments for which market quotations are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market markers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

     Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis commencing on the settlement date of the transaction, and includes the accretion of discounts and amortization of premiums.

     Dividends and Distributions to Shareholders. Dividends from net investment income of the Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

PIMCO FUNDS
Municipal Bond Fund
Notes to Financial Statements - March 31, 1998
________________________________________________________________________________


     These differences are primarily due to differing treatments for such items as wash sales, net operating losses and capital loss carryforwards.

     Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

     Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Fees, Expenses, and Related Party Transactions

     Investment Advisory Fee. Pacific Investment Management Company ("PIMCO") serves as investment adviser (the "Adviser") to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee based on average daily net assets of the Fund at an annual rate of 0.25% from the Fund.

     Administration Fee.  PIMCO also serves as administrator (the
     "Administrator"), and provides administrative services to the Fund for which it receives a monthly fee based on average daily net assets of the Fund at an annual rate of 0.25% from the Fund.

     Other Expenses. The Fund is responsible for certain other expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
     (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses;
     (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit;
     (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

4.   Purchases and Sales of Securities

     The aggregate cost of purchases and proceeds from the sales of securities, excluding short-term securities, for the period ended March 31, 1998 were $4,716,478 and $1,779,140, respectively.

PIMCO FUNDS
Municipal Bond Fund
Notes to Financial Statements - March 31, 1998
________________________________________________________________________________


5.   Shares of Beneficial Interest

     As of March 31, 1998, the Fund has 303,272 Institutional Class shares outstanding, all of which are owned by PIMCO. Activity during the period was as follows:

               Shares sold                              300,000
               Issued as reinvestment of dividends        3,272
               Redeemed                                      --
                                                        -------
               Net Increase                             303,272
                                                        -------

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998
________________________________________________________________________________

                                                                     Maturity             Principal
Security                                                               Date       Rate      Amount     Value
______________________________________________________________________________________________________________
MUNICIPAL BONDS AND NOTES (96.83%)
   Alabama                4.86%
       Huntsville HLTH SER A                                         6/01/2017   5.000%    150,000    $146,813
                                                                                                      --------
                                                                                                       146,813
                                                                                                      --------
   Arizona                4.95%
       PIMA County, Arizona Community College District               7/01/2016   5.000%    150,000     149,625
                                                                                                      --------
                                                                                                       149,625
                                                                                                      --------
   California             8.25%
       Los Angeles County Metropolitan Transportation Authority      7/01/2018   4.750%    150,000     141,563
       Southern California Public Power Authority                    7/01/2005   5.500%    100,000     107,750
                                                                                                      --------
                                                                                                       249,313
                                                                                                      --------
   Colorado               4.79%
       E-470 Public Highway Authority Colorado Redevelopment         9/01/2026   5.000%    150,000     144,938
                                                                                                      --------
                                                                                                       144,938
                                                                                                      --------
   District of Columbia   4.90%
       District of Columbia Revenue                                  2/01/2011   4.750%    150,000     148,125
                                                                                                      --------
                                                                                                       148,125
                                                                                                      --------
   Georgia                3.49 %
       Dawson County School District                                 4/01/2012   4.900%    105,000     105,656
                                                                                                      --------
                                                                                                       105,656
                                                                                                      --------
   Massachusetts          9.77%
       Massachusetts-CONS LN-SER C                                   8/01/2017   5.000%    150,000     146,625
       METHUEN (FGIC)                                               11/01/2016   5.000%    150,000     148,875
                                                                                                      --------
                                                                                                       295,500
                                                                                                      --------
   Michigan               3.29%
       Michigan State Building Authority Revenue Bonds              10/15/2014   5.000%    100,000      99,375
                                                                                                      --------
                                                                                                        99,375
                                                                                                      --------

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998
________________________________________________________________________________

                                                                     Maturity             Principal
Security                                                               Date       Rate      Amount     Value
______________________________________________________________________________________________________________
   Mississippi            4.96%
       Mississippi State Dept. Corrections CTF                       1/01/2008   4.600%    150,000     150,000
                                                                                                      --------
                                                                                                       150,000
                                                                                                      --------
   New Jersey             9.87%
       New Jersey State Transportation TR FD                         6/15/2018   5.000%    150,000     147,750
       Rutgers State University, New Jersey                          5/01/2011   4.800%    150,000     150,563
                                                                                                      --------
                                                                                                       298,313
                                                                                                      --------
   New Mexico             4.94%
       Bernalillo County, New Mexico                                12/01/2013   4.750%    150,000     149,250
                                                                                                      --------
                                                                                                       149,250
                                                                                                      --------
   New York               6.53%
       New York Dorm-St. Clare Hosp B                                2/15/2009   4.900%    100,000      98,625
       New York State Urban Development Corp.                        1/01/2009   4.800%    100,000      98,875
                                                                                                      --------
                                                                                                       197,500
                                                                                                      --------
   Ohio                   3.34%
       Ohio State PUB FACS COMMN                                    11/01/1999   4.500%    100,000     101,125
                                                                                                      --------
                                                                                                       101,125
                                                                                                      --------
   Puerto Rico            4.92%
       Puerto Rico Commonwealth Aqueduct & Sewer                     7/01/2015   5.000%    150,000     148,875
                                                                                                      --------
                                                                                                       148,875
                                                                                                      --------
   Texas                  14.70%
       Beaumont, Texas Indpt Sch Dist                                2/15/2016   5.000%    150,000     147,938
       Pflugerville, Texas Independent School District               8/15/2017   5.000%    150,000     146,813
       Waco, Texas                                                   2/01/2011   4.800%    150,000     149,810
                                                                                                      --------
                                                                                                       444,561
                                                                                                      --------

                       See Notes to Financial Statements

PIMCO FUNDS
Municipal Bond Fund
Schedule of Investments - March 31, 1998
________________________________________________________________________________

                                                                     Maturity             Principal
Security                                                               Date       Rate      Amount     Value
_______________________________________________________________________________________________________________

   Washington  3.27%
       King Hospital 1 REF AMBAC                                     9/01/2010   4.750%    100,000       98,500
                                                                                                     ----------
                                                                                                         98,500
                                                                                                     ----------
   Total Municipal Bonds and Notes (Cost $2,936,344)                                                 $2,927,469
                                                                                                     ==========

   Short-Term Instruments  0.20%
       State Street Global Advisors Tax Free Money Market*           4/1/1998    3.070%      5,900   $    5,900
                                                                                                     ----------
       (Cost $5,900)                                                                                      5,900
                                                                                                     ----------
   Total Investments (Total Costs:  $2,942,244)**                                                    $2,933,369
                                                                                                     ----------
   Other Assets and Liabilities (2.97%)                                                                  89,934
                                                                                                     ----------
   Net Assets (100%)                                                                                 $3,023,303
                                                                                                     ==========

   *   The 7 day annualized yield was 3.11% at March 31, 1998.

   ** At March 31, 1998, net unrealized depreciation for tax purposes was $8,875, which is comprised of gross appreciation of $5,776 and gross depreciation of $14,651. The tax cost of investments is $2,942,244.

                       See Notes to Financial Statements

                          PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a) Financial statements for the Trust as of March 31, 1998, and for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, dated May 22, 1998 are incorporated by reference from the Annual Reports. Financial statements for the Trust as of September 30, 1998, and for its period then ended, including notes thereto, are incorporated by reference from the Semiannual Reports. Financial statements for PIMCO Municipal Bond Fund as of March 31, 1998, including notes thereto, and the report of PricewaterhouseCoopers LLP thereon, dated May 22, 1998, are included in the Statement of Additional Information.

(b)  Exhibits

     (1)  (i)    Declaration of Trust of Registrant/8/

          (ii) Form of Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest/9/

          (iii) Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Long Duration Fund/12/

          (iv) Form of Establishment and Designation of Series of Shares of Beneficial Interest Relating to Convertible Bond Fund/13/

     (2)  Form of By-laws of Registrant/8/

     (3)  Not applicable

     (4)  Not applicable

     (5)  (i)    Form of Investment Advisory Contract/8/

          (ii)   Form of Amendment to Investment Advisory Contract/8/

          (iii) Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/3/

          (iv) Form of Supplement to Investment Advisory Contract Relating to Balanced Fund/4/

          (v) Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II/6/

          (vi) Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund/6/

          (vii) Form of Supplement to Investment Advisory Contract Relating to Low Duration Mortgage Fund, Total Return Mortgage Fund, Emerging Markets Bond Fund, and Emerging Markets Bond Fund II/7/

          (viii) Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund /10/

          (ix) Form of Supplement to Investment Advisory Contract Relating to Long Duration Fund/12/

          (x) Form of Supplement to Investment Advisory Contract Relating to Convertible Bond Fund

     (6)  (i)    Form of Amended and Restated Distribution Contract /10/

          (ii) Form of Supplement to Distribution Contract Relating to Long Duration Fund/12/

          (iii) Form of Supplement to Distribution Contract Relating to Convertible Bond Fund

     (7)  Not applicable

     (8)  Form of Custodian Agreement/8/

     (9)  (i)    Form of Amended and Restated Administration Agreement /10/

          (ii) Form of Supplement to Amended and Restated Administration Agreement relating to Long Duration Fund/12/

          (iii) Form of Supplement to Amended and Restated Administration Agreement Relating to Convertible Bond Fund

          (iv)   Form of Shareholder Servicing Agreement /10/

          (v)    Form of Transfer Agency Agreement/8/

          (vi) Form of Transfer Agency Agreement with Shareholder Services, Inc./2/

     (10)  (i)    Opinion of Counsel/11/

           (ii)   Consent of Counsel/8/

     (11)  Consents of Price Waterhouse LLP

     (12)  Not applicable

     (13)  Not applicable

     (14)  Not applicable

     (15)  (i)    Form of Distribution and Servicing Plan for Class A Shares/5/

           (ii)   Form of Distribution and Servicing Plan for Class B Shares/5/

           (iii)  Form of Distribution and Servicing Plan for Class C Shares/5/

           (iv) Form of Amended and Restated Distribution Plan for Administrative Class Shares/8/

           (v) Form of Amended and Restated Administrative Services Plan for Administrative Class Shares/8/

           (vi)   Form of Distribution and Servicing Plan for Class J Shares *

           (vii)  Form of Distribution and Servicing Plan for Class K Shares *

     (16)  Calculation of Performance/1/

     (17)  Financial Data Schedules

     (18) Form of Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3/12/

     (19)  Powers of Attorney and Secretary's Certificate/7/

     _____________________

     *    To be filed by amendment.

     /1/  Filed with Post-Effective Amendment No. 23 on June 1, 1995.

     /2/ Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995.

     /3/  Filed with Post-Effective Amendment No. 27 on January 16, 1996.

     /4/  Filed with Post-Effective Amendment No. 28 on April 1, 1996.

     /5/ Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996.

     /6/  Filed with Post Effective Amendment No. 33 on January 13, 1997.

     /7/  Filed with Post-Effective Amendment No. 36 on July 11, 1997.

     /8/  Filed with Post-Effective Amendment No. 37 on November 17, 1997.

     /9/  Filed with Post-Effective Amendment No. 39 on January 15, 1998.

     /10/ Filed with Post-Effective Amendment No. 40 on March 13, 1998.

     /11/ Filed with Post-Effective Amendment No. 41 on July 31, 1998.

     /12/ Filed with Post-Effective Amendment No. 42 on September 11, 1998.

     /13/ Filed with Post-Effective Amendment No. 43 on January 15, 1999.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

     No person is controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

     N/A

Item 27.  Indemnification
          ---------------

     Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The directors and officers of PIMCO and their business and other connections are as follows:

Name                       Business and Other Connections
----                       ------------------------------
Allan, George C.           Senior Vice President, PIMCO and PIMCO Management, Inc.

Ariza, Jr., Augustine      Vice President, PIMCO and PIMCO Management, Inc.

Arnold, Tamara J.          Senior Vice President, PIMCO and PIMCO Management, Inc.

Asay, Michael R.           Senior Vice President, PIMCO and PIMCO Management, Inc.

Baker, Brian P.            Vice President, PIMCO and PIMCO Management, Inc.

Barbi, Leslie A.           Executive Vice President, PIMCO and PIMCO Management, Inc.

Beaumont, Stephen B.       Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II        Managing Director, PIMCO; Director and Managing Director,
                           PIMCO Management, Inc.; Member of PIMCO Partners LLC.

Bishop, Gregory A.         Vice President, PIMCO and PIMCO Management, Inc.

Brynjolfsson, John B.      Senior Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------
Burns, R. Wesley           Managing Director, PIMCO and PIMCO Management, Inc.; President
                           and Trustee of the Trust and PIMCO Variable Insurance Trust;
                           President and Director of PIMCO Commercial Mortgage Securities
                           Trust, Inc.; Executive Vice President, PIMCO Funds:
                           Multi-Manager Series; Director, PIMCO Advisors Funds plc.

Callin, Sabrina C.         Vice President, PIMCO and PIMCO Management, Inc.

Clark, Marcia K.           Vice President, PIMCO and PIMCO Management, Inc.

Cohen, Carl J.             Vice President, PIMCO and PIMCO Management, Inc.

Coleman, Jerry             Vice President, PIMCO and PIMCO Management, Inc.

Cummings, Doug             Vice President, PIMCO and PIMCO Management, Inc.

Cupps, Wendy W.            Senior Vice President, PIMCO and PIMCO Management, Inc.

Dialynas, Chris            Managing Director, PIMCO and PIMCO Management, Inc.

Dorff, David J.            Vice President, PIMCO and PIMCO Management, Inc.

Dow, Michael               Senior Vice President, PIMCO, PIMCO Management, Inc. and
                           the Trust.

Dunn, Anita                Vice President, PIMCO and PIMCO Management, Inc.

Durn, Sandra               Vice President, PIMCO

Ehlert, A. Benjamin        Executive Vice President, PIMCO and PIMCO Management, Inc.

Ettl, Robert A.            Executive Senior Vice President, PIMCO and PIMCO
                           Management, Inc.

Evans, Stephanie D.        Vice President, PIMCO and PIMCO Management, Inc.

Faillace, Anthony L.       Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------
Fitzgerald, Robert M.      Chief Financial Officer and Treasurer, PIMCO, PIMCO Management,
                           Inc., Cadence Capital Management, Inc., NFJ Investment Group,
                           NFJ Management, Inc., Parametric Portfolio Associates,
                           Parametric Management Inc., StocksPLUS Management Inc. and
                           PIMCO Funds Distributors LLC; Chief Financial Officer and
                           Assistant Treasurer, Cadence Capital Management; Chief
                           Financial Officer and Treasurer, Columbus Circle Investors and
                           Columbus Circle Investors Management Inc.; Chief Financial
                           Officer, Columbus Circle Trust Company; Director, Senior Vice
                           President and Chief Financial Officer, Oppenheimer Group, Inc.;
                           Chief Financial Officer and Senior Vice President, PIMCO
                           Advisors; Director, Senior Vice President and Chief Financial
                           Officer, PIMCO Global Advisors LLC.

Foulke, Steve A.           Vice President, PIMCO and PIMCO Management, Inc.

Garbuzov, Yuri P.          Vice President, PIMCO and PIMCO Management, Inc.

Gross, William H.          Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Director and Vice President, StocksPLUS
                           Management, Inc.; Senior Vice President of the Trust and PIMCO
                           Variable Insurance Trust; Member of Management Board, PIMCO
                           Advisors; Member of PIMCO Partners LLC.

Hague, John L.             Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Member of PIMCO Partners LLC.

Hally, Gordon C.           Executive Vice President, PIMCO and PIMCO Management, Inc.

Hamalainen, Pasi M.        Executive Vice President, PIMCO and PIMCO Management, Inc.

Hardaway, John P.          Senior Vice President, PIMCO and PIMCO Management, Inc.;
                           Treasurer of the Trust, PIMCO Variable Insurance Trust, PIMCO
                           Funds: Multi-Manager Series and PIMCO Commercial Mortgage
                           Securities Trust, Inc.

Name                       Business and Other Connections
----                       ------------------------------
Harris, Brent R.           Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Director and Vice President, StocksPLUS
                           Management, Inc.; Trustee and Chairman of the Trust and PIMCO
                           Commercial Mortgage Securities Trust, Inc.; Member of
                           Management Board, PIMCO Advisors; Chairman, PIMCO Variable
                           Insurance Trust; Member of PIMCO Partners LLC.

Hattesohl, Joseph D.       Vice President, PIMCO and PIMCO Management, Inc. Assistant
                           Treasurer, the Trust, PIMCO Variable Insurance Trust, PIMCO
                           Funds: Multi-Manager Series and PIMCO Commercial Mortgage
                           Securities Trust, Inc.

Hayes, Raymond C.          Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Herin, Robert G.           Vice President, PIMCO and PIMCO Management, Inc.

Hinman, David C.           Senior Vice President, PIMCO and PIMCO Management, Inc.

Hocson, Liza               Vice President, PIMCO and PIMCO Management, Inc.

Hodge, Douglas M.          Executive Vice President, PIMCO and PIMCO Management, Inc.

Holden, Brent L.           Executive Vice President, PIMCO and PIMCO Management, Inc.

Holloway, Dwight F., Jr.   Senior Vice President, PIMCO and PIMCO Management, Inc.

Howe, Jane T.              Vice President, PIMCO and PIMCO Management, Inc.

Hudoff, Mark               Senior Vice President, PIMCO and PIMCO Management, Inc.

Isberg, Margaret E.        Managing Director, PIMCO and PIMCO Management, Inc.; Senior
                           Vice President of the Trust.

Kelleher, Thomas J.        Vice President, PIMCO and PIMCO Management, Inc.

Keller, James M.           Senior Vice President, PIMCO, PIMCO Management, Inc. and
                           the Trust.

Kennedy, Raymond G.        Senior Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------
Kiesel, Mark R.            Vice President, PIMCO and PIMCO Management, Inc.

Kilmer, Sharon             Executive Vice President, PIMCO and PIMCO Management, Inc.

Kirkbaumer, Steven P.      Vice President, PIMCO and PIMCO Management, Inc.

Larsen, Henrik P.          Vice President, PIMCO Commercial Mortgage Securities Trust,
                           Inc., PIMCO Variable Insurance Trust, and the Trust.

Loftus, John S.            Executive Vice President, PIMCO and PIMCO Management, Inc.;
                           Vice President and Assistant Secretary, StocksPLUS
                           Management, Inc.

Lown, David                Vice President, PIMCO and PIMCO Management, Inc.

Ludwig, Daniel T.          Vice President of Trust

Lyon, Laura, M.            Vice President, PIMCO and PIMCO Management, Inc.

Mallegol, Andre J.         Vice President, PIMCO and PIMCO Management, Inc.

Martin, Scott W.           Vice President, PIMCO and PIMCO Management, Inc.

Martini, Michael E.        Vice President, PIMCO and PIMCO Management, Inc.

Mather, Scott A.           Senior Vice President, PIMCO

Mayer, Benjamin L.         Vice President, PIMCO and PIMCO Management, Inc.

McDevitt, Joseph E.        Executive Vice President, PIMCO and PIMCO Management, Inc.;
                           Director and Chief Executive Officer, PIMCO Global Advisors
                           (Europe) Limited.

Metsch, Mark E.            Vice President, PIMCO and PIMCO Management, Inc.

Molloy, Marie              Vice President, PIMCO and PIMCO Management, Inc.

Muzzy, James F.            Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Director and Vice President, StocksPLUS
                           Management, Inc.; Member of PIMCO Partners LLC; Vice President
                           of the Trust.

Name                       Business and Other Connections
----                       ------------------------------
Nakamura, Doris S.         Vice President, PIMCO and PIMCO Management, Inc.

Nellemann, Mark D.         Vice President, PIMCO and PIMCO Management, Inc.

Nguyen, Vinh T.            Controller, PIMCO; Vice President and Controller, PIMCO
                           Advisors, Columbus Circle Investors Management, Inc., Cadence
                           Capital Management, Inc., NJF Management, Inc., Parametric
                           Management, Inc., StocksPLUS Management, Inc., PIMCO Funds
                           Distributors LLC, PIMCO Management, Inc., PIMCO Global
                           Advisors LLC.

Ongaro, Douglas J.         Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Otterbein, Thomas J.       Senior Vice President, PIMCO and PIMCO Management, Inc.

Palghat, Kumar N.          Vice President, PIMCO and PIMCO Management, Inc.

Paradis, Victoria M.       Vice President, PIMCO and PIMCO Management, Inc.

Perez, Keith               Vice President, PIMCO and PIMCO Management, Inc.

Philipp, Elizabeth M.      Vice President, PIMCO and PIMCO Management, Inc.

Pittman, David J.          Vice President, PIMCO, PIMCO Management, Inc. and the Trust.

Podlich, William F. III    Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Member of Management Board, PIMCO Advisors;
                           Member of PIMCO Partners LLC.

Powers, William C.         Managing Director, PIMCO; Director and Managing Director, PIMCO
                           Management, Inc.; Senior Vice President, PIMCO Commercial
                           Mortgage Securities Trust, Inc.; Member of PIMCO Partners LLC.

Randall, Terry A.          Vice President, PIMCO and PIMCO Management, Inc.

Romano, Mark               Vice President, PIMCO, PIMCO Management, Inc. and the Trust

Name                       Business and Other Connections
----                       ------------------------------
Roney, Scott L.            Senior Vice President, PIMCO and PIMCO Management, Inc.;
                           Director and Chief Executive Officer, PIMCO Global Advisors
                           (Japan) Limited.

Rosborough, Michael J.     Senior Vice President, PIMCO and PIMCO Management, Inc.

Rowe, Cathy T.             Vice President, PIMCO and PIMCO Management, Inc.

Ruthen, Seth R.            Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.        Vice President, PIMCO, PIMCO Management, Inc. and PIMCO Funds:
                           Multi-Manager Series; Senior Vice President of the Trust, PIMCO
                           Variable Insurance Trust, PIMCO Commercial Mortgage Securities
                           Trust, Inc.

Schmider, Ernest L.        Executive Vice President, Secretary, Chief Administrative and
                           Legal Officer, PIMCO and PIMCO Management, Inc.; Secretary,
                           PIMCO Partners LLC; Director, Assistant Secretary and Assistant
                           Treasurer, StocksPLUS Management, Inc.; Senior Vice President,
                           PIMCO Advisors.

Scholey, Leland T.         Senior Vice President, PIMCO, PIMCO Management, Inc. and
                           the Trust.

Schulist, Stephen O.       Vice President, PIMCO and PIMCO Management, Inc.

Scibisz, Iwona E.          Vice President, PIMCO and PIMCO Management, Inc.

Selby, Richard W.          Senior Vice President, PIMCO and PIMCO Management, Inc.

Seliga, Denise C.          Vice President, PIMCO and PIMCO Management, Inc.

Seymour, Rita J.           Vice President, PIMCO and PIMCO Management, Inc.

Sullivan, Christopher      Vice President, PIMCO and PIMCO Management, Inc.

Sylwester, Cheryl L.       Vice President, PIMCO and PIMCO Management, Inc.

Theodore, Kyle, J.         Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.             Director and Managing Director, PIMCO and PIMCO
                           Management, Inc.; Member PIMCO Partners LLC.

Name                       Business and Other Connections
----                       ------------------------------
Thompson, William S. Jr.   Chief Executive Officer and Managing Director, PIMCO; Director,
                           Managing Director and Chief Executive Officer, PIMCO
                           Management, Inc.; Director and President, StocksPLUS
                           Management, Inc.; Senior Vice President of PIMCO Variable
                           Insurance Trust; Vice President of the Trust and PIMCO
                           Commercial Mortgage Securities Trust, Inc.; Member of
                           Management Board, PIMCO Advisors; Member, President and Chief
                           Executive Officer of PIMCO Partners LLC; President and Chief
                           Executive Officer, PIMCO Partners GP.

Trinidad, Ronaele K.       Vice President, PIMCO and PIMCO Management, Inc.

Trosky, Benjamin L.        Managing Director and Management Board Member, PIMCO; Director
                           and Managing Director, PIMCO Management, Inc.; Senior Vice
                           President, PIMCO Commercial Mortgage Securities Trust, Inc.;
                           Member of Management Board, PIMCO Advisors; Member of PIMCO
                           Partners LLC.

Tyson, Richard E.          Vice President, PIMCO and PIMCO Management, Inc.

Van de Zilver, Peter A.    Vice President, PIMCO and PIMCO Management, Inc.

Wegener, Marilyn           Vice President, PIMCO and PIMCO Management, Inc.

Weil, Richard M.           Assistant Secretary, PIMCO, PIMCO Management, Inc., Columbus
                           Circle Investors, Columbus Circle Investors Management, Inc.,
                           Cadence Capital Management, and PIMCO Funds Distributors LLC;
                           General Counsel, PIMCO Advisors; Secretary, Cadence Capital
                           Management, Inc. NFJ Management, Inc., Parametric Management,
                           Inc., NFJ Investment Group, Parametric Portfolio Associates,
                           and StocksPLUS Management, Inc.; Vice President, PIMCO Funds:
                           Multi-Manager Series; Senior Vice President Legal and
                           Secretary, PIMCO Global Advisors LLC.

Westhead, Paul C.          Vice President, PIMCO and PIMCO Management, Inc.

Wood, George H.            Executive Vice President, PIMCO and PIMCO Management, Inc.

Yetter, Michael A.         Senior Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------
Young, David               Vice President, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of PIMCO Advisors L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.

Item 29.  Principal Underwriters
          ----------------------

(a) PIMCO Funds Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager Series. The Distributor is a wholly-owned subsidiary of PIMCO Advisors.

(b)

Name and Principal              Positions and Offices             Positions and Offices
 Business Address*                 with Underwriter                   with Registrant
------------------              ---------------------             ---------------------
Aartz, Erik M.             Vice President                                 None

Booth, Jeffrey L.          Vice President                                 None

Bosch, James D.            Regional Vice President                        None

Brennan, Deborah P.        Vice President, Compliance                     None
                           Officer

Burnham, Chris             Vice Chairman                                  None

Clark, Timothy R.          Senior Vice President                          None

Fessel, Jonathan P.        Vice President                                 None

Fitzgerald, Robert M.      Chief Financial Officer and                    None
                           Treasurer

Gallagher, Michael J.      Regional Vice President                        None

Goldsmith, David S.        Vice President                                 None

Gray, Ronald H.            Vice President                                 None

Name and Principal              Positions and Offices             Positions and Offices
 Business Address*                 with Underwriter                   with Registrant
------------------              ---------------------             ---------------------
Hussey, John B.            Regional Vice President                        None

Jobe, Stephen R.           Vice President                                 None

Jones, Jonathan C.         Vice President                                 None

Lazcano, Raymond           Vice President                                 None

Lynch, William E.          Senior Vice President                          None

McCarthy, Jacqueline A.    Vice President                                 None

Maloney, Kevin D.          Compliance Officer                             None

Meyers, Andrew J.          Executive Vice President                       None

Moyer, Fiora N.            Regional Vice President                        None

Neugebauer, Phil J.        Vice President                                 None

Nguyen, Vinh T.            Vice President, Controller                     None

Pearlman, Joffrey H.       Regional Vice President                        None

Russell, Mathew M.         Vice President                                 None

Schott, Newton B., Jr.     Executive Vice President/                      None
                           Secretary, Chief Administrative/
                           Legal Officer and Secretary

Smith, Robert M.           Vice President                                 None

Spear, Ellen Z.            Vice President                                 None

Sullivan, Daniel W.        Regional Vice President                        None

Stone, David P.            Regional Vice President                        None

Thomas, William H., Jr.    Regional Vice President                        None

Name and Principal              Positions and Offices             Positions and Offices
 Business Address*                 with Underwriter                   with Registrant
------------------              ---------------------             ---------------------
Treadway, Stephen J.       Director, Chairman, President                  None
                           and Chief Executive Officer

Troyer, Paul H.            Senior Vice President                          None

Trumbore, Brian F.         Executive Vice President                       None

Weil, Richard M.           Assistant Secretary                            None

Zimmerman, Glen A.         Vice President                                 None

_________________
* The business address of all officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.

Item 30.  Location of Accounts and Records
          --------------------------------

          The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of a post-effective amendment to Registrant's 1933 Act registration statement which provides for the addition of a new series of Registrant or the date on which shares of such series are first sold (other than shares sold for seed money).

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

     (d) Registrant undertakes to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 2nd day of April, 1999.

                                  PIMCO FUNDS
                                  (Registrant)

                   By:
                        -----------------------------------------
                               R. Wesley Burns*
                                   President

                  *By:  /s/ Jeffrey L. Steele
                        -----------------------------------------
                        Jeffrey L. Steele, as attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                       Title                         Date
---------                       -----                         ----


----------------------------    Trustee                       April 2, 1999
Guilford C. Babcock*



----------------------------    Trustee                       April 2, 1999
Thomas P. Kemp*



----------------------------    Trustee                       April 2, 1999
Brent R. Harris*


----------------------------    Trustee                       April 2, 1999
William J. Popejoy*



----------------------------    Trustee                       April 2, 1999
Vern O. Curtis*



----------------------------    President                     April 2, 1999
R. Wesley Burns*                (Principal Executive
                                Officer)

----------------------------    Treasurer                     April 2, 1999
John P. Hardaway*               (Principal Financial and
                                Accounting Officer)


*By:  /s/ Jeffrey L. Steele
     ------------------------
     Jeffrey L. Steele,
     as attorney-in-fact

     ___________________
* Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.

                                  PIMCO Funds

                         INDEX TO EXHIBITS FILED WITH
                        POST-EFFECTIVE AMENDMENT NO. 44


Exhibit 5(x) Form of Supplement to Investment Advisory Contract Relating to Convertible Bond.

Exhibit 6(iii) Form of Supplement to Distribution Contract Relating to Convertible Bond Fund.

Exhibit 9(iii) Form of Supplement to Amended and Restated Administration Agreement Relating to Convertible Bond Fund.

Exhibit 11        Consents of Price Waterhouse LLP (EDGAR Exhibit 99.B11).
Exhibit 17        Financial Data Schedules (EDGAR Exhibit 27).